     As filed with the Securities and Exchange Commission on February 28, 2011
1933 Act File No. 002-38679
1940 Act File No. 811-02064

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
☐ Pre-Effective Amendment No.
☑ Post-Effective Amendment No. 63
and

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ Amendment No. 63
Pax World Funds Series Trust I
(Exact Name of Registrant as Specified in Charter)
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801
(Address of Principal Executive Offices)
(800) 767-1729
(Registrant’s Telephone Number, including Area Code)
Joseph F. Keefe
Pax World Management Corp.
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801
(Name and Address of Agent for Service)
Copies of Communications to:
Gregory D. Sheehan, Esq.
Ropes & Gray, LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Approximate Date of Proposed Public Offering: As soon as possible following the effectiveness of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐ Immediately upon filing pursuant to paragraph (b)
☐ On (date) pursuant to paragraph (b)
☑ 60 days after filing pursuant to paragraph (a)(1)
☐ On (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This post-effective amendment relates only to the Registrant’s ESG Managers Aggressive Growth Portfolio, ESG Managers Growth Portfolio, ESG Managers Moderate Portfolio and ESG Managers Conservative Portfolio series. Information contained in the Registrant’s registration statement relating to any other series of the Registrant is neither amended nor superseded hereby.

April [•], 2011
Prospectus
The ESG Managers Asset Allocation Portfolios
ESG Managers® Aggressive Growth Portfolio
Class A (PAGAX)
Class C (PAGCX)
Institutional Class (PAGIX)
ESG Managers® Growth Portfolio
Class A (PGPAX)
Class C (PWCCX)
Institutional Class (PMIIX)
ESG Managers® Moderate Portfolio
Class A (PMPAX)
Class C (PWPCX)
Institutional Class (PWPIX)
ESG Managers® Conservative Portfolio
Class A (PWMAX)
Class C (PWMCX)
Institutional Class (PWMIX)
Pax World Management LLC is the investment adviser to ESG Managers® Portfolios
This prospectus explains what you should know about the funds before you invest. Please read it carefully.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

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ESG Managers® Aggressive Growth Portfolio
(the “Aggressive Growth Portfolio”)
Summary of Key Information
Investment Objectives
The Aggressive Growth Portfolio’s investment objective is to seek a high level of long-term capital appreciation.
Fees & Expenses
The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Class C or Institutional Class shares of the Aggressive Growth Portfolio. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Aggressive Growth Portfolio. More information about these and other discounts is available from your financial intermediary, under “Shareholder Guide — Sales Charges” on page [•] of this Prospectus and under “Distribution and Shareholder Services — Sales Charge Reductions and Waivers” on page [•] of the Statement of Additional Information.
Shareholder Fees (Fees Paid Directly From Your Investment)

			Institutional
	Class A	Class C	Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	1.00%[2]	None
Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

Institutional
	Class A		Class C		Class
Management Fee	[•]	%	[•]	%	[•]	%
Distribution and/or Service (Rule 12b-1) Fees	[•]	%	[•]	%	[•]	%
Other Expenses	[•]	%	[•]	%	[•]	%
Acquired Fund Fees and Expenses	[•]	%	[•]	%	[•]	%

Total Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%
Less: Contractual Expense Reimbursements[3]	([•]	)%	([•]	)%	([•]	)%

Net Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%

1.	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within one year of purchase, with certain exceptions. See “How to Purchase Shares—Sales Charges.”

2.	This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See “How to Purchase Shares—Sales Charges.”

3.	The Adviser has agreed contractually to reimburse a portion of the fund’s expenses so that the fund’s ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those of the Underlying Pax Funds), as a percentage of its average net assets, do not exceed the following applicable rate (the “Cap”) on an annualized basis on the Class A, Class C, and Institutional Class shares, respectively:[•]%, [•]%, and [•]%. This reimbursement arrangement will continue in effect until at least June 30, 2012. If the Adviser reimburses expenses of a fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the “Recovery Period”) if, and only to the extent that, the fund’s annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.

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Examples of Expenses
The table below is intended to help an investor compare the cost of investing in shares of the Aggressive Growth Portfolio with the cost of investing in other mutual funds.
The table assumes that an investor invests $10,000 in shares of the applicable Class for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Class’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 Year		3 Year		5 Year		10 Year
Class A Shares	$	[•]	$	[•]	$	[•]	$	[•]
Class C Shares
Assuming no redemption	$	[•]	$	[•]	$	[•]	$	[•]
Assuming complete redemption at the end of the period	$	[•]	$	[•]	$	[•]	$	[•]
Institutional Class Shares	$	[•]	$	[•]	$	[•]	$	[•]
The table above does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Aggressive Growth Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Aggressive Growth Portfolio’s performance. During the Aggressive Growth Portfolio’s most recent fiscal year, the Aggressive Growth Portfolio’s portfolio turnover rate was [•]% of the average value of its portfolio.
Principal Investment Strategies
The Aggressive Growth Portfolio uses multiple subadvisers (“Sleeve Subadvisers”) to implement its principal investment strategies. The Aggressive Growth Portfolio has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy. Morningstar Associates allocates portions of the Aggressive Growth Portfolio’s assets (referred to as “sleeves”) to one or more of the Sleeve Subadvisers, who manage their respective sleeves under the general supervision of the Adviser and Morningstar Associates. Morningstar Associates also may allocate a portion of the Aggressive Growth Portfolio’s assets to one or more investments, such as mutual funds or ETFs, that are not managed by a sleeve subadviser. Morningstar Associates may adjust its allocations from time to time. Most of the Sleeve Subadvisers apply their own sustainability or environmental, social and governance (ESG) criteria to their investments. The Adviser applies its own ESG criteria to the investments of those Sleeve Subadvisers that do not have their own ESG criteria.
Under normal market conditions, the Aggressive Growth Portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds (ETFs)) approximately 95% of its total assets in equity securities (e.g., stocks), and approximately 5% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Aggressive Growth Portfolio may invest up to 100% of its total assets in equity securities and up to 25% of its total assets in fixed income securities. The Aggressive Growth Portfolio may invest up to 85% of its total assets in securities of non-U.S. issuers including investments in emerging markets. Over the longer term, relative to the other funds, the Aggressive Growth Portfolio should offer shareholders the potential for a high level of capital growth with relatively little income.
Principal Risks
The Aggressive Growth Portfolio is exposed to various risks and you may have a gain or loss when you sell your shares. The principal risks of investing in the Aggressive Growth Portfolio are summarized below.
•	Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of a fund’s investments.

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•	[[Derivatives Risk. Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders..]]
•	Allocation Risk. The allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results.
•	Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.
•	Small- and Medium-Sized Company Risk. Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.
•	Value Securities Risk. Value securities are securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.
•	Non-U. S. Securities Risk. Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.
•	Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to Non-U.S. Securities Risk. In addition, emerging markets generally have less developed economies and securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.
•	Multi-Manager Risk. Because each Sleeve Subadviser makes independent investment decisions, such investment decisions may not complement one another, leading to unintended results. The use of multiple Sleeve Subadvisers may lead to higher portfolio turnover rates, higher transactions costs and/or disadvantageous tax consequences.
•	Turnover Risk. Frequent changes in the securities held by a Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.
•	Acquired Funds Risk. Investments in shares of other investment companies (“acquired funds”) are subject to the fees, expenses and risks of those acquired funds. The Fund may be limited in the extent to which it can invest in an acquired fund, and may have limited information about the acquired fund’s investments, either of which may adversely affect the management of the Fund. If an acquired fund seeks to trade the performance of an index, the value of the Fund’s investment in such acquired fund also would fluctuate with the value of the index.
The foregoing descriptions are only summaries. Please see “Principal Risks” on page [•] for more detailed descriptions of the foregoing risks.

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As with all mutual funds, investors may lose money by investing in the Aggressive Growth Portfolio.
Performance Information
The bar chart below presents the calendar year total returns for Class A shares of the Aggressive Growth Portfolio before taxes. The bar chart is intended to provide some indication of the risk of investing in the Aggressive Growth Portfolio by showing changes in the Aggressive Growth Portfolio’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Class A Shares
Annual Return (%)	[•]%
Year	2010

For the periods shown in the bar chart:	Best quarter: [•] 2010, [•]% Worst quarter: [•] 2010, [•]%
Average Annual Total Returns. The performance table below presents the average annual total returns for Class A, Class C and Institutional Class shares of the Aggressive Growth Portfolio. The performance table is intended to provide some indication of the risks of investment in the Aggressive Growth Portfolio by showing how the Aggressive Growth Portfolio’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax returns for Class C and Institutional Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).
Periods ended December 31, 2010

Share Class	1 Year		Life of Fund
Class A Shares
Return Before Taxes	[•]	%	[•]	%
Return After Taxes on Distributions	[•]	%	[•]	%
Return After Taxes on Distributions and Sale of Fund Shares	[•]	%	[•]	%
Class C Shares
Return Before Taxes	[•]	%	[•]	%
Institutional Class Shares
Return Before Taxes	[•]	%	[•]	%
S&P 500 Index[1,4]	[•]	%	[•]	%
Blended Index[2,4]	[•]	%	[•]	%
Lipper Multi-Cap Core Funds Index[3,4]	[•]	%	[•]	%

1.	The S&P 500 Index is an index of large capitalization common stocks.

2.	The Blended Index is composed of 60% S&P 500 Index, 35% MSCI EAFE (Net) Index and 5% Barclays Capital U.S. Aggregate Bond Index. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of January 2010, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is reflected “net”, which includes dividend reinvestments after deduction of foreign withholding tax. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

3.	The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper,

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Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4.	Unlike the Aggressive Growth Portfolio, the S&P 500 Index, the Blended Index and the Lipper Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index Funds Index) do not reflect deductions for fees, expenses or taxes.
Investment Adviser
Pax World Management LLC (the “Adviser”) is the investment adviser for the Aggressive Growth Portfolio.
The Adviser has engaged Morningstar Associates, LLC as subadviser to allocate portions of the Fund’s assets (“sleeves”) to several sleeve subadvisers, who manage their sleeves under the general supervision of the Adviser and Morningstar Associates, and, if desired, to one or more other investments, such as mutual funds or ETFs, not managed by a sleeve subadviser.
Portfolio Manager
The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Aggressive Growth Portfolio’s investments.

Portfolio Manager	Since	Title
Jon Hale , Ph.D., CFA	2009	Portfolio Manager
Peter DiTeresa	2009	Portfolio Manager
For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page [•].

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ESG Managers® Growth Portfolio
(the “Growth Portfolio”)
Summary of Key Information
Investment Objectives
The Growth Portfolio’s investment objective is to seek long-term capital appreciation.
Fees & Expenses
The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Class C or Institutional Class shares of the Growth Portfolio. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Growth Portfolio. More information about these and other discounts is available from your financial intermediary, under “Shareholder Guide — Sales Charges” on page [•] of this Prospectus and under “Distribution and Shareholder Services — Sales Charge Reductions and Waivers” on page [•] of the Statement of Additional Information.
Shareholder Fees (Fees Paid Directly From Your Investment)

			Institutional
	Class A	Class C	Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	1.00%[2]	None
Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

Institutional
	Class A		Class C		Class
Management Fee	[•]	%	[•]	%	[•]	%
Distribution and/or Service (Rule 12b-1) Fees	[•]	%	[•]	%	[•]	%
Other Expenses	[•]	%	[•]	%	[•]	%
Acquired Fund Fees and Expenses	[•]	%	[•]	%	[•]	%

Total Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%
Less: Contractual Expense Reimbursements[3]	([•]	)%	([•]	)%	([•]	)%

Net Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%

1.	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within one year of purchase, with certain exceptions. See “How to Purchase Shares—Sales Charges.”

2.	This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See “How to Purchase Shares—Sales Charges.”

3.	The Adviser has agreed contractually to reimburse a portion of the fund’s expenses so that the fund’s ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those of the Underlying Pax Funds), as a percentage of its average net assets, do not exceed the following applicable rate (the “Cap”) on an annualized basis on the Class A, Class C, and Institutional Class shares, respectively:[•]%, [•]%, and [•]%. This reimbursement arrangement will continue in effect until at least June 30, 2012. If the Adviser reimburses expenses of a fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the “Recovery Period”) if, and only to the extent that, the fund’s annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.
Examples of Expenses
The table below is intended to help an investor compare the cost of investing in shares of the Growth Portfolio with the cost of investing in other mutual funds.
The table assumes that an investor invests $10,000 in shares of the applicable Class for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a

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5% return each year, that all dividends and distributions are reinvested and that the Class’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 Year		3 Year		5 Year		10 Year
Class A Shares	$	[•]	$	[•]	$	[•]	$	[•]
Class C Shares
Assuming no redemption	$	[•]	$	[•]	$	[•]	$	[•]
Assuming complete redemption at the end of the period	$	[•]	$	[•]	$	[•]	$	[•]
Institutional Class Shares	$	[•]	$	[•]	$	[•]	$	[•]
The table above does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Growth Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Growth Portfolio’s performance. During the Growth Portfolio’s most recent fiscal year, the Growth Portfolio’s portfolio turnover rate was [•]% of the average value of its portfolio.
Principal Investment Strategies
The Growth Portfolio uses multiple subadvisers (“Sleeve Subadvisers”) to implement its principal investment strategies. The Growth Portfolio has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy. Morningstar Associates allocates portions of the Growth Portfolio’s assets (referred to as “sleeves”) to one or more of the Sleeve Subadvisers, who manage their respective sleeves under the general supervision of the Adviser and Morningstar Associates. Morningstar Associates also may allocate a portion of the Growth Portfolio’s assets to one or more investments, such as mutual funds or ETFs, that are not managed by a sleeve subadviser. Morningstar Associates may adjust its allocations from time to time. Most of the Sleeve Subadvisers apply their own sustainability or environmental, social and governance (ESG) criteria to their investments. The Adviser applies its own ESG criteria to the investments of those Sleeve Subadvisers that do not have their own ESG criteria.
Under normal market conditions, the Growth Portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds (ETFs)) approximately [[80%]] of its total assets in equity securities (e.g., stocks), and approximately [[20%]] of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Growth Portfolio may invest up to 100% of its total assets in equity securities and up to [[40%]] of its total assets in fixed income securities. The Growth Portfolio may invest up to 70% of its total assets in securities of non-U.S. issuers including investments in emerging markets. Over the longer term, relative to the other funds, the Growth Portfolio should offer shareholders the potential for a low to medium level of income and a medium to high level of capital growth.
Principal Risks
The Growth Portfolio is exposed to various risks and you may have a gain or loss when you sell your shares. The principal risks of investing in the Growth Portfolio are summarized below.
•	Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of a fund’s investments.

•	[[Derivatives Risk. Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter

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into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders..]]

•	Interest Rate Risk. The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities.

•	Credit Risk. Changing economic conditions may adversely affect an obligated entity’s actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•	Allocation Risk. The allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results.

•	U.S. Government Securities Risk. U.S. government securities that are not issued or guaranteed by the U.S. Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•	Mortgage Risk. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the fund to reinvest disposition proceeds at lower prevailing interest rates.

•	Reinvestment Risk. Income from the fixed income portion of a fund’s investments may decline if the fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the fund’s earnings rate at that time.

•	Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Small- and Medium-Sized Company Risk. Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	High Yield Securities Risk. High yield securities (“junk bonds”) are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund’s exposure to interest rate risk, credit risk and liquidity risk.

•	Value Securities Risk. Value securities are securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Non-U. S. Securities Risk. Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to Non-U.S. Securities Risk. In addition, emerging markets generally have less developed economies and

11

securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.

•	Multi-Manager Risk. Because each Sleeve Subadviser makes independent investment decisions, such investment decisions may not complement one another, leading to unintended results. The use of multiple Sleeve Subadvisers may lead to higher portfolio turnover rates, higher transactions costs and/or disadvantageous tax consequences.

•	Turnover Risk. Frequent changes in the securities held by a Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Inflation-Linked Security Risk. The price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease, and its interest payments are unpredictable. The inflation index used may not accurately measure the real inflation rate, which may cause the value of the securities to decline. Relevant pricing indices also may be discontinued, fundamentally altered in an adverse manner or substituted with alternative indices.

•	Acquired Funds Risk. Investments in shares of other investment companies (“acquired funds”) are subject to the fees, expenses and risks of those acquired funds. The Fund may be limited in the extent to which it can invest in an acquired fund, and may have limited information about the acquired fund’s investments, either of which may adversely affect the management of the Fund. If an acquired fund seeks to trade the performance of an index, the value of the Fund’s investment in such acquired fund also would fluctuate with the value of the index.
The foregoing descriptions are only summaries. Please see “Principal Risks” on page [•] for more detailed descriptions of the foregoing risks.
As with all mutual funds, investors may lose money by investing in the Growth Portfolio.
Performance Information
The bar chart below presents the calendar year total returns for Class A shares of the Growth Portfolio before taxes. The bar chart is intended to provide some indication of the risk of investing in the Growth Portfolio by showing changes in the Growth Portfolio’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Class A Shares
Annual Return (%)	[•]%
Year	2010

For the periods shown in the bar chart:	Best quarter: [•] 2010, [•]% Worst quarter: [•] 2010, [•]%
Average Annual Total Returns. The performance table below presents the average annual total returns for Class A, Class C and Institutional Class shares of the Growth Portfolio. The performance table is intended to provide some indication of the risks of investment in the Growth Portfolio by showing how the Growth Portfolio’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax returns for Class C and Institutional Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).
Periods ended December 31, 2010

12

Share Class	1 Year		Life of Fund
Class A Shares
Return Before Taxes	[•]	%	[•]	%
Return After Taxes on Distributions	[•]	%	[•]	%
Return After Taxes on Distributions and Sale of Fund Shares	[•]	%	[•]	%
Class C Shares
Return Before Taxes	[•]	%	[•]	%
Institutional Class Shares
Return Before Taxes	[•]	%	[•]	%
S&P 500 Index[1,4]	[•]	%	[•]	%
Blended Index[2,4]	[•]	%	[•]	%
Lipper Mixed-Asset Target Allocation Growth Funds Index[3,4]	[•]	%	[•]	%

1.	The S&P 500 Index is an index of large capitalization common stocks.

2.	The Blended Index is composed of 45% S&P 500 Index, 25% MSCI EAFE (Net) Index and 30% Barclays Capital U.S. Aggregate Bond Index. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of January 2010, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is reflected “net”, which includes dividend reinvestments after deduction of foreign withholding tax. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

3.	The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4.	Unlike the Growth Portfolio, the S&P 500 Index, the Blended Index and the Lipper Mixed-Asset Target Allocation Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Growth Funds Index) do not reflect deductions for fees, expenses or taxes.
Investment Adviser
Pax World Management LLC (the “Adviser”) is the investment adviser for the Growth Portfolio.
The Adviser has engaged Morningstar Associates, LLC as subadviser to allocate portions of the Fund’s assets (“sleeves”) to several sleeve subadvisers, who manage their sleeves under the general supervision of the Adviser and Morningstar Associates, and, if desired, to one or more other investments, such as mutual funds or ETFs, not managed by a sleeve subadviser.
Portfolio Manager
The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Growth Portfolio’s investments.

Portfolio Manager	Since	Title
Jon Hale , Ph.D., CFA	2009	Portfolio Manager
Peter DiTeresa	2009	Portfolio Manager
For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page [•].

13

ESG Managers® Moderate Portfolio
(the “Moderate Portfolio”)
Summary of Key Information
Investment Objectives
The Moderate Portfolio’s primary investment objective is to seek long-term capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the Moderate Portfolio seeks current income.
Fees & Expenses
The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Class C or Institutional Class shares of the Moderate Portfolio. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Moderate Portfolio. More information about these and other discounts is available from your financial intermediary, under “Shareholder Guide — Sales Charges” on page [•] of this Prospectus and under “Distribution and Shareholder Services — Sales Charge Reductions and Waivers” on page [•] of the Statement of Additional Information.
Shareholder Fees (Fees Paid Directly From Your Investment)

			Institutional
	Class A	Class C	Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	1.00%[2]	None
Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

Institutional
	Class A		Class C		Class
Management Fee	[•]	%	[•]	%	[•]	%
Distribution and/or Service (Rule 12b-1) Fees	[•]	%	[•]	%	[•]	%
Other Expenses	[•]	%	[•]	%	[•]	%
Acquired Fund Fees and Expenses	[•]	%	[•]	%	[•]	%

Total Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%
Less: Contractual Expense Reimbursements[3]	([•]	)%	([•]	)%	([•]	)%

Net Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%

1.	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within one year of purchase, with certain exceptions. See “How to Purchase Shares—Sales Charges.”

2.	This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See “How to Purchase Shares—Sales Charges.”

3.	The Adviser has agreed contractually to reimburse a portion of the fund’s expenses so that the fund’s ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those of the Underlying Pax Funds), as a percentage of its average net assets, do not exceed the following applicable rate (the “Cap”) on an annualized basis on the Class A, Class C, and Institutional Class shares, respectively:[•]%, [•]%, and [•]%. This reimbursement arrangement will continue in effect until at least June 30, 2012. If the Adviser reimburses expenses of a fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the “Recovery Period”) if, and only to the extent that, the fund’s annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.
Examples of Expenses
The table below is intended to help an investor compare the cost of investing in shares of the Moderate Portfolio with the cost of investing in other mutual funds.

14

The table assumes that an investor invests $10,000 in shares of the applicable Class for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Class’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 Year		3 Year		5 Year		10 Year
Class A Shares	$	[•]	$	[•]	$	[•]	$	[•]
Class C Shares
Assuming no redemption	$	[•]	$	[•]	$	[•]	$	[•]
Assuming complete redemption at the end of the period	$	[•]	$	[•]	$	[•]	$	[•]
Institutional Class Shares	$	[•]	$	[•]	$	[•]	$	[•]
The table above does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Moderate Portfolio’s performance. During the Moderate Portfolio’s most recent fiscal year, the Moderate Portfolio’s portfolio turnover rate was [•]% of the average value of its portfolio.
Principal Investment Strategies
The Moderate Portfolio uses multiple subadvisers (“Sleeve Subadvisers”) to implement its principal investment strategies. The Moderate Portfolio has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy. Morningstar Associates allocates portions of the Moderate Portfolio’s assets (referred to as “sleeves”) to one or more of the Sleeve Subadvisers, who manage their respective sleeves under the general supervision of the Adviser and Morningstar Associates. Morningstar Associates also may allocate a portion of the Moderate Portfolio’s assets to one or more investments, such as mutual funds or ETFs, that are not managed by a sleeve subadviser. Morningstar Associates may adjust its allocations from time to time. Most of the Sleeve Subadvisers apply their own sustainability or environmental, social and governance (ESG) criteria to their investments. The Adviser applies its own ESG criteria to the investments of those Sleeve Subadvisers that do not have their own ESG criteria.
Under normal market conditions, the Moderate Portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds (ETFs)) approximately [[60%]] of its total assets in equity securities (e.g., stocks), and approximately [[40%]] of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Moderate Portfolio may invest up to [[80%]] of its total assets in equity securities and up to [[60%]] of its total assets in fixed income securities. The Moderate Portfolio may invest up to 50% of its total assets in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that the Moderate Portfolio would invest more than 10% of its total assets in emerging market securities. Over the longer term, relative to the other funds, the Moderate Portfolio should offer shareholders the potential for a medium level of income and a medium level of capital growth.
Principal Risks
The Moderate Portfolio is exposed to various risks and you may have a gain or loss when you sell your shares. The principal risks of investing in the Moderate Portfolio are summarized below.
•	Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of a fund’s investments.

15

•	[[Derivatives Risk. Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.]]

•	Interest Rate Risk. The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities.

•	Credit Risk. Changing economic conditions may adversely affect an obligated entity’s actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•	Allocation Risk. The allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results.

•	U.S. Government Securities Risk. U.S. government securities that are not issued or guaranteed by the U.S. Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•	Mortgage Risk. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the fund to reinvest disposition proceeds at lower prevailing interest rates.

•	Reinvestment Risk. Income from the fixed income portion of a fund’s investments may decline if the fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the fund’s earnings rate at that time.

•	Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Small- and Medium-Sized Company Risk. Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	High Yield Securities Risk. High yield securities (“junk bonds”) are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund’s exposure to interest rate risk, credit risk and liquidity risk.

•	Value Securities Risk. Value securities are securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Non-U. S. Securities Risk. Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

16

•	Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to Non-U.S. Securities Risk. In addition, emerging markets generally have less developed economies and securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.

•	Multi-Manager Risk. Because each Sleeve Subadviser makes independent investment decisions, such investment decisions may not complement one another, leading to unintended results. The use of multiple Sleeve Subadvisers may lead to higher portfolio turnover rates, higher transactions costs and/or disadvantageous tax consequences.

•	Turnover Risk. Frequent changes in the securities held by a Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Inflation-Linked Security Risk. The price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease, and its interest payments are unpredictable. The inflation index used may not accurately measure the real inflation rate, which may cause the value of the securities to decline. Relevant pricing indices also may be discontinued, fundamentally altered in an adverse manner or substituted with alternative indices.

•	Acquired Funds Risk. Investments in shares of other investment companies (“acquired funds”) are subject to the fees, expenses and risks of those acquired funds. The Fund may be limited in the extent to which it can invest in an acquired fund, and may have limited information about the acquired fund’s investments, either of which may adversely affect the management of the Fund. If an acquired fund seeks to trade the performance of an index, the value of the Fund’s investment in such acquired fund also would fluctuate with the value of the index.
The foregoing descriptions are only summaries. Please see “Principal Risks” on page [•] for more detailed descriptions of the foregoing risks.
As with all mutual funds, investors may lose money by investing in the Moderate Portfolio.
Performance Information
The bar chart below presents the calendar year total returns for Class A shares of the Moderate Portfolio before taxes. The bar chart is intended to provide some indication of the risk of investing in the Moderate Portfolio by showing changes in the Moderate Portfolio’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Class A Shares Annual Return (%)	[•]%
Year	2010

For the periods shown in the bar chart:	Best quarter: [•] 2010, [•]% Worst quarter: [•] 2010, [•]%
Average Annual Total Returns. The performance table below presents the average annual total returns for Class A, Class C and Institutional Class shares of the Moderate Portfolio. The performance table is intended to provide some indication of the risks of investment in the Moderate Portfolio by showing how the Moderate Portfolio’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax returns for Class C and Institutional Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).

17

Periods ended December 31, 2010
Share Class	1 Year		Life of Fund
Class A Shares
Return Before Taxes	[•]	%	[•]	%
Return After Taxes on Distributions	[•]	%	[•]	%
Return After Taxes on Distributions and Sale of Fund Shares	[•]	%	[•]	%
Class C Shares
Return Before Taxes	[•]	%	[•]	%
Institutional Class Shares
Return Before Taxes	[•]	%	[•]	%
S&P 500 Index[1,4]	[•]	%	[•]	%
Blended Index[2,4]	[•]	%	[•]	%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[3,4]	[•]	%	[•]	%

1.	The S&P 500 Index is an index of large capitalization common stocks.

2.	The Blended Index is composed of 33% S&P 500 Index, 17% MSCI EAFE (Net) Index and 50% Barclays Capital U.S. Aggregate Bond Index. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of January 2010, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is reflected “net”, which includes dividend reinvestments after deduction of foreign withholding tax. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

3.	The Lipper Mixed-Asset Target Allocation Moderate Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4.	Unlike the Moderate Portfolio, the S&P 500 Index, the Blended Index and the Lipper Mixed-Asset Target Allocation Moderate Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Moderate Funds Index) do not reflect deductions for fees, expenses or taxes.
Investment Adviser
Pax World Management LLC (the “Adviser”) is the investment adviser for the Moderate Portfolio.
The Adviser has engaged Morningstar Associates, LLC as subadviser to allocate portions of the Fund’s assets (“sleeves”) to several sleeve subadvisers, who manage their sleeves under the general supervision of the Adviser and Morningstar Associates, and, if desired, to one or more other investments, such as mutual funds or ETFs, not managed by a sleeve subadviser.
Portfolio Manager
The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Moderate Portfolio’s investments.

Portfolio Manager	Since	Title
Jon Hale, Ph.D., CFA	2009	Portfolio Manager
Peter DiTeresa	2009	Portfolio Manager
For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page [•].

18

ESG Managers® Conservative Portfolio
(the “Conservative Portfolio”)
Summary of Key Information
Investment Objectives
The Conservative Portfolio’s primary investment objective is to seek preservation of capital and current income. As a secondary objective and to the extent consistent with its primary investment objective, the Conservative Portfolio seeks capital appreciation.
Fees & Expenses
The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Class C or Institutional Class shares of the Conservative Portfolio. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Conservative Portfolio. More information about these and other discounts is available from your financial intermediary, under “Shareholder Guide — Sales Charges” on page [•] of this Prospectus and under “Distribution and Shareholder Services — Sales Charge Reductions and Waivers” on page [•] of the Statement of Additional Information.
Shareholder Fees (Fees Paid Directly From Your Investment)

			Institutional
	Class A	Class C	Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	1.00%[2]	None
Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

Institutional
	Class A		Class C		Class
Management Fee	[•]	%	[•]	%	[•]	%
Distribution and/or Service (Rule 12b-1) Fees	[•]	%	[•]	%	[•]	%
Other Expenses	[•]	%	[•]	%	[•]	%
Acquired Fund Fees and Expenses	[•]	%	[•]	%	[•]	%

Total Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%
Less: Contractual Expense Reimbursements[3]	([•]	)%	([•]	)%	([•]	)%

Net Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%

1.	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within one year of purchase, with certain exceptions. See “How to Purchase Shares—Sales Charges.”

2.	This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See “How to Purchase Shares—Sales Charges.”

3.	The Adviser has agreed contractually to reimburse a portion of the fund’s expenses so that the fund’s ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those of the Underlying Pax Funds), as a percentage of its average net assets, do not exceed the following applicable rate (the “Cap”) on an annualized basis on the Class A, Class C, and Institutional Class shares, respectively:[•]%, [•]%, and [•]%. This reimbursement arrangement will continue in effect until at least June 30, 2012. If the Adviser reimburses expenses of a fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the “Recovery Period”) if, and only to the extent that, the fund’s annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.
Examples of Expenses
The table below is intended to help an investor compare the cost of investing in shares of the Conservative Portfolio with the cost of investing in other mutual funds.

19

The table assumes that an investor invests $10,000 in shares of the applicable Class for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Class’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 Year		3 Year		5 Year		10 Year
Class A Shares	$	[•]	$	[•]	$	[•]	$	[•]
Class C Shares
Assuming no redemption	$	[•]	$	[•]	$	[•]	$	[•]
Assuming complete redemption at the end of the period	$	[•]	$	[•]	$	[•]	$	[•]
Institutional Class Shares	$	[•]	$	[•]	$	[•]	$	[•]
The table above does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Conservative Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Conservative Portfolio’s performance. During the Conservative Portfolio’s most recent fiscal year, the Conservative Portfolio’s portfolio turnover rate was [•]% of the average value of its portfolio.
Principal Investment Strategies
The Conservative Portfolio uses multiple subadvisers (“Sleeve Subadvisers”) to implement its principal investment strategies. The Conservative Portfolio has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy. Morningstar Associates allocates portions of the Conservative Portfolio’s assets (referred to as “sleeves”) to one or more of the Sleeve Subadvisers, who manage their respective sleeves under the general supervision of the Adviser and Morningstar Associates. Morningstar Associates also may allocate a portion of the Conservative Portfolio’s assets to one or more investments, such as mutual funds or ETFs, that are not managed by a sleeve subadviser. Morningstar Associates may adjust its allocations from time to time. Most of the Sleeve Subadvisers apply their own sustainability or environmental, social and governance (ESG) criteria to their investments. The Adviser applies its own ESG criteria to the investments of those Sleeve Subadvisers that do not have their own ESG criteria.
Under normal market conditions, the Conservative Portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds (ETFs)) approximately 65% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds), and approximately 35% of its total assets in equity securities (e.g., stocks). The Conservative Portfolio may invest up to 100% of its total assets in fixed income securities and up to 50% of its total assets in equity securities. The Conservative Portfolio may invest up to 40% of its total assets in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that the Conservative Portfolio would invest more than 10% of its total assets in emerging market securities. Over the longer term, relative to the other funds, the Conservative Portfolio should offer shareholders the potential for a medium to high level of income and a low to medium level of capital growth.
Principal Risks
The Conservative Portfolio is exposed to various risks and you may have a gain or loss when you sell your shares. The principal risks of investing in the Conservative Portfolio are summarized below.
•	Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of a fund’s investments.

20

•	[[Derivatives Risk. Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.]]

•	Interest Rate Risk. The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities.

•	Credit Risk. Changing economic conditions may adversely affect an obligated entity’s actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•	Allocation Risk. The allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results.

•	U.S. Government Securities Risk. U.S. government securities that are not issued or guaranteed by the U.S. Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•	Mortgage Risk. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the fund to reinvest disposition proceeds at lower prevailing interest rates.

•	Reinvestment Risk. Income from the fixed income portion of a fund’s investments may decline if the fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the fund’s earnings rate at that time.

•	Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Small- and Medium-Sized Company Risk. Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	High Yield Securities Risk. High yield securities (“junk bonds”) are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund’s exposure to interest rate risk, credit risk and liquidity risk.

•	Value Securities Risk. Value securities are securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Non-U. S. Securities Risk. Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

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•	Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to Non-U.S. Securities Risk. In addition, emerging markets generally have less developed economies and securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.

•	Multi-Manager Risk. Because each Sleeve Subadviser makes independent investment decisions, such investment decisions may not complement one another, leading to unintended results. The use of multiple Sleeve Subadvisers may lead to higher portfolio turnover rates, higher transactions costs and/or disadvantageous tax consequences.

•	Turnover Risk. Frequent changes in the securities held by a Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Inflation-Linked Security Risk. The price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease, and its interest payments are unpredictable. The inflation index used may not accurately measure the real inflation rate, which may cause the value of the securities to decline. Relevant pricing indices also may be discontinued, fundamentally altered in an adverse manner or substituted with alternative indices.

•	Acquired Funds Risk. Investments in shares of other investment companies (“acquired funds”) are subject to the fees, expenses and risks of those acquired funds. The Fund may be limited in the extent to which it can invest in an acquired fund, and may have limited information about the acquired fund’s investments, either of which may adversely affect the management of the Fund. If an acquired fund seeks to trade the performance of an index, the value of the Fund’s investment in such acquired fund also would fluctuate with the value of the index.
The foregoing descriptions are only summaries. Please see “Principal Risks” on page [•] for more detailed descriptions of the foregoing risks.
As with all mutual funds, investors may lose money by investing in the Conservative Portfolio.
Performance Information
The bar chart below presents the calendar year total returns for Class A shares of the Conservative Portfolio before taxes. The bar chart is intended to provide some indication of the risk of investing in the Conservative Portfolio by showing changes in the Conservative Portfolio’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Class A Shares Annual Return (%)	[•]%
Year	2010

For the periods shown in the bar chart:	Best quarter: [•] 2010, [•]% Worst quarter: [•] 2010, [•]%
Average Annual Total Returns. The performance table below presents the average annual total returns for Class A, Class C and Institutional Class shares of the Conservative Portfolio. The performance table is intended to provide some indication of the risks of investment in the Conservative Portfolio by showing how the Conservative Portfolio’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax returns for Class C and Institutional Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).

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Periods ended December 31, 2010
Share Class	1 Year		Life of Fund
Class A Shares
Return Before Taxes	[•]	%	[•]	%
Return After Taxes on Distributions	[•]	%	[•]	%
Return After Taxes on Distributions and Sale of Fund Shares	[•]	%	[•]	%
Class C Shares
Return Before Taxes	[•]	%	[•]	%
Institutional Class Shares
Return Before Taxes	[•]	%	[•]	%
S&P 500 Index[1,4]	[•]	%	[•]	%
Blended Index[2,4]	[•]	%	[•]	%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[3,4]	[•]	%	[•]	%

1.	The S&P 500 Index is an index of large capitalization common stocks.

2.	The Blended Index is composed of 23% S&P 500 Index, 12% MSCI EAFE (Net) Index and 65% Barclays Capital U.S. Aggregate Bond Index. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of January 2010, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is reflected “net”, which includes dividend reinvestments after deduction of foreign withholding tax. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

3.	The Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4.	Unlike the Conservative Portfolio, the S&P 500 Index, the Blended Index and the Lipper Mixed-Asset Target Allocation Conservative Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Conservative Funds Index) do not reflect deductions for fees, expenses or taxes.
Investment Adviser
Pax World Management LLC (the “Adviser”) is the investment adviser for the Conservative Portfolio.
The Adviser has engaged Morningstar Associates, LLC as subadviser to allocate portions of the Fund’s assets (“sleeves”) to several sleeve subadvisers, who manage their sleeves under the general supervision of the Adviser and Morningstar Associates, and, if desired, to one or more other investments, such as mutual funds or ETFs, not managed by a sleeve subadviser.
Portfolio Manager
The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Conservative Portfolio’s investments.

Portfolio Manager	Since	Title
Jon Hale, Ph.D., CFA	2009	Portfolio Manager
Peter DiTeresa	2009	Portfolio Manager
For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page [•].

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Important Additional Information About the Funds
Purchase and Sale of Fund Shares
You may purchase and redeem shares of the Aggressive Growth Portfolio, the Growth Portfolio, the Moderate Portfolio or the Conservative Portfolio (each, a “Fund” and collectively, the “Funds”) each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight delivery (ESG Managers Portfolios, 101 Sabin Street, Pawtucket, RI 02860-1427), by mail (ESG Managers Portfolio, P.O. Box 9824, Providence, RI 02940-8024), or by telephone (1-888-374-8920).
The Funds’ initial and subsequent investment minimums generally are as follows. Your financial intermediary may have set higher investment minimums.

		Minimum
	Minimum	Subsequent
	Initial Investment	Investment
Class A	$250	$50
Class C	$250	$50
Institutional Class	$5,000,000	None
Taxes
The Funds intend to make distributions that generally will be taxable to shareholders as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise invest through a tax-advantaged account, such as an IRA or 401(k) plan. If you invest through a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, the Funds’ distributor and their affiliates may pay the financial intermediary for the sale of shares of the Fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. You should ask your financial intermediary or visit your financial intermediary’s website for more information.
About the Funds
Multi-Manager Approach
The Funds use multiple Sleeve Subadvisers to seek to achieve their investment objectives and each Sleeve Subadviser seeks to invest the assets of its sleeve in securities consistent with its investment style (e.g., large cap blend, small/mid cap value, investment grade intermediate term bond) and within the allocations established by Morningstar Associates for the Funds. Each Sleeve Subadviser also invests the assets of its strategy or sleeve in accordance with sustainability or ESG criteria discussed below under “Sustainability (Environmental, Social and Governance) Criteria” and in the Funds’ Statement of Additional Information. The potential risks and returns of each Fund vary with the degree to which the Adviser and the Sleeve Subadvisers cause the Fund to invest in particular market segments and/or asset classes.
Morningstar Associates allocates portions of the Funds’ assets (referred to as “sleeves”) to several Sleeve Subadvisers who then manage their respective sleeves under the general supervision of the Adviser and Morningstar Associates. It is currently expected that the Adviser will manage one or more sleeves of the Funds’ assets itself. Morningstar Associates may adjust the relative proportions of assets managed by each Sleeve Subadviser from time to time. Morningstar Associates also may allocate a portion of a Fund’s assets to one or more investments, such as mutual funds or ETFs, that are not managed by a Sleeve Subadviser in order to gain access to a particular asset class or for other reasons. While Morningstar Associates is expected to designate at least one sleeve to be managed by the Adviser for each Fund, Morningstar Associates is under no obligation to allocate assets to the Adviser or to any Sleeve managed by the Adviser. Morningstar Associates will allocate each Fund’s assets to Sleeve Sub-Advisers or to the Adviser in Morningstar Associates’ sole discretion.

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The Funds’ “multi-manager” approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of Sleeve Subadvisers, when appropriate, with complementary investment approaches. The Funds will generally select one or more Sleeve Subadvisers to advise with respect to each distinct segment of a market based upon Morningstar Associates’ evaluations of each Sleeve Subadviser’s expertise and performance in investing in the particular market segment. When a Sleeve Subadviser has been appointed, the Adviser will monitor the Sleeve Subadviser for adherence to each Fund’s specific investment objectives, policies and strategies.
Allocation of assets among Sleeve Subadvisers is based on such factors as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets’ current valuations and other economic factors. The Adviser and Morningstar Associates may periodically adjust asset allocations to favor those Sleeve Subadvisers that the Adviser and Morningstar Associates believe will provide the most favorable outlook for achieving a Fund’s investment objective. As a result, it is not possible to predict the extent to which any Fund’s assets will be invested by (or based upon the recommendations of) a particular Sleeve Subadviser at any time and one or more Sleeve Subadvisers may not be advising any assets for a particular Fund at any given time. The Adviser and/or Morningstar Associates may change the Funds’ asset allocations at any time without notice to shareholders and without shareholder approval.
Pax World Funds Series Trust I (the “Trust”) and the Adviser intend to file an exemptive application with the SEC requesting an exemptive order in connection with the Funds’ proposed “manager of managers” structure. Consistent with the proposed structure, the Adviser intends to hire new Sleeve Subadvisers and to terminate Sleeve Subadvisers from time to time. The issuance of such exemptive order by the SEC would permit the Adviser, subject to certain conditions and with the approval of the Board of Trustees, to appoint and replace Sleeve Subadvisers, enter into subadvisory agreements with each Sleeve Subadviser (each, a “Subadvisory Contract”) and amend and terminate Subadvisory Contracts with respect to the Funds without shareholder approval. This “manager of managers” structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sleeve Subadvisers or Subadvisory Contracts. However, there is no assurance that the SEC will issue the exemptive order. Unless and until the SEC issues the exemptive order described above, the appointment of Sleeve Subadvisers and the entry into Subadvisory Contracts with respect to the Funds will require the approval of shareholders of the affected Funds.
Some Sleeve Subadvisers may operate on a non-discretionary basis, meaning that they may supply the Adviser with a model portfolio for a particular sleeve, and the Adviser may purchase and/or sell securities in accordance with that Sleeve Subadviser’s recommendations.
The following table identifies the Sleeve Subadvisers for the Funds, the investment style for each Sleeve Subadviser, the benchmark index for the sleeve that is managed by each Sleeve Subadviser and the assets under management of each Sleeve Subadviser as of December 31, 2010. For more details on each Sleeve Subadviser, please see “Management, Organization and Capital Structure.”

Assets Under
Sleeve Subadviser	Investment Style	Benchmark Index	Management
Access Capital Strategies (Adviser Since 1997) 155 Federal Street, 16th Floor	Investment Grade	BarCap US Aggregate
Boston, MA 02110	Intermediate Term Bond	Bond	$	[•]

Ariel Investments, LLC (Adviser Since 1983) 200 East Randolph Drive Suite 2900 Chicago, IL 60601	Small/Mid Cap Value	Russell 2000 Value	$	[•]

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Assets Under
Sleeve Subadviser	Investment Style	Benchmark Index	Management
ClearBridge Advisors, LLC (Adviser Since 2005) 620 8th Avenue New York, NY 10018	Large Cap Value	Russell 1000 Value	$	[•]

Community Capital Management, Inc. (Adviser Since 1998) 2500 Weston Road, Suite 101	Investment Grade	BarCap US Aggregate
Weston, FL 33331	Intermediate Term Bond	Bond	$	[•]

Miller/Howard Investments, Inc. (Adviser Since 1986) PO Box 549 Woodstock, NY 12498	Equity Income	S&P 500	$	[•]

Everence Capital Management (Adviser Since 1990) 1110 North Main Street	Investment Grade	BarCap US Aggregate
Goshen, IN 46527	Intermediate Term Bond	Bond	$	[•]

Neuberger Berman Management, LLC (Adviser Since 1939) 605 Third Avenue New York, NY 10158	Large Cap Blend	S&P 500	$	[•]

Parnassus Investments* (Adviser Since 1984) 1 Market Street, Suite 1600	Large Cap Blend	S&P 500
San Francisco, CA 94105	Small Cap Blend	Russell 2000	$	[•]

Portfolio 21 Investments (Adviser Since 1988) 721 NW Ninth Avenue Suite 250 Portland, OR 97209	Global Core Equity	MSCI World	$	[•]

Pax World Management LLC	International Equity	MSCI EAFE	$	[•]
(Adviser Since 1971)	Multi Cap Growth	Russell 3000 Growth
30 Penhallow Street	High Yield Bond	BarCap US High Yield
Suite 400	Inflation Protected Bond	Intermediate
Portsmouth, NH03801	Global Equity Clean	BarCap US Treasury TIPS
	Technologies	FTSE Environmental
Opportunities

*	This Sleeve Subadviser will manage the assets allocated to it on a discretionary basis; however, the Adviser will provide trading services and will place orders for portfolio transactions for the relevant sleeves. In the future, this Sleeve Subadviser may rely on its own trading services and place orders for portfolio transactions for the relevant sleeves.
Principal Investment Strategies Common to the Funds
With respect to the fixed income portion of its investment portfolio, each Fund may invest in (i) securities issued by the U.S. government, its agencies and instrumentalities, (ii) corporate bonds and asset backed securities of all types (including mortgage-backed securities), and (iii) securities of foreign issuers. Each Fund may purchase fixed income securities of any rating, including junk bonds (e.g., securities rated lower than BBB- by Standard & Poor’s Ratings Group or Baa by Moody’s Investor Service or unrated securities of comparable quality as determined by the Adviser or a Sleeve Subadviser, though it is not currently anticipated that any Fund will invest more than 20% of its assets in junk bonds.

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With respect to the equity portion of its investment portfolio, each Fund may invest in securities of companies with any market capitalization and the Adviser and each Sleeve Subadviser intend to focus on economic sectors that they believe offer the Funds the potential to meet their investment objectives. In addition, each Fund may invest in the securities of other investment companies that are part of the Pax World family of investment companies, including in particular mutual funds (“Underlying Pax Mutual Funds”) and exchange traded funds (“Underlying Pax ETFs”) managed by the Adviser. The Underlying Pax Mutual Funds include Pax World Global Green Fund, Pax World High Yield Bond Fund and Pax World International Fund. The Underlying Pax ETFs include Pax MSCI EAFE ESG Index ETF. The Underlying Pax Mutual Funds and the Underlying Pax ETFs are referred to collectively herein as the “Underlying Pax Funds.” Each Fund may invest in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules adopted thereunder.
Each Fund follows a sustainable investing approach, which combines financial analysis with environmental, social and/or governance (ESG) analysis in order to identify investments. As described in greater detail below under “About the Funds — Sustainable Investing,” each Sleeve Subadviser uses its own ESG criteria to determine whether a particular investment is eligible for initial purchase. Any Sleeve Subadviser that does not employ its own ESG criteria will purchase only those investments determined, at the time of initial purchase, to be eligible by the Adviser using the Adviser’s ESG criteria. For more information regarding the ESG criteria of each Sleeve Subadviser, please see “Investment Philosophy — Sustainable Investing — The Sleeve Subadvisers” in the Statement of Additional Information.
Each Fund may (but is not required to) sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if it is determined that a company no longer meets the ESG criteria of the Sleeve Subadviser that purchased the security for its sleeve or of the Adviser, as applicable.
Each Fund’s investments in securities of non-U.S. issuers may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused on a particular geographic region.
[[Each Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.]]
Although each Fund intends to manage the turnover of its portfolio, it is possible that, as a result of its investment strategies and the utilization of multiple Sleeve Subadvisers, the portfolio turnover rate of that Fund may be significant.
In response to unfavorable market or other conditions, each Fund may deviate from its principal investment strategies by making temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. When investing defensively, a Fund may not achieve its investment objective.
Investors should understand that “sustainable investing” refers to the full integration of ESG criteria into the Funds’ investment approach; it does not mean that the Funds will necessarily perform in the future as they have in the past. The approach to sustainable investing of each Sleeve Subadviser that employs its own ESG criteria will vary from that of the Adviser.
Each of the Underlying Pax ETFs seeks investment results that correspond generally to the performance, before fees and expenses, of its index. Specifically, the Pax MSCI EAFE ESG Index ETF seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index, which is created and maintained by MSCI, Inc. Because the Underlying Pax ETFs seek to track their indices, adverse performance of a particular security in an Underlying Pax ETF’s portfolio will ordinarily not result in the elimination of the security from the Underlying Pax ETF’s portfolio. Each Underlying Pax ETF offers and issues its shares at their net asset value per share only to certain institutional investors in aggregations of a specified number of ETF shares, generally in exchange for a basket of securities included in its underlying index, together with the

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deposit of a specified cash payment. The shares of Underlying Pax ETFs are listed and traded on national securities exchanges and also may be listed on certain non-U.S. securities exchanges.
Under normal market conditions, Pax World Global Green Fund will invest primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers. Pax World Global Green Fund invests in environmental markets—companies whose businesses and technologies focus on mitigating the environmental impacts of commerce, including such areas as alternative energy and energy efficiency; water treatment and pollution control; and waste technology and resource management. Pax World Global Green Fund is not constrained by any particular investment style or capitalization range. Pax World Global Green Fund may buy stocks in any sector or industry, may invest in “growth” stocks, “value” stocks or a combination of both, and may hold securities of large, medium and/or small capitalization companies. Pax World Global Green Fund’s investments in securities of non-U.S. issuers may be diversified across multiple countries or geographic regions (including emerging market countries) or focused on a select geographic region, although it will normally have investments in a minimum of three countries other than the United States.
Under normal market conditions, Pax World High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service or unrated and determined by the Adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.” Pax World High Yield Bond Fund may invest up to 40% of its assets in securities of non-U.S. issuers, including investments in emerging markets.
Under normal market conditions, the Pax World International Fund invests primarily in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) of non-U.S. issuers. Pax World International Fund is not constrained by any particular investment style or capitalization range. Pax World International Fund may invest in “growth” stocks, “value” stocks or a combination of both, and may hold securities of large, medium and/or small capitalization companies. Additionally, Pax World International Fund’s investments in securities of non-U.S. issuers may be diversified across multiple sectors and industries or focused on a limited number of sectors and industries, and may be diversified across multiple countries or geographic regions (including emerging market countries) or focused on a select geographic region.
The Adviser will, if applicable, purchase Underlying Pax ETF shares on behalf of the Funds in the secondary market (e.g., on a stock exchange) and purchase Underlying Pax Mutual Funds directly from the applicable Underlying Pax Mutual Fund. The relative weightings for each Fund in the various Underlying Pax Funds will vary over time, and the Adviser is not required to invest any Fund’s assets in the Underlying Pax Funds or to invest any particular percentage of any Fund’s assets in any given Underlying Pax Fund. The Adviser or Morningstar Associates may add, eliminate or replace Underlying Pax Funds in a Fund’s portfolio at any time.
When a Fund holds shares of an Underlying Pax Fund, the Adviser will waive the Fund’s management fee in an amount equal to the management fee charged to the Underlying Pax Fund as allocable to such shares so that shareholders of the Fund do not bear duplicative management fees.
Principal Risks
Each Fund is subject to the principal risks indicated in its respective Summary of Key Information. The principal risks to which the Funds are subject are described in more detail below.
•	Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of a fund’s investments.
•	[[Derivatives Risk. Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives

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may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the fund’s derivative positions at times when the fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.]]
•	Interest Rate Risk. As nominal interest rates rise, the value of debt securities held in the fixed income portion of a fund’s portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•	Credit Risk. With respect to fixed income securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity’s actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer’s taxing authority, including general obligation bonds, may be subject to legal limits on a government’s power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.
•	Allocation Risk. To the extent a fund’s investment performance depends upon how its assets are allocated and reallocated among debt securities, equity securities and equity related securities, as well as among domestic and foreign securities, allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results, and, therefore, a fund may not achieve its investment objectives.

•	U.S. Government Securities Risk. Certain securities issued by the United States government are neither insured nor guaranteed by the U.S. government. These securities may be supported by the government’s ability to borrow from the U.S. Treasury, or may be supported only by the credit of the issuing agency or instrumentality. These securities are subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.
•	Mortgage Risk. Rising interest rates tend to extend the duration of mortgage related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the fund’s returns because the fund will have to reinvest that money at lower prevailing interest rates.
•	Reinvestment Risk. Income from the fixed income portion of a fund’s investments may decline if the fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the fund’s earnings rate at that time.
•	Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

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•	Small- and Medium-Sized Company Risk. Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt and erratic share price changes than larger, more established companies. Securities of these types of companies may have limited liquidity, and their prices may be more volatile. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.
•	High Yield Securities Risk. To the extent a fund invests in high yield securities (commonly known as “junk bonds”), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the fund’s ability to sell them (liquidity risk). If the issuer of a high yield security is in default with respect to interest or principal payments, the fund may lose its entire investment in that security.
•	Value Securities Risk. The equity portion of the fund’s portfolio may be invested in companies that may not be expected to experience significant earnings growth, but whose securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value. Issuers of value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the Adviser’s and/or a Sleeve Subadviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the Adviser and/or the Sleeve Subadviser anticipates.
•	Non-U. S. Securities Risk. Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some or all of a fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. To the extent a fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•	Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries.

•	Multi-Manager Risk. Because each Sleeve Subadviser makes investment decisions independently, it is possible that the security selection processes of the Sleeve Subadvisers may not complement one another. As a result, a fund’s aggregate exposure to a given security, industry or market capitalization could unintentionally be smaller or larger than intended. One or more Sleeve Subadvisers may underperform their peers from time to time, adversely affecting performance of a fund. When new Sleeve Subadvisers are

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added or assets are reallocated among Sleeve Subadvisers, a fund may have higher portfolio turnover and may incur higher transactions costs, which may adversely affect the fund’s performance. In addition, the separate investment decisions and the resulting purchase and sale activities of the Sleeve Subadvisers might lead to disadvantageous tax consequences, including the deferral of losses.

•	Turnover Risk. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to the fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

•	Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security generally will be considered taxable ordinary income, even though the fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
•	Acquired Funds Risk. When the fund acquires shares of other investment companies (“acquired funds”), the fund is subject to the fees and expenses of those acquired funds. In addition, there is no assurance that any acquired fund will achieve its investment objective. Acquired funds may be subject to limitations on the percentage of themselves that they may sell to the funds in the ESG Managers Portfolio as a group, which may mean that acquisition of the acquired funds by one such fund may preclude additional investments by other such funds. Acquired funds may limit the Adviser’s and/or Morningstar Associates, LLC’s access to holdings information, which may adversely affect the management of the fund. Certain acquired funds may employ passive management approaches designed to trade the performance of an index, in which case the value of the fund’s investment in such acquired fund would tend to fluctuate with the value of the index.
There also are circumstances (including additional risks not listed in the Summaries of Key Information) that could cause a Fund not to achieve its investment objectives. As with all mutual funds, shareholders of a Fund may lose money by investing in the Fund. For a discussion of additional risks applicable to the Funds, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of Additional Information. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Sleeve Subadviser Investment Strategies
Access Capital Strategies (“Access Capital”)
Access Capital Strategies is a part of RBC Global Asset Management (U.S.) Inc.
Investment Grade Fixed Income Strategy. Access Capital seeks to invest the sleeve(s) it manages in debt securities and other debt instruments that it believes have a distinct double bottom line purpose — delivering both financial and social returns. The core economic activities supported by these investments may include affordable home ownership, affordable rental housing, urban and rural economic development, small business lending and support for Community Development Financial Institutions (CDFIs).
At least 90% of the investments of the sleeve(s) managed by Access Capital are expected to be (i) investment grade

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(rated BBB- or higher by Standard & Poor’s or Baa or higher by Moody’s) or above or (ii) be deemed by Access Capital to be of comparable credit quality to securities so rated. At least 50% (by market value) of the investments of the sleeve(s) are expected to be rated AAA or be guaranteed by an agency of the U.S. Government or by the U.S. Government itself. Access Capital generally intends to limit investments in non-rated issues or securities that Access Capital does not deem to be investment grade to 10% of its sleeve(s).
Whenever possible Access Capital will report to the Adviser on the specific loans (by geography, by type and by economic impact) that are contained within securities purchased. These loans may be wrapped by a mortgage- or asset-backed security structure (MBS or ABS) to achieve necessary credit quality and scale. However Access Capital will not make an investment for a sleeve unless the structure and the collateral within the security are both aligned with the applicable Fund’s objectives.
The types of investments made by sleeve(s) managed by Access Capital may include, but are not limited to:
•	obligations of the U.S. Government, agencies, instrumentalities, political subdivisions and supranational entities;
•	agency and non-agency mortgage backed securities and pass throughs comprised of loans secured by residential, multifamily and commercial properties;
•	municipal bonds;
•	structured finance instruments with community or economic development as the primary purpose; and
•	securities issued by, serviced by or purchased from Community Development Financial Institutions (CDFIs).
Access Capital intends to limit investments by its sleeve(s) to investments that support community economic development in the United States of America.
Access Capital seeks to provide patient, long term fixed rate capital to individuals and communities in the United States. Investments by sleeve(s) it manages may include issues with final maturities of thirty years or longer. Access Capital will generally seek to construct and maintain its sleeve(s) so that their duration is approximately that of the Barclays Capital U.S. Aggregate Bond Index. Access Capital may use financial futures and derivatives in seeking to achieve the applicable Fund’s objectives. Access Capital may also use reverse repurchases and/or other forms of borrowing provided that the amount of borrowed funds of the applicable sleeve deployed does not exceed the limits established for the applicable Fund as a whole.
Ariel Investments, LLC (“Ariel”)
Small/Mid Cap Value Strategy. Ariel intends for the sleeve(s) it manages to invest primarily in stocks of companies with market capitalizations between $1 billion and $10 billion. Over time, the market capitalizations for the sleeve(s) managed by Ariel may change. These market capitalization ranges listed above reflect those currently being utilized when purchasing securities for sleeve(s) managed by Ariel and may change over time.
Ariel endeavors to follow a patient approach that focuses on the long term and that allows it to take advantage of rare buying opportunities that may arise from what Ariel believes to be a tendency of financial markets to excessively focus on the short term. Ariel intends to invest in quality companies that it has analyzed carefully and Ariel intends to make investments for its sleeve(s) only when such investments are selling at what Ariel believes to be excellent values. Ariel believes that its demand for depth over breadth creates a concentrated portfolio of well-researched stocks in industries where Ariel believes it has appropriate experience, understanding and expertise.
As a value investor, Ariel seeks to make opportunistic purchases in what it believes are great companies that are temporarily out of favor. Ariel seeks to invest in companies when they are trading at a low valuation relative to potential earnings (price/earnings ratio generally less than 13x forward cash earnings) and/or a low valuation relative to intrinsic worth (generally a 40% discount to private market value (PMV)).
Ariel intends for its sleeve(s) to hold investments for a relatively long period of time—typically two to five years. During a longer-term investment horizon, the companies in a sleeve’s portfolio may increase in market capitalization. As long as a portfolio company otherwise meets the applicable Fund’s investment criteria and style, increased capitalization does not prevent Ariel from holding or buying more shares of a company for a sleeve.

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Ariel believes that quality companies typically share the following attributes that Ariel believes should result in capital appreciation over time:
•	high barriers to entry;

•	sustainable competitive advantages;

•	predictable fundamentals that allow for double digit earnings growth;

•	skilled management teams; and

•	solid financials.
Ariel’s sleeve(s) generally will hold no more than 50 securities.
ClearBridge Advisors, LLC (“ClearBridge Advisors”)
Large Cap Value Strategy. ClearBridge Advisors intends for the sleeve(s) it manages to invest primarily in common stocks of established U.S. companies. ClearBridge Advisors may also invest its sleeve(s) in other equity securities. Once ClearBridge Advisors determines that the investment criteria have been met, ClearBridge Advisors employs its Socially Aware Investment (SAI) guidelines for environmental, social and governance (ESG) criteria to identify investments consistent with both the financial and social objectives of the sleeve(s) it manages. Moreover, ClearBridge Advisors may consider some avoidance screens as part of its sustainability evaluation.
ClearBridge Advisors emphasizes individual security selection while diversifying the investments of the sleeve(s) it manages across industries, which may help to reduce risk. ClearBridge Advisors intends to focus on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. ClearBridge Advisors employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.
In selecting individual companies for investment, ClearBridge Advisors looks for:
•	share prices that appear to be temporarily oversold or do not reflect positive company developments;

•	share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis;

•	special situations including corporate events, changes in management, regulatory changes or turnaround situations; and

•	company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.
ClearBridge Advisors will review the adherence of the sleeve(s) it manages to its ESG investment guidelines on a periodic basis. ClearBridge Advisors intends that the stocks purchased in its sleeve(s) will meet ESG investment guidelines at the time of purchase. Stocks held by its sleeve(s) may be divested prior to reaching fair value, as determined by ClearBridge Advisors, if during the periodic review of the investment universe, ClearBridge Advisors determines that a stock no longer meets the ESG investment guidelines.
Community Capital Management, Inc. (“Community Capital Management”)
Investment Grade Fixed Income Strategy. Community Capital Management is an institutional fixed income manager. Community Capital Management intends to invest the sleeve(s) it manages in government related sub-sectors of the bond market traditionally excluded from the major bond indices. Community Capital Management believes these government-related sub-sectors of the bond market are chronically undervalued.
Community Capital Management specializes in the construction and management of high-quality government-related bond portfolios composed primarily of non-index securities. The portfolio management team establishes long-term strategic asset allocation ranges, which may call for the inclusion of instruments from the following subsectors (among others):

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•	taxable municipal bonds;

•	U.S. Agency Multi-Family MBS;

•	securitized pools of U.S. Government-guaranteed Small Business Administration (SBA) loans and United States Department of Agriculture (USDA) loans; and

•	U.S. Agency Single-Family MBS (collateralized by loans with relatively low loan balances).
The selection and/or creation of securities within these subsectors often entails one or more of the following actions:
•	maintaining perpetual awareness of supply of new and secondary issues;

•	collaboration with municipal bond issuers and their underwriters; and

•	analysis of secondary-market loans, and subsequent securitization.
Community Capital Management expects the credit quality and duration of the sleeve(s) it manages to be at or near the benchmark (the Barclays Capital Aggregate Bond Index). Within each subsector, bonds are assigned a fair market value (based largely on the bond’s relative yield spread vis-à-vis similarly structured bonds of the same credit quality) and examined within the context of the entire portfolio, placing specific emphasis on duration, convexity, projected prepayment speeds, and liquidity constraints.
Community Capital Management seeks to mitigate interest rate risk by constructing a portfolio duration with the goal of remaining within a 10% or 15% band vis-à-vis the benchmark. Credit risk is monitored by researching (1) the bond issuer, (2) the debtors representing the loans collateralizing the bond, (3) the creditworthiness of the credit enhancing entity (when applicable), and (4) any national and/or local economic factors affecting the issue.
Community Capital Management’s sell decisions are primarily by one of two “triggers”:
•	portfolio drifts from duration target and/or sector allocation target; and
•	changing credit conditions.
Everence Capital Management
Investment Grade Fixed Income Strategy. Everence Capital Management intends to invest the sleeve(s) it manages primarily in fixed income securities of all types, consistent with the Everence Capital Management’s socially responsible investing criteria. The fixed income securities in which Everence Capital Management’s sleeves will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage- backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government- sponsored enterprises may not be guaranteed by the U.S. Treasury. Everence Capital Management will consider purchasing fixed income securities for its sleeve(s) that Everence Capital Management believes provide a competitive rate of return relative to the Barclays Capital Aggregate Bond Index. Everence Capital Management will structure its sleeve(s) using the Barclays Capital Aggregate Bond Index as a guide in determining sector allocations. Everence Capital Management will seek to underweight and overweight certain sectors, depending on the relative value, while maintaining overall interest rate exposure substantially similar to the Barclays Capital Aggregate Bond Index. Everence Capital Management will carefully consider selling a security that no longer meets the Fund’s ESG criteria. Everence Capital Management will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk of its sleeve(s). In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy collateral requirements.
Miller/Howard Investments, Inc. (“Miller/Howard”)
Equity Income Strategy. Miller/Howard seeks to make sleeve investments that provide high current income, growth of income and growth of principal through investing in the broad equity market. Miller/Howard seek to add value to the Funds by lowering volatility, raising the income level and enhancing risk-adjusted total return. Miller/Howard believes that equities with rising dividends offer the opportunity for excess performance relative to broad market indices, with reduced volatility. Miller/Howard views dividend growth as the best signal from management regarding future prospects for a company. Miller/Howard believes that dividends also demonstrate that a company has earned what management claims it has earned, since dividends are paid in cash and that over time, increases in

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dividends support increases in the price of the equity producing those dividends. Miller/Howard has found that high quality plus high yield plus high growth of yield can provide an increased opportunity for high total return and that this is a powerful formula for achieving solid performance over time.
Miller/Howard’s strategy is to build portfolios of companies that in aggregate display the following characteristics: high financial strength, high dividend income, consistent history of paying and raising dividends, strong indication of growth of dividends, and management that is highly qualified and committed to the dividend and to increasing the dividend. Miller/Howard believes that the consistency of current and future cash flows to investors is paramount. Miller/Howard seeks to employ a bottom up process and diversification. Miller/Howard strives to have as much diversification as possible while adhering to its general guidelines which are a function of stock selection rather than a rule or fixed percentage for each industry.
Miller/Howard employs ESG criteria for building positions. By creating a financial profile for companies Miller/Howard views as financially strong with high and rising income and combining that evaluation with a social and environmental profile, Miller/Howard seeks to add an extra layer of due diligence to its investment process. Miller Howard seeks to invest in companies that have low business risk and companies that are sustainable both financially and socially.
Neuberger Berman Management, LLC (“Neuberger Berman”)
Large Cap Blend Strategy. Neuberger Berman intends to invest the sleeve(s) it manages mainly in common stocks of mid- to large-capitalization companies. Neuberger Berman seeks to reduce risk by investing across many different industries.
Neuberger Berman employs a research-driven and valuation sensitive approach to stock selection. Neuberger Berman seeks to identify stocks in well-positioned businesses that Neuberger Berman believes are undervalued in the market. Neuberger Berman looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, Neuberger Berman looks for those that show leadership in three areas:
•	environmental concerns;

•	diversity in the work force; and

•	progressive employment and workplace practices, and community relations.
Parnassus Investments (“Parnassus”)
Parnassus will manage two sleeve strategies:
Equity Income Strategy. The Parnassus Equity Income Strategy is a diversified, fundamental, domestic, large-cap, core equity strategy with a value bias. The Equity Income Strategy sleeve seeks to achieve both current income and capital appreciation by investing primarily in a diversified portfolio of equity securities. At least 75% of the sleeves total assets will normally be invested in equity securities that pay dividends. The remaining 25% may be invested in non-dividend-paying equity securities. The Equity Income Strategy sleeve also takes environmental, social and governance factors into account in making investment decisions.
Small Cap Strategy. The Parnassus Small Cap Strategy sleeve is a diversified, fundamental, domestic, small-cap, core equity strategy with a value bias. The Small Cap Strategy sleeve invests principally in equity securities of companies with market capitalizations under $3 billion at the time of initial purchase that Parnassus belies are undervalued. The Small Cap Strategy sleeve seeks to invest in smaller companies with good businesses that are still developing. The Small Cap Strategy sleeve also takes environmental, social and governance factors into account in making investment decisions.
Portfolio 21 Investments (“Portfolio 21”)
World Stock Strategy. Currently, Portfolio 21 anticipates that it may invest the sleeve(s) it manages in at least ten countries which may include: the United States, Sweden, the United Kingdom, Japan, Germany, Switzerland, Denmark, Finland, France and Australia. Portfolio 21 selects stocks for their growth potential. When choosing foreign securities, Portfolio 21 may consider such factors as the condition and growth potential of the various

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economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors.
Pax World Management LLC
The Adviser will manage five sleeve strategies:
Multi-Cap Equity Strategy. The Adviser may invest each Multi-Cap Equity Strategy sleeve’s assets in securities of companies with any market capitalization and intends to focus on economic sectors that the Adviser believes will outpace the overall rate of growth of the United States Gross Domestic Product.
International Equity Strategy. To pursue this strategy, the Adviser will invest in an Underlying Pax ETF and/or an Underlying Pax Mutual Fund.
The Underlying Pax ETF, the Pax MSCI EAFE ESG Index ETF, seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index, which is created and maintained by MSCI, Inc. (“MSCI”). The index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in Europe, Australasia and the Far East that have high ESG ratings from MSCI, selected initially and adjusted annually by MSCI. The index targets sector weights that reflect the relative sector weights of the MSCI Europe + Middle East ESG Index and the MSCI Pacific ESG Index. As of December 31, 2010, the index included companies with market capitalizations that ranged from $[•] million to $[•] billion.
The Underlying Pax Mutual Fund, the Pax World International Fund, invests primarily in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) of non-U.S. issuers. Pax World International Fund is not constrained by any particular investment style or capitalization range. Pax World International Fund may invest in “growth” stocks, “value” stocks or a combination of both, and may hold securities of large, medium and/or small capitalization companies. Additionally, Pax World International Fund’s investments in securities of non-U.S. issuers may be diversified across multiple sectors and industries or focused on a limited number of sectors and industries, and may be diversified across multiple countries or geographic regions (including emerging market countries) or focused on a select geographic region.
Global Green (Environmental Technologies) Strategy. To pursue this strategy, the Adviser will invest in an Underlying Pax Mutual Fund, the Pax World Global Green Fund (the “Global Green Fund”). Under normal market conditions, the Global Green Fund invests primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers. The Global Green Fund invests in environmental markets—companies whose businesses and technologies focus on mitigating the environmental impacts of commerce, including such areas as alternative energy and energy efficiency; water treatment and pollution control; and waste technology and resource management.
In determining which securities to buy for the Global Green Fund, the Global Green Fund’s subadviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The subadviser attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The Global Green Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.
High Yield Bond Strategy. To pursue this strategy, the Adviser will invest in an Underlying Pax Mutual Fund, the Pax World High Yield Bond Fund (the “High Yield Bond Fund”). Under normal market conditions, the High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings

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Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the Adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”
In determining which securities to buy for the High Yield Bond Fund, the Adviser considers, among other things, the financial history and condition of the issuer, its cash flow trends, analysts’ recommendations and the issuer’s outlook and management team. The Adviser may consider selling a particular security if any of the original reasons for purchase materially change, if a more attractive investment is identified, to meet redemption requests, or if a company no longer meets the Adviser’s environmental, social or governance standards. The Adviser generally employs fundamental analysis in making these determinations. Fundamental analysis involves the review of financial statements and other data to attempt to predict whether the price of an issuer’s security is undervalued or overvalued.
Real Return Strategy. Through each Real Return Strategy sleeve the Adviser seeks to provide current income and safety of principal primarily through investing in assets that the Adviser expects to perform well in an inflationary environment. These assets may include inflation-linked debt securities, such as U.S. Treasury securities and non-mortgage related securities of the U.S. Government, its agencies, instrumentalities and corporations, including Treasury Inflation Protected Securities (“TIPS”), and inflation-linked debt securities issued by domestic and foreign corporations and foreign governments. The assets may also include non-inflationary-linked debt securities such as U.S. Treasury bonds and investment-grade securities issued by foreign corporation and/or foreign governments.
Under normal conditions, the Adviser will invest between 50% and 100% of each Real Return Strategy sleeve’s assets in inflation-linked debt securities, and between 0% and 50% in non-inflation-linked debt securities. The percentage and composition of the assets at any point in time will be determined by the Adviser based on its assessment of opportunities in the marketplace.
A Real Return Strategy sleeve may sell holdings for a variety of reasons, such as to adjust the sleeve’s average maturity, to shift assets into or out of higher-yielding securities, or to adjust the sleeve’s allocation among the various underlying assets.
Sustainability (Environmental, Social and Governance) Criteria
The Funds’ Adviser and Sleeve Subadvisers apply a variety of ESG criteria to the Funds’ investments. Most of the Sleeve Subadvisers who manage different strategies within the Funds are asset managers with substantial experience in the field of sustainable investing. However, the ESG criteria integrated by a particular Sleeve Subadviser into its investment approach may differ from the criteria applied by another Sleeve Subadviser, or the same criteria could be used by different Sleeve Subadvisers but weighted differently. Some Sleeve Subadvisers may have a more narrow focus on one set of ESG factors — for example, they may focus solely on environmental criteria (the “E” in ESG). By bringing a diverse group of asset managers with various ESG approaches under one roof in a series of sleeves, the Funds provide investors with exposure to a variety of ESG approaches, and a variety of asset classes, in the field of sustainable investing — or what some call “socially responsible” or “green” investing.
A small number of Sleeve Subadvisers may not ordinarily apply ESG criteria to the management of their other portfolios. Such Sleeve Subadvisers may be chosen for the Funds because of their investment management experience in an asset class in which, in the determination of the Adviser and Morningstar Associates, there is no comparable Sleeve Subadviser available or appropriate who has prior ESG investing experience. In the case of such “non-ESG” Sleeve Subadvisers, the Adviser intends to modify investment decision-making made by such Sleeve Subadvisers through the application of the Adviser’s ESG criteria.
The ESG criteria that the Adviser applies to the sleeves of the Funds it manages itself, as well as to assets or sleeves managed by so-called “non-ESG” Sleeve Subadvisers, follows what the Adviser calls a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. The Adviser identifies those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, the Adviser believes, is an increased level of scrutiny that helps the Adviser identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term.

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The Adviser avoids investing in issuers that it determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.
In seeking to invest in companies with sustainable business models that meet positive standards of corporate responsibility, the Adviser seeks to invest in companies with positive corporate policies and practices in the following areas:
•	Environment

•	Workplace Practices and Human Rights

•	Corporate Governance

•	Community Impact

•	Product Safety and Integrity
The Adviser’s primary goal is to produce competitive returns for its investors. By integrating ESG criteria into its investment approach, the Adviser also seeks to promote peace, to protect the environment, to advance global equity and to foster sustainable development.
Companies in which the Funds invest do not necessarily meet exemplary standards in all aspects of environmental, social and governance performance. The Adviser and Sleeve Subadvisers recognize that no company is perfect when it comes to corporate responsibility or sustainability. The Funds nonetheless seek to invest in companies that adhere to positive standards in these areas. The Adviser’s and the Sleeve Advisers’ ESG criteria are designed to assist them in identifying those investments. It is their belief that well-managed companies that maintain good relations with employees, consumers, communities and the natural environment, and that strive to improve in those areas, will in the long run better serve investors as well.
For a more detailed discussion of the Adviser’s ESG criteria, plus information on the ESG criteria of each of the Sleeve Subadvisers, please see the Funds’ Statement of Additional Information.
Sleeve Subadvisers with prior ESG experience are responsible for voting shareholder proxies with respect to the holdings in the sleeves they manage, while Pax World votes proxies for any sleeve it manages as well as sleeves managed by non-ESG Sleeve Subadvisers. Sleeve Subadvisers with prior ESG experience use their own proxy voting criteria to determine how to vote in support of social responsibility.
The Funds intend to vote shareholder proxies in accordance with the Adviser’s and the Sleeve Subadvisers’ ESG criteria, to engage in dialogue with corporate management on issues of concern, and to initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate transparency, accountability and responsibility.
For the proxy voting policies of the Adviser and each Sleeve Subadviser with prior ESG experience, please see the Funds’ Statement of Additional Information.
Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.
Management, Organization and Capital Structure
Investment Adviser
Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, is the investment adviser for each of the Funds described in this prospectus pursuant to an investment advisory agreement with the Trust (the “Management Contract”). The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has been an investment adviser since 1971. As of December 31, 2010, the Adviser had more than $[•] billion in assets under management. A discussion

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regarding the basis for the Board of Trustees’ continuance of the Management Contract will be available in the Funds’ semiannual report for the period ended June 30, 2011.
As investment adviser to each of the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and oversight of investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of Morningstar Associates and Sleeve Subadvisers; and (iii) overseeing and monitoring the ongoing performance of Morningstar Associates and the Sleeve Subadvisers, including their compliance with the investment objectives, policies and limitations of the Funds.
Under the Management Contract, the Funds pay advisory fees to the Adviser based on the applicable Fund’s average daily net assets at an annual rate as follows:

Annual Rate of
Fund	Advisory Fee
Aggressive Growth Portfolio	0.90%
Growth Portfolio	0.85%
Moderate Portfolio	0.80%
Conservative Portfolio	0.75%
Morningstar Associates and all Sleeve Subadvisers are compensated by the Adviser out of the advisory fees the Adviser receives pursuant to the Management Contract and not by the Funds directly.
Morningstar Associates
Morningstar Associates, LLC, 22 W. Washington, Chicago, Illinois 60602, is the portfolio construction adviser to each of the Funds pursuant to an asset allocation subadvisory agreement with the Adviser (the “Asset Allocation Agreement”). Morningstar Associates is registered as an investment adviser with the SEC under the Advisers Act, and has been an investment adviser since 1999. A discussion regarding the basis for the Board of Trustees’ continuance of the Asset Allocation Agreement will be available in the Funds’ semiannual report for the period ended June 31, 2011.
As the portfolio construction adviser to the Adviser and each of the Funds, Morningstar Associates has primary responsibility for: (i) the design of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to each Sleeve Subadviser and/or the Adviser, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of hiring, termination and replacement of Sleeve Subadvisers to manage the assets of each Fund, and (iv) together with the Adviser, overseeing and monitoring the ongoing performance of Sleeve Subadvisers of each Fund.
The Adviser compensates Morningstar Associates out of the advisory fees it receives from the applicable Fund. As of the date of this Prospectus, the Adviser pays a fee to Morningstar Associates at an annual rate of 0.15% of the daily net assets of each Fund.
Sleeve Subadvisers
The Adviser may, with the prior approval of the Board of Trustees and the shareholders of the relevant Fund, engage persons or entities to serve as Sleeve Subadvisers to one or more Funds. In the event that the SEC issues an exemptive order permitting the Trust and the Adviser to adopt a “manager of managers” structure (as discussed above), the Adviser may, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, (i) hire, terminate or replace Sleeve Subadvisers for the Funds and (ii) change the terms of a Subadvisory Contract.
The Adviser has entered into separate Subadvisory Contracts with each Sleeve Subadviser and compensates each Sleeve Subadviser out of the investment advisory fees it receives from the applicable Fund. In general, the Sleeve Subadvisers have discretionary responsibility for investment of the Fund’s assets and the portfolio management of the Fund, but certain Sleeve Subadvisers may have non-discretionary responsibility for investment of their sleeve of the Fund. Each Sleeve Subadviser’s investment management services may include buying and selling securities on behalf of the Funds, as well as conducting the research that leads to buy and sell decisions. Each Sleeve Subadviser

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is registered as an investment adviser with the SEC under the Advisers Act and has experience acting as an investment adviser and/or subadviser to other registered investment companies.
A discussion regarding the basis for the Board of Trustees’ continuance of each Sleeve Subadviser’s Subadvisory Contract will be available in the Funds’ semiannual report for the period ended June 30, 2011.
Portfolio Managers
The following provides additional information about the individual portfolio managers who have primary responsibility for determining the Funds’ asset allocations and managing the Funds’ investments. The Statement of Additional Information provides additional information about (i) the portfolio managers’ compensation, (ii) other accounts, if any, managed by the portfolio managers, and (iii) the portfolio managers’ ownership of securities of any funds they manage.
The Funds are managed by the following portfolio construction team at Morningstar Associates:
Jon Hale, Ph.D., CFA, is a Managing Consultant for Morningstar Associates, LLC. Mr. Hale has been responsible for managing the portfolio construction of the Funds since the Funds’ inception. Mr. Hale joined Morningstar, Inc. in 1995 as a mutual-fund analyst, before helping launch Morningstar’s Institutional Investment Consulting Group in 1998. From 2000-2001, Mr. Hale served on the management team at Domini Social Investments, LLC. In 2001, Mr. Hale rejoined the consulting group, which had become Morningstar Associates, LLC, as a senior consultant. Since 2006, he has been a member of the portfolio construction team that oversees asset allocation and multi-manager portfolios. In 2009, he was named Managing Consultant for Morningstar Associates. Prior to joining Morningstar, Inc., he taught at several universities. Mr. Hale holds a B.A. with Honors from the University of Oklahoma and a Ph.D. in political science from Indiana University.
Peter DiTeresa is a Senior Investment Consultant for Morningstar Associates, LLC. Mr. DiTeresa has been responsible for managing the portfolio construction of the Funds since the Funds’ inception. Mr. DiTeresa, who joined Morningstar Associates in 2003, oversees various asset-allocation programs and multi-manager portfolios. Mr. DiTeresa joined Morningstar, Inc. in 1995 as a mutual-fund analyst. He holds a B.A. with Honors from the University of Chicago and an M.A. from Harvard University.
In addition to Messrs. Hale and DiTeresa, Morningstar Associates utilizes a number of other internal asset allocation consultants that serve as an investment resource to the portfolio construction team.
The following portfolio managers are primarily responsible for managing the indicated sleeves of the Funds:
Christopher H. Brown is Chief Investment Officer for the Adviser and manages the Pax World Multi-Cap Equity Strategy sleeve of each applicable Fund. Mr. Brown has been responsible for the management of the Pax World Multi-Cap Equity Strategy sleeve since the Funds’ inception. Mr. Brown has been a portfolio manager with the Adviser since 1998. Mr. Brown is a graduate of the Boston University School of Management with a concentration in Finance.
Anthony Trzcinka, CFA, manages the Pax World Real Return Strategy sleeve of each applicable Fund. Mr. Trzcinka has been responsible for the management of the Pax World Real Return Strategy sleeve since the Funds’ inception. Mr. Trzcinka has been a portfolio manager with the Adviser since 2003. Before joining the Adviser, Mr. Trzcinka spent more than three years at AEW Capital Management as an Assistant Vice President, and prior to that had more than 10 years of overall finance experience. Mr. Trzcinka has a Masters of Business Administration from Northeastern University and a Bachelor of Arts from the University of Massachusetts and holds the CFA designation. Mr. Trzcinka is a member of the Boston Security Analyst Society and the CFA Institute.
Mary V. Austin, CFA, manages the Pax World High Yield Bond Strategy sleeve of each applicable Fund. Ms. Austin has been responsible for the management of the Pax World High Yield Bond Strategy sleeve since the Funds’ inception. Ms. Austin has been a portfolio manager with the Adviser since 2005 and has been involved with the management of funds for the Adviser since 1999. Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University. Ms. Austin holds the CFA designation and is a member of the New York Society of Securities Analysts.

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How Share Price Is Determined
The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s net assets attributable to that class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class.
The NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.
The Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Purchase, Redemption, Exchange and Pricing of Fund Shares” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. The Funds’ use of fair value pricing may help deter short-term trading activity as discussed below under “Frequent Purchases and Redemptions of Fund Shares.”
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.
Shareholder Guide
Choosing a Share Class
Each Fund offers Class A, Class C and Institutional Class shares. Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs.

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Factors you should consider in choosing a class of shares include:
•	how long you expect to own the shares;

•	how much you intend to invest;

•	the total expenses associated with owning shares of each class;

•	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver); and

•	whether you plan to take any distributions in the near future.
Each investor’s financial considerations are different. You should speak with your financial representative to help you decide which share class is best for you.
Comparison of Share Classes

	Class A		Class C		Institutional Class
Minimum Initial Investment	$250		$250		$5,000,000
Minimum Subsequent Investment	$50		$50		None
Maximum Investment	None		$999,999	1	None
Maximum Initial Sales Charge	5.50	%2	None		None
Maximum Contingent Deferred Sales Charge	1.00	%3	1.00	%4	None
Maximum Distribution and Service Fees	0.25%		1.00%		None

1.	Orders for Class C shares of a Fund, other than Class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of Class A shares (as described below), is $1 million or more. Because Class A shares have a lower distribution fee and no shareholder servicing fee, and because the initial sales charge is eliminated for Class A share purchases of $1 million or more, investors considering cumulative purchases of $1 million and investors intending to hold their shares for a substantial period of time should consider whether Class A shares would be more advantageous and should consult their financial representative.

2.	Reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more.

3.	Applies to certain redemptions made within one year following purchases of $1 million or more without an initial sales charge.

4.	Applies to shares sold within one year after purchase.
How to Purchase Shares
All accounts must be opened through an investment adviser, approved broker/dealer or other financial intermediary. Your financial representative may obtain an account application from the Funds’ website at www.esgmanagers.com or by contacting Pax World at 877.374.7678. The completed application, along with a check made payable to “the ESG Managers Portfolios” (or any other form of payment acceptable to the Funds in their discretion), must then be returned to ESG Managers Portfolios at the following address:

by regular mail to:	or, by overnight delivery to:

ESG Managers Portfolios	ESG Managers Portfolios
P.O. Box 9824	101 Sabin Street
Providence, RI 02940-8024	Pawtucket, RI 02860-1427
Toll-Free Telephone: 888.374.8920
Please note that the Trust cannot accept money orders or cashier’s, third-party, traveler or starter checks.

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Investors wishing to pay for shares by wire transfer (or by any other payment method) should contact Pax World at 888.374.8920.
Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser’s name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.
Investment Minimums
Shares of the Funds are offered for sale on a continuous basis at the offering price, which is NAV plus any applicable sales charges (Class A only). Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder’s financial advisor may establish higher investment minimums.

	Minimum	Minimum
	Initial Investment	Subsequent Investment
Class A	$250	$50
Class C	$250	$50
Institutional Class	$5,000,000	None
Each Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts, (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based feel, and (3) certain employer-sponsored retirement plans. In addition, each Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.
Sales Charges
Class A shares
The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

		Sales Charge	Dealer Rate
		as a % of Net	Commission as a %
Investment	Offering Price	Amount Invested	of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	See Below
The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.
Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the net asset value of the shares being sold, whichever is less. The distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge. The

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Funds may reimburse the distributor for these payments through their plans of distribution (see “Distribution Arrangements” in this prospectus).
Class A Shares Not Subject to a Sales Charge
The following investments are not subject to any initial or contingent deferred sales charge if the Funds are properly notified of the nature of the investment:
•	Investments made by accounts that are part of certain qualified fee-based programs through an investment dealer’s load-waived Class A share program;

•	Investments in Class A shares made by endowments or foundations with $10 million or more in assets;

•	Investments made through an employer-sponsored retirement plan, provided its plan administrator or dealer of record has entered into an agreement with the Funds or it invests at least $1 million in Class A shares of the Funds; and

•	Certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).
Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell the Funds and employees of the Adviser and the Sleeve Subadvisers. Please see the statement of additional information for more information about reductions and waivers of sales charges, including deferred sales charges. You may consult your financial representative or the Funds for assistance.
Class C shares
There is no front-end sales charge for Class C shares, but if you sell the shares within one year after purchase, you will have to pay a 1.00% contingent deferred sales charge (“CDSC”). The distributor may pay dealers up to 1.00% on investments made in Class C shares. The Funds may reimburse the distributor for these payments through their plans of distribution (see “Distribution Arrangements” in this prospectus). Shares acquired through reinvestment of dividends or capital gains are not subject to a CDSC.
Contingent Deferred Sales Charges (Class C and Certain Class A Shares)
A deferred sales charge of 1.00% will apply to Class C shares if redeemed within one year of purchase. Unless otherwise agreed with the Adviser, Class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. Please see the Funds’ Statement of Additional Information for more information. Deferred sales charges will be based on the lower of the shares’ original purchase price and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.
Sales Charge Reductions and Waivers
The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A shares, often referred to as “breakpoint discounts:”
Right of Accumulation. You can add the amount of your current purchases of Class A shares of one or more of the Funds to the value of your existing accounts in the Funds to obtain a breakpoint discount. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives.
For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases.
To calculate the total value of your existing accounts and any linked accounts, the Funds will use the current maximum public offering price of those shares.

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Statement of Intention. A statement of intention is a document in which you agree to make purchases of Class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the applicable Fund or Funds will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.
Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:
•	Individual accounts

•	Joint accounts

•	Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

•	Shares of the Funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
In order to obtain a breakpoint discount, you must inform the Funds or your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. If you do not let the Funds or your financial representative know that you are eligible for a discount, you may not receive a reduced sales charge to which you are entitled. The Funds or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found in the Funds’ Statement of Additional Information.
Additional Reductions and Waivers of Sales Charges.
In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors.
Contingent Deferred Sales Charge Waivers
The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:
•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	tax-free returns of excess contributions to IRAs;

•	redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

•	the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for more information about waivers regarding these types of transactions):
•	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

45

•	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).
Rollovers from Retirement Plans to IRAs
Assets from retirement plans may be invested in Class A or Class C shares through an IRA rollover, subject to the other provisions of this prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. However, rollovers IRAs invested in Class A shares will be made without a sales charge if the assets being rolled over were invested in the Funds at the time of distribution.
IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to a Fund’s investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this Prospectus and the Funds’ Statement of Additional Information.
Right of Reinvestment
Subject to the Funds’ policies regarding frequent purchase and redemption of Fund shares, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution of Class A shares in any Fund without a sales charge provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. In order to take advantage of this privilege, you must notify the Fund or your broker/dealer at the time of the repurchase. The Funds reserve the right to modify or eliminate this privilege at any time without notice to shareholders.
In General
Generally, if a purchase order is received in proper form by the Trust’s transfer agent by the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, the shares will be purchased at the net asset value determined as of that day (plus any applicable sales charges); otherwise, the shares will be purchased at the net asset value next determined (plus any applicable sales charges).
There are certain exceptions when an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day’s net asset value, plus any applicable sales charges). In such cases, it is the financial institution’s responsibility to transmit orders so that they will be received by the Trust’s transfer agent (or such other entity) on a timely basis.
Investors who purchase shares through certain benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.
The Trust does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s net asset value, plus any applicable sales charges.)
The Trust reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Funds and their shareholders. In particular, the Trust and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.
Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor’s identity. If an investor refuses to provide such information, the Funds and other financial institutions

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may be unable to open an account for such investor. The Funds reserve the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of shares. The Funds further reserve the right to close an account (or to take such other steps as the Funds deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.
Share Certificates
The Funds do not issue share certificates.
Financial Advisors
A shareholder’s financial advisor can help the shareholder purchase shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.
Purchasing Additional Shares
Investing by Mail
Shareholders may purchase additional shares of the Funds by mailing a check to the address above under the caption “How to Purchase Shares.” Checks for subsequent purchases should be payable to “the ESG Managers Portfolios” and should clearly indicate the account number and Fund name. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.
Investing by Telephone
In order to purchase additional shares of the Funds by telephone, a shareholder must:
•	authorize telephone purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Funds’ website at www.esgmanagers.com and may be requested by calling ESG Managers toll-free at 888.374.8920); and then

•	telephone ESG Managers toll-free at 888.374.8920, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.
For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.
The Funds reserve the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.
Investing by Wire Transfer
In order to purchase additional shares of the Funds by wire transfer, a shareholder must:
•	telephone ESG Managers toll-free at 888.374.8920 to notify ESG Managers of the shareholder’s intent to purchase shares of the Fund by wire transfer; and then

•	instruct his or her bank to transfer funds by wire to the following account:

Bank Name:	PNC Bank, Philadelphia, PA
ABA Number:	031000053

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Account Name:	ESG Managers® Portfolios

Account No.:	8551007715
Further Credit:	Fund Name, Share Class, Shareholder Name and Shareholder Account Number
A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Shares will be purchased at the net asset value next determined after the wire is received.
Automatic Investment Plan.
Under the ESG Managers Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of shares via an automatic debit from a bank account. For additional information about this service, please contact ESG Managers toll-free at 888.374.8920 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Funds’ website at www.esgmanagers.com.
How to Sell Shares
Financial Advisors. A shareholder’s financial advisor can help the shareholder redeem shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.
Shareholders may redeem (sell) shares of a Fund as described below for cash at the net asset value per share next determined after the Fund’s transfer agent receives a redemption request in proper form (less any applicable CDSC fee). A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an “eligible guarantor institution” if the proceeds of the redemption:
•	exceed $50,000;

•	are to be paid to a person other than the record owner;

•	are to be sent (i) to an address other than the address on the transfer agent’s records or (ii) within 30 days after the transfer agent has been notified of an address change;

•	are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent’s records; or

•	are to be paid to a corporation, partnership or fiduciary.
An “eligible guarantor institution” includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:
•	Securities Transfer Agents Medallion Program (STAMP);

•	Stock Exchanges Medallion Program (SEMP); and

•	New York Stock Exchange, Inc. Medallion Signature Program (MSP).
Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a certain dollar amount. The Trust’s transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.
Generally, payment for shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Trust’s transfer agent of the redemption request in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock

48

Exchange is restricted or during an emergency that makes it impractical for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors. The Funds charge a fee of $10.00 for each wire redemption.
Shares purchased by check or electronic (ACH) transfer are held in escrow by the Trust’s transfer agent until the check has been collected or the payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.
Redeeming by Mail
A shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Trust’s transfer agent. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent:

by regular mail to:	or, by overnight delivery to:

ESG Managers Portfolios	ESG Managers Portfolios

P.O. Box 9824	101 Sabin Street
Providence, RI 02940-8024	Pawtucket, RI 02860-1427
Toll-Free Telephone: 888.374.8920
Redeeming by Telephone
A shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000 in the aggregate during any 30-day period. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.
In order to redeem shares by telephone, a shareholder must:
•	authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Funds’ website at www.esgmanagers.com and may be requested by calling ESG Managers toll-free at 888.374.8920); and then

•	telephone ESG Managers toll-free at 888.374.8920, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.
For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.
In General
Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days, as permitted by law.

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Involuntary Redemptions
Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in a Fund equal to at least the minimum investment necessary to open the account. The Trust reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Trust will give any shareholder subject to involuntary redemption 60 days’ prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder’s Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder’s Fund shares.
How to Exchange Shares
In General
Financial Advisors
A shareholder’s financial advisor can help the shareholder exchange shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.
A shareholder may exchange shares of any Fund within the ESG Managers® Portfolios for shares of the same class of any other Fund within the ESG Managers® Portfolios, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. In addition, an exchange generally will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, next determined after the transfer agent receives the exchange request in proper form.
The Trust reserves the right to suspend exchange privileges on any account if the Adviser determines that the account’s exchange activity is likely to adversely affect its ability to manage the Funds. See the section below captioned “Frequent Purchases and Redemptions of Fund Shares.”
Exchanging by Mail
Shareholders may exchange shares of a Fund by mailing an exchange request:

by regular mail to:	or, by overnight delivery to:

ESG Managers Portfolios	ESG Managers Portfolios

P.O. Box 9824	101 Sabin Street
Providence, RI 02940-8024	Pawtucket, RI 02860-1427
Toll-Free Telephone: 888.374.8920
Exchanging by Telephone
In order to exchange shares by telephone, a shareholder must:
•	authorize telephone exchanges on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Funds’ website at www.esgmanagers.com and may be requested by calling Pax World toll-free at 888.374.8920); and then

•	telephone Pax World toll-free at 888.374.8920, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

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For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.
Frequent Purchases and Redemptions of Fund Shares
The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The interests of the Funds’ long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and otherwise to adversely affect the Funds. This type of excessive short-term trading activity is referred to herein as “frequent purchases and redemptions.” The Funds are not intended as a vehicle for frequent purchases and redemptions.
Accordingly, the Trust’s Board of Trustees has adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative affects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Funds to:
•	actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•	use fair value pricing when market prices are not readily available.
The policies and procedures described above are intended to deter frequent purchases and redemptions in the Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Funds on a net basis, conceal the identity of individual investors from the Funds because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above.
The Trust’s Board of Trustees reserves the right to amend its policies and procedures at any time and from time to time in its sole discretion, without prior notice to shareholders.
Taxes, Dividends and Distributions
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax adviser about foreign, federal, state, local or other tax laws applicable to you.
Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to U.S. federal income tax on its net investment income (which includes net short-term capital gains) and net long-term capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. If a Fund fails to qualify as a regulated investment company or to satisfy the distribution requirements applicable to regulated investment companies in any taxable year, the Fund would be subject to fund-level taxation with respect to such year, which, consequently, would result in a reduction in income available for distribution to shareholders for such year.

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For U.S. federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned your shares. Proper distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year are generally taxable to shareholders as long-term capital gains.
Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less and gains on the sale of bonds characterized as market discount are generally taxable to shareholders as ordinary income. For the taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income” are taxed to individuals at the currently reduced rates applicable to long-term capital gain, provided that both the shareholder and the relevant Fund meet certain holding period and other requirements. This qualified dividend income provision, as well as the reduced long-term capital gain rates, will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.
Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable to you whether you receive them in cash or reinvest them in additional shares. Distributions may also be subject to state and local taxes. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions from such a plan.
A Fund’s investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments (including when it is not advantageous to do so) in order to satisfy its distribution requirements.
Due to the multi-manager approach employed by the Funds, certain of the Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character and/or amount of a Fund’s distributions to shareholders. See “Taxation” in the Statement of Additional Information for more information about the tax consequences of specific Fund investment practices and investments.
A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund’s return on those investments would be decreased. Generally, shareholders of the Funds will not be entitled to claim a credit or deduction with respect to any foreign taxes withheld from or paid by a Fund. However, if you are a shareholder of the Growth or Aggressive Growth Portfolios, you may be entitled to claim a credit or deduction with respect to foreign taxes withheld from or paid by such Fund in respect of foreign securities that it holds, provided that each of you and the Fund meet certain requirements. In addition, a Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
A Fund’s use of derivatives may affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.
To the extent a Fund invests in Underlying Pax ETFs or acquired funds, the Fund’s distributions could vary in terms of their timing, character, or amount from what the Fund’s distributions would have been had the Fund invested directly in the portfolio securities or other assets held by the Underlying Pax ETF or acquired fund.
Any gain resulting from the redemption, sale or exchange of your shares will generally also be subject to tax. If you exchange shares of one Fund for shares of another Fund, this generally will be treated as a redemption of Fund shares and purchase of new Fund shares and any gain realized on the redemption portion of the transaction generally will be subject to U.S. federal income tax.

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A Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Special tax considerations apply to foreign persons investing in a Fund. Foreign persons are urged to consult the Statement of Additional Information for more information.
*   *   *   *   *
The tax information provided in this prospectus is general information and, unless otherwise explicitly noted, may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisers regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.
Dividends and Distributions
Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A and Class C shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Class A and Class C shares.
The Funds expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. “Dividends” generally represent interest and dividends earned from securities held by a Fund, net of expenses incurred by that Fund. “Capital gains” generally represent net long-term capital gains on sales of securities held for more than one year and net short-term capital gains on sales of securities held for one year or less.
Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:
•	Reinvest all distributions in additional shares of the same class of the Fund. This will be done unless the shareholder elects another option.

•	Reinvest all distributions in shares of the same class another Fund at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•	Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the same class of the Fund or another Fund at net asset value.

•	Reinvest dividends in additional shares of the same class of the Fund or another Fund at net asset value and receive capital gains in cash (see options below).

•	Receive all distributions in cash by one of the following methods:
•	Send the check to the shareholder’s address of record.

•	Send the check to a third party address.

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•	Transfer the money to the shareholder’s bank via electronic (ACH) transfer.
Shareholders should elect an option by sending written instructions to the transfer agent:

by regular mail to:	or, by overnight delivery to:

ESG Managers Portfolios	ESG Managers Portfolios
P.O. Box 9824	101 Sabin Street
Providence, RI 02940-8024	Pawtucket, RI 02860-1427
Toll-Free Telephone: 888.374.8920
If a shareholder elects to have distributions reinvested in shares of a Fund, a confirmation of any reinvestment will be made through a quarterly statement sent to the shareholder by the transfer agent at such shareholder’s address of record.
Important Note Regarding “Lost Shareholders”
If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder’s address of record, the Funds’ transfer agent will hold the returned checks for such shareholder’s benefit in a non-interest bearing account until they escheat to a state under applicable law.
Distribution Arrangements
Rule 12b-1 Plans
Each Fund has adopted a plan (a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows it to pay distribution fees for the sale and distribution of its Class A and Class C shares. The annual fees may equal up to 0.25% for Class A or up to 0.75% for Class C of the average daily net assets allocable to such classes of shares of a Fund.
In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a “Services Plan”) with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).
Because distribution and service fees are paid out of the Funds’ assets on an ongoing basis, over time these expenses will increase the cost and reduce the return of your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge and 12b-1 fee for Class A shares.
Payment for Sub-Transfer Agency Services
     The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Adviser, ALPS Distributors, Inc., the Trust’s principal underwriter, and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Adviser and ALPS Distributors, Inc. do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

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Additional Payments to Financial Intermediaries
In addition to the foregoing payments, the Adviser or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund shares, or to pay a portion of costs related to, marketing support, account consolidation, education, transaction processing and/or administrative services support. The Adviser may sponsor informational meetings, seminars and other similar programs designed to market the Funds.
These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund shares held through a particular Financial Intermediary increases. The amount of such compensation and payments may be made on a one-time and/or periodic basis. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.
The Adviser or the Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.
Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or the Adviser.
Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities. However, the Funds and the Adviser do not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.
Shareholder Services
Tax-Deferred Retirement Plans
Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, and SEP (Simplified Employee Pension) IRA plans, are available through ESG Managers. Information regarding the establishment and administration of these plans, custodial fees and other details is available from ESG Managers. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.
Delivery of Shareholder Documents
In order to reduce expenses, it is intended that the Trust will deliver only one copy of a Fund’s prospectus and each annual and semiannual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with a Fund should request a separate copy by writing to ESG Managers Portfolios at P.O. Box 9824, Providence, RI 02940, by telephoning ESG Managers toll-free at 888.374.8920 or by visiting the Funds’ website at www.esgmanagers.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder’s request by the Trust or financial institution, as applicable, such party will begin sending shareholders individual copies.

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FOR MORE
INFORMATION
General Fund Information
877.374.7678
Shareholder Account Information
888.374.8920
Account Inquiries
ESG Managers Portfolios
P.O. Box 9824
Providence, RI 02940-8024
Investment Adviser
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Transfer and Dividend
Disbursing Agent
PNC Global Investment Servicing
P.O. Box 9824
Providence, RI 02940-8024
Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
877.374.7678
www.esgmanagers.com
info@esgmanagers.com
Shareholder Reports The Funds’ annual and semiannual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report to shareholders discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.
Statement of Additional Information A Statement of Additional Information dated April [•], 2011 has been filed with the SEC. The statement of additional information, as supplemented from time to time, includes additional information about the Funds and is incorporated by reference in its entirety into this prospectus, which means that it is considered to be part of this prospectus.
Obtaining Fund Documents and Additional Information About the Funds The statement of additional information and the Funds’ annual and semiannual reports are available, without charge, upon request by telephoning or emailing ESG Managers, or by visiting the ESG Managers website (www.esgmanagers.com).

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Shareholder Inquiries Shareholders may direct inquiries concerning the Funds in writing by regular mail to ESG Managers Portfolios, P.O. Box 9824, Providence, RI 02940-8024, in writing by overnight delivery to ESG Managers Portfolios, 101 Sabin Street, Pawtucket, RI 02860-1427 (telephone: 888.374.8920), or by telephone (toll-free) to 888.374.8920 (or from outside the United States (collect) to 610.382.7849).
Securities and Exchange Commission Information about the Funds (including the statement of additional information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. The Funds’ shareholder reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
Investment Company Act File Number:
Pax World Funds Series Trust I #811-02064
ESG-PR11

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PAX WORLD FUNDS SERIES TRUST I
ESG MANAGERS ASSET ALLOCATION PORTFOLIOS
ESG MANAGERS® AGGRESSIVE GROWTH PORTFOLIO
          Class A (PAGAX)          Class C (PAGCX)          Institutional Class (PAGIX)
ESG MANAGERS® GROWTH PORTFOLIO
          Class A (PGPAX)          Class C (PWCCX)          Institutional Class (PMIIX)
ESG MANAGERS® MODERATE PORTFOLIO
          Class A (PMPAX)          Class C (PWPCX)          Institutional Class (PWPIX)
ESG MANAGERS® CONSERVATIVE PORTFOLIO
          Class A (PWMAX)        Class C (PWMCX)         Institutional Class (PWMIX)
30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801
For Shareholder Account Information: 888-374-8920
Portsmouth, New Hampshire Office: 877-374-7678 / 603-431-8022
Website: www.esgmanagers.com
STATEMENT OF ADDITIONAL INFORMATION
Dated April [•], 2011
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated April [•], 2011, as supplemented from time to time. The audited financial statements of the Funds for the fiscal year ended December 31, 2010, and the report thereon of [•], are incorporated herein by reference to the Funds’ annual report.
A copy of the Funds’ Prospectus and annual and semiannual reports may be obtained, without charge, by writing to ESG Managers® Portfolios at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, telephoning ESG Managers® Portfolios at 877-374-7678 (toll-free), visiting the ESG Managers® Portfolios’ website at www.esgmanagers.com or visiting the SEC’s website at www.sec.gov.

TRUST HISTORY
Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. The Trust succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated February 25, 1970. ESG Managers Aggressive Growth Portfolio (the “Aggressive Growth Portfolio”), ESG Managers Growth Portfolio (the “Growth Portfolio”), ESG Managers Moderate Portfolio (the “Moderate Portfolio”), and ESG Managers Conservative Portfolio (the “Conservative Portfolio”) are each a diversified series of the Trust.
INVESTMENT PHILOSOPHY
The Aggressive Growth Portfolio, the Growth Portfolio, the Moderate Portfolio and the Conservative Portfolio (collectively, the “Funds”) each pursue a sustainable investing approach. The Funds’ investment adviser, Pax World Management LLC (the “Adviser” or “Pax World”), has delegated to Morningstar Associates, LLC (“Morningstar Associates”) responsibility for recommending to the Board of Trustees of the Trust various subadvisers to which the Adviser will delegate responsibility for selecting investments for a portion of each Fund’s portfolio (each such subadviser, a “Sleeve Subadviser”). The Adviser intends that the Sleeve Subadvisers will identify appropriate investments by combining financial analysis with environmental, social and/or governance analysis. The result, the Adviser believes, is an increased level of scrutiny that helps the Funds invest in better-managed companies that are leaders in their industries, meet positive standards of corporate responsibility, and focus on the long term.
Sustainable Investing
The Funds’ Adviser and Sleeve Subadvisers apply a variety of sustainability or environmental, social and governance (ESG) criteria to the Funds. Most of the Sleeve Subadvisers who manage different strategies within the Funds are asset managers with substantial experience in the field of sustainable investing. However, each of these Sleeve Subadvisers may apply ESG criteria that differ from those applied by other Sleeve Subadvisers. The ESG criteria integrated by a particular Sleeve Subadviser into its investment approach may differ from the criteria applied by another Sleeve Subadviser, or the same criteria could be used by different Sleeve Subadvisers but weighted differently. Some Sleeve Subadvisers may have a more narrow focus on one set of ESG factors — for example, they may focus solely on environmental criteria (the “E” in ESG). By bringing this diverse group of asset managers with various ESG approaches under one roof in a series of sleeves, the Funds provide investors with exposure to a variety of ESG approaches, and a variety of asset classes, in the field of sustainable investing — or what some call “socially responsible” or “green” investing.
A small number of Sleeve Subadvisers may not ordinarily apply ESG criteria to the management of their other portfolios. These Sleeve Subadvisers have been chosen for the Funds because of their investment management experience in an asset class when, in the determination of the Adviser and Morningstar Associates, there is no comparable Sleeve Subadviser available or appropriate who has prior ESG investing experience. In the case of these “non-ESG” Sleeve Subadvisers, the Adviser intends to modify investment decision-making made by such Sleeve Subadvisers through the application of Pax World’s ESG criteria.
The Adviser
The ESG criteria that the Adviser applies to the sleeves of the Funds it manages itself, as well as to assets or sleeves managed by so-called “non-ESG” Sleeve Subadvisers, follows what the Adviser calls a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. The Adviser identifies those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, the Adviser believes, is an increased level of scrutiny that helps it identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term.

The Adviser avoids investing in issuers that it determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices.
In seeking to invest in companies with sustainable business models that meet positive standards of corporate responsibility, the Adviser seeks to invest in companies with positive corporate policies and practices in the following areas:
•	Environment
•	Workplace Practices and Human Rights
•	Corporate Governance
•	Community Impact
•	Product Safety and Integrity
The Adviser’s primary goal is to produce competitive returns for its investors. By integrating ESG criteria into its investment approach, the Adviser also seeks to promote peace, protect the environment, advance global equity and foster sustainable development.
The Adviser’s environmental criteria include such issues as emissions (air, water and soil), pollution prevention, recycling and waste reduction, energy and resource efficiency, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.
The Adviser’s workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation; workplace health and safety; employee relations; vendor standards and human rights, including indigenous peoples’ rights.
The Adviser’s corporate governance criteria include such issues as board structure, independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, conflict of interest, bribery and corruption, transparency, disclosure of political contributions, business ethics and legal and regulatory compliance.
The Adviser’s community criteria include companies’ commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), their philanthropic activities, and in the case of financial institutions, responsible lending practices.
The Adviser’s product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.
The issues highlighted above are illustrative and do not necessarily reflect the full range of ESG criteria the Adviser may apply in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the Adviser’s sustainability criteria are applied in a particular situation.
Companies that the Funds invest in do not necessarily meet exemplary standards in all aspects of environmental, social and governance performance. The Adviser and Sleeve Subadvisers recognize that no company is perfect when it comes to corporate responsibility or sustainability. The Funds nonetheless endeavor to invest in companies that adhere to positive standards in these areas and deploy environmental, social and corporate governance criteria that are designed to assist them in identifying those investments. It is the Adviser’s belief that well-managed companies that maintain good relations with employees, consumers, communities, and the natural environment, and that strive to improve in those areas, will in the long run better serve investors as well.
Sleeve Subadvisers with prior ESG experience are responsible for voting shareholder proxies with respect to the holdings in the sleeves they manage, while the Adviser votes proxies for any sleeve it manages as well as sleeves managed by non-ESG Sleeve Subadvisers.

The Funds intend to vote shareholder proxies in accordance with the ESG criteria of the Adviser or Sleeve Subadviser, as applicable; engage in dialogue with corporate management on issues of concern; initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate transparency, accountability and social responsibility.
The Adviser supports investing in communities and promoting sustainable development in the United States and around the globe. The Funds may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and each Fund may invest in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, heath care, education and the environment. Such investments may include investments in micro-credit or micro-finance institutions that advance women’s equity and sustainable development around the globe. Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Funds to more credit risk than other types of debt instruments. In addition, some of these investments may be considered below investment grade, unrated, or illiquid, and may not be insured by the FDIC, and therefore involve a greater risk of default. The Funds nevertheless believes that such investments can often offer a greater social return through their direct impact on local communities and in fostering sustainable development, and that they therefore can be appropriate investments for the Funds.
The Adviser believes that its investors want to have a positive impact on corporate behavior and to promote environmental and social progress. The Adviser’s sustainability criteria are designed to assist investors in achieving these objectives. That was the Adviser’s mission when it launched the first socially responsible mutual fund in the United States in 1971, and it remains the Adviser’s mission today.
In order to address changing societal and market conditions and circumstances, the Adviser may at its discretion choose to apply additional environmental, social or governance criteria or to modify the criteria outlined above, without shareholder approval.
The Adviser’s primary goal is to produce competitive returns for its investors. By integrating ESG criteria—what it calls “sustainability” criteria—into its investment approach, the Adviser also seeks to promote peace, protect the environment, advance global equity, and foster sustainable development.
The Sleeve Subadvisers
Access Capital Strategies
Access Capital Strategies is part of RBC Global Asset Management (U.S.) Inc. Access Capital Strategies seeks to invest the sleeve(s) it manages in debt securities and other debt instruments that it believes have a distinct double bottom line purpose—delivering both financial and social returns. The core economic activities supported by these investments may include affordable home ownership, affordable rental housing, urban and rural economic development, small business lending and support for Community Development Financial Institutions (CDFIs).
Access Capital Strategies seeks to provide patient, long term fixed rate capital to individuals and communities in the United States. Investments by sleeve(s) it manages may include issues with final maturities of thirty years or longer.
Ariel Investments, Inc. (“Ariel Investments”)
Ariel Investments believes ethical business practices make good investment sense.
Ariel Investments seeks to avoid investing in corporations whose primary source of revenue is derived from:

•	the production or sale of tobacco products or
•	the manufacture of handguns.
Ariel Investments believes all of these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.
Ariel Investments considers a company’s environmental record which includes reviewing research from outside vendors that provide such services. This research typically examines various aspects of a company’s environmental record, including whether it is taking positive steps toward preserving our environment, whether a company is a defendant in any environmental cases and faces significant fines, and how the company performs relative to its peers within the respective industry on environmental issues.
Ariel Investments believes in the long run, a company that adopts environmentally sound policies is likely to face less government regulation of its business.
Ariel Investments encourages portfolio companies to have an open dialogue on:
•	giving back to the community,
•	a dedication to education, and
•	proactive diversity practices.
Ariel Investments believes that a company that fosters community involvement among its employees should inspire community support.
Ariel Investments believes that educating people on the benefits of saving and investing promotes a stable future. Additionally, Ariel Investments believes that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions.
ClearBridge Advisors, LLC (“ClearBridge Advisors”)
ClearBridge Advisors’ research team actively incorporates various ESG and sustainability research into its portfolio construction process. ClearBridge Advisors’ investment research includes, but is not limited to, inquiries into:
•	innovative workplace policies, employee benefits and programs;
•	environmental management system strength, eco-efficiency and life-cycle analysis;
•	community involvement, strategic philanthropy and reputation management; and
•	transparency and good governance.
In addition to the integration of ESG and sustainability research into its investment process, ClearBridge Advisors applies active issue engagement (e.g., human rights, water scarcity, renewable energy, etc.) and advocacy efforts at the company level to portfolio assets.
Community Capital Management, Inc. (“Community Capital Management”)
Community Capital Management seeks to have a positive impact on the community and the environment through the financing of community, economic, and environmentally sustainable initiatives. This includes so-called “green investing” in the fixed income markets. Community Capital Management believes that as more investors look to invest in green companies, wind farms, and clean technology sectors, green fixed income investing is still a fairly new concept and is gaining ground. Green fixed income investing is a sub-set of green investing whereby investors utilize their fixed income portfolio towards investing in bonds that finance or support environmentally sustainable initiatives. These initiatives may include: brownfield redevelopment, energy efficient housing, green jobs, environmentally-friendly businesses, water conservation, and the use of recycled materials.

Community Capital Management actively manages green fixed income portfolios and seeks to analyze the environmental benefits of each investment as rigorously as the financial characteristics of each investment. Community Capital Management focuses exclusively on high quality bonds (investment grade or better at purchase) issued to promote community development that have an environmental impact.
Everence Capital Management
When considering an investment, Everence Capital Management analyzes the performance of the issuing company not only for its financial strengths and outlook, but also for the company’s performance on social issues. This is based on the tenet that social investing is good business. By utilizing social investing screens, Everence Capital Management believes that it can encourage corporations to be good stewards of their resources, to care for the environment, and to create work environments that benefit both the employees and the shareholders.
Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Foreign countries have quite different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing screens abroad than it is in the United States. Accordingly, a Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet Everence Capital Management’s social screens. Nevertheless, it is the goal of Everence Capital Management to avoid investment in such companies domestically, and international and foreign investments will be screened to attempt to assure that Everence Capital Management’s Sleeve’s investments are socially responsible based upon Everence Capital Management’s principles. When Everence Capital Management becomes aware that it has invested in a company that may be engaged in an activity which is inconsistent with Everence Capital Management’s principles, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. Everence Capital Management is not under any strict time schedule to make a decision to sell such investments.
Everence Capital Management’s stewardship investing philosophy
Stewardship investing is a philosophy of financial decision-making motivated and informed by social convictions drawn from Everence Capital Management’s 500 year-old faith tradition. This approach holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.
To carry out this task, Everence Capital Management seeks to:
•	Invest in companies that best reflect a set of positive core values.
•	Participate actively in corporate decision-making through shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.
•	Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.
Everence Capital Management’s stewardship investing guidelines
The following core values have been adopted to help guide the evaluation of a company’s social performance, as a part of Everence Capital Management’s investment selection process. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Company’s highest expectations for corporate behavior.
In making investment decisions, Everence Capital Management strives to invest in companies that:
Respect the dignity and value of all people. Companies are expected to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well-nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, Everence Capital Management expects that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. Everence Capital Management expects that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.
Build a world at peace and free from violence. Everence Capital Management believes that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. Everence Capital Management desires companies to be engaged in products and services that support life — not those designed to kill, maim or injure. The expansion of the world’s military establishments are not productive endeavors for humanity. Everence Capital Management seeks to avoid those companies for whom weapons production and military contracting are a focus of their energy, resources and market development. Everence Capital Management expects companies to engage in activities that contribute to healthy and peaceful relationships between individuals, communities and nations. Everence Capital Management expects companies to value the sanctity of human life, promote alternative forms of conflict resolutions and to commit to efforts that reduce violence and aggression in world culture.
Demonstrate a concern for justice in a global society. All people deserve opportunities to participate in social and economic prosperity. Everence Capital Management expects companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. Everence Capital Management expects products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. Everence Capital Management expects corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.
Exhibit responsible management practices. Everence Capital Management expects a company to operate in an honest, trustworthy, compassionate and responsible manner. Everence Capital Management desires transparency and openness about company policies, finances and behavior.
Everence Capital Management expects companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. The companies should respect workers’ rights to communicate with management, organize and bargain collectively. Everence Capital Management expects companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. The company should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation and structural integrity. It is Everence Capital Management’s desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. Everence Capital Management expects companies to be aggressively engaged in the marketplace, yet be respectful of their competitors and values-centered in their decision-making.
Support and involve communities. Communities — within a workforce, around company facilities or representing various ethnic, cultural or political groups —contribute directly and indirectly to the success of corporate endeavors. Everence Capital Management believes a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement and personal charitable giving should also be encouraged. Everence Capital Management expects communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments and community infrastructures. Everence Capital Management expects companies to consider the impact their products and production methods have on efforts to build healthy, productive communities. To this end, Everence Capital Management will avoid companies materially engaged in alcohol and tobacco production and in the gaming industry.

Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. Everence Capital Management expects companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should “reduce, reuse and recycle,” pursue cleaner and more efficient production methods and bear a deep concern for the welfare of animals, minimizing animal testing, wherever possible. Everence Capital Management values a company’s involvement in the environmental technology and services arena. Everence Capital Management expects companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.
Consistent with the foregoing investment criteria for socially responsible investing, Everence Capital Management will also make certain types of community development investments. These consist of investments in local community-oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well-being through the use of targeted investments.
In connection with these community development investments, Everence Capital Management has received from the SEC an exemptive order that permits it to invest a limited portion of its portfolio in securities issued by its affiliate, MMA Community Development Investments, Inc.
(“MMA-CDI”). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investments pools that it has established (the “MMA-CDI-Notes”). Assets raised through such offerings of MMA-CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. The sleeve managed by Everence Capital Management is permitted to invest up to 3% of its net assets in MMA-CDI-Notes. MMA-CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the then-prevailing market rate and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investments-grade securities. As a result, they are expected to underperform other fixed income securities in which a Fund otherwise might invest. However, these investments have been determined by Everence Capital Management as being a beneficial way to carry out its goals for stewardship investment at the community level.
Miller/Howard Investments, Inc. (“Miller/Howard Investments”)
Miller/Howard Investments employs environmental, social and governance (ESG) and sustainability criteria in building positions. By creating a financial profile for companies that it evaluates as financially strong with high and rising income, and combining that evaluation with a social and environmental profile, Miller/Howard Investments believes that it can add an extra layer of due diligence to its investment process. Miller/Howard Investments seeks to invest in companies that they evaluate as having low business risk and that are sustainable both financially and socially. The main factors considered are a company’s balance sheet strength, management capabilities, demographics, growth prospects, governance and ethics, environmental record, workplace policies, human rights record, especially regarding international operations and the nature of their products and services. In addition to seeking to provide above market long-term returns, its equity income strategy seeks to exclude companies whose primary business is the production of alcohol, tobacco, firearms and gambling equipment, as well as companies that egregiously pollute the environment. Companies whose sales of such products are ancillary, such as restaurants, hotels, convenience stores, or other similar entities are not automatically excluded.
Miller Howard Investments actively engages companies to file sustainability reports. Companies that are deemed to be proactive in pollution prevention and have implemented clean energy initiatives to reduce greenhouse gas emissions are favored. In general, Miller Howard Investments’ equity income portfolio will seek to avoid investing in companies involved in nuclear power production. However, there may be circumstances when a company involved in nuclear power or a company that holds a non-operating minority interest in a nuclear generating plant may be held on a transitional basis.
In Miller/Howard Investments’ view, all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship. The three pillars of sustainable or socially responsible investing (SRI) are widely known as screening, community investing and shareholder activism. With this in mind, Miller/Howard Investments’ social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship. A company must pass its social evaluation and/or be considered best-in-class by its team of analysts in order to be eligible for investment. Miller/Howard Investments views this extra layer of due diligence as a risk control measure. In addition, Miller/Howard Investments participates in shareholder activism through the proxy voting process, regularly publishes a shareholder advocacy newsletter, and supports organizations or managers filing shareholder resolutions whenever pertinent to its portfolio holdings and policies.
Neuberger Berman Management, LLC (“Neuberger Berman Management”)
Neuberger Berman Management employs a research-driven and valuation-sensitive approach to stock selection. Neuberger Berman Management seeks to identify stocks in well-positioned businesses that they believe are undervalued in the market. Neuberger Berman Management looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, Neuberger Berman Management looks for those that it believes show leadership in three areas:
•	environmental concerns
•	diversity in the work force
•	progressive employment and workplace practices, and community relations.
Neuberger Berman Management typically also looks at a company’s record in public health and the nature of its products. Neuberger Berman Management judges firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective in some respects, Neuberger Berman Management endeavors to avoid investing in companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. Neuberger Berman Management also endeavors to avoid investing in any company that derives its total revenue primarily from non-consumer sales to the military.
Neuberger Berman Management follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.
Parnassus Investments
Parnassus Investments is an independent and employee owned investment management company based in San Francisco, CA. The firm seeks to invest in good businesses that have sustainable competitive advantages, increasingly relevant products or services, quality management teams and ethical business practices. Parnassus Investments believes the most attractive opportunities for investments arise when companies with good business fundamentals become temporarily undervalued. The firms goal is to provide value to our shareholders by generating attractive risk adjusted returns over the long term. The firm was founded in 1984, and currently manages five fundamental, domestic, core equity funds with a value bias across multiple market capitalizations, and one intermediate government/credit fixed-income fund.
Parnassus Investments conducts fundamental research to determine a company’s financial health and its business prospects, as well as the company’s business ethics. A management team with good business ethics is one of the most fundamental criteria in evaluating a company; Parnassus Investments thinks it is crucial to the long-term success of a business. It also seeks to avoid investing invest in companies with significant revenue from alcohol, tobacco, gambling, weapons, nuclear power or business involvement with Sudan.
Parnassus Investments follows a responsible investment approach to understand the full impact of a company. The firm carefully considers a company’s environmental, social and governance (ESG) factors. By incorporating ESG factors into the fundamental investment process, Parnassus Investments seeks to identify risks and opportunities that the market may have ignored, and identify responsible companies.
The firm seeks to invest in companies with positive performance on ESG criteria. The ESG factors Parnassus

Investments evaluates include:
Corporate governance and business ethics
Employee benefits and corporate culture
Stakeholder relations
Product, customers and the supply chain
Environmental impact
ESG research at Parnassus Investments is dynamic, proprietary, and benchmarked against third-party sources. All members of the investment team consider ESG factors, and two team members exclusively cover ESG factors. ESG analysis is integral to the review and consideration process that each company undergoes as a new investment opportunity. In addition, Parnassus Investments reviews the ESG factors of its portfolio companies periodically throughout the year.
Portfolio 21 Investments
Portfolio 21 Investments concentrates its investments in companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. Portfolio 21 Investments believes the essence of environmental sustainability is the acknowledgment of the limits of nature and society’s dependence on nature. Portfolio 21 Investments’ investment perspective recognizes the fundamental challenge we face: meeting human needs without undermining nature’s ability to support our economy in the future. Portfolio 21 Investments believes that some of these companies are changing the landscape of their industry or are forcing others in their industry to catch up, that others have product lines that are ecologically superior to their competition and that still others are developing vitally needed technologies that will provide cleaner energy sources for the future.
Portfolio 21 Investments generally seeks to select companies for consideration that display some or all of the following qualities:
•	Corporate leadership that has made an explicit commitment to sustainable practices and has allocated significant resources to achieve these goals;
•	Earnings improvements that are derived from the efficient use and reuse of resources;
•	Ecologically superior product lines;
•	Investments in renewable energy;
•	Innovative transportation and distribution strategies; and/or
•	Fair and efficient use of resources with respect to meeting human needs.
Portfolio 21 Investments’ sleeve focuses on individual companies that meet Portfolio 21 Investments’ environmental sustainability criteria. Portfolio 21 Investments then considers the company’s standing relative to its competition in such areas as the ecological impact of its products and services, investments in sustainable technologies and processes, resource efficiency, waste and pollution intensity and environmental management. Companies that Portfolio 21 Investments determines to meet these criteria are investigated further through a review of their financial and environmental statements, third-party research and personal contact with company representatives.
In addition to the environmental sustainability criteria, a company selected for Portfolio 21 Investments’ Sleeve must exhibit certain financial characteristics that Portfolio 21 Investments believes indicate positive prospects for long-term earnings growth. These may include some or all of the following:
•	Rising trends in revenues and earnings;
•	A sound balance sheet;
•	Increasing profit margins; and/or
•	Evolving product lines.
All companies are reviewed on a periodic basis to confirm their continued commitment to sustainability. Portfolio 21 Investments endeavors to sell a security within a reasonable period of time after it is determined that one or both of the following has occurred:

•	The company no longer meets Portfolio 21 Investments’ environmental sustainability criteria; and/or
•	The company no longer meets minimum financial standards.
MULTI-MANAGER APPROACH
The Funds use multiple Sleeve Subadvisers to seek to achieve their investment objectives and each Sleeve Subadviser seeks to invest the assets of its sleeves in securities consistent with the parameters established by Morningstar Associates for those sleeves. The potential risks and returns of each Fund vary with the degree to which the Adviser and the Sleeve Subadvisers cause the Fund to invest in particular market segments and/or asset classes. Due to the multi-manager approach employed by the Funds, certain of the Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character and/or amount of a
Fund’s distributions to shareholders. See “Taxation” below for more information about the tax consequences of specific Fund investment practices and investments.
Morningstar Associates allocates portions of the Funds’ assets (referred to as “sleeves”) to several Sleeve Subadvisers who then manage their respective sleeves of the assets under the general supervision of the Adviser and Morningstar Associates. It is currently expected that the Adviser will manage one or more sleeves of the Funds’ assets itself. Morningstar Associates may adjust the relative proportions of assets managed by each Sleeve Subadviser from time to time.
The Funds’ “multi-manager” approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of Sleeve Subadvisers, when appropriate, with complementary investment approaches. The Funds will generally select one or more Sleeve Subadvisers to manage each distinct segment of a market based upon Morningstar Associates’ evaluations of each Sleeve Subadviser’s expertise and performance in investing in the particular market segment. When a Sleeve Subadviser has been appointed, the Adviser will monitor the Sleeve Subadviser for adherence to each Fund’s specific investment objectives, policies and strategies.
Allocation of assets among Sleeve Subadvisers is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other economic factors. The Adviser and Morningstar Associates may periodically adjust asset allocations to favor those Sleeve Subadvisers that the Adviser and Morningstar Associates believe will provide the most favorable outlook for achieving a Fund’s investment objective. As a result, it is not possible to predict the extent to which any Fund’s assets will be invested by a particular Sleeve Subadviser at any time and one or more Sleeve Subadvisers may not be managing any assets for a particular Fund at any given time. The Funds’ asset allocations may be changed at any time without notice to shareholders and without shareholder approval.
INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS
In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, the Adviser and the Sleeve Subadvisers may employ other investment practices and the Funds may be subject to additional risks which are described below. The Funds will generally utilize the investment practices described below in varying degrees. As such, certain strategy-related risks may be greater for one Fund than another Fund and certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit such Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees of the Trust without shareholder approval. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

Bank Obligations
Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.
The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.
Borrowing
Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commercial Paper
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which Pax World Management LLC (the “Adviser”) has made a credit quality assessment.
Convertible Securities and Synthetic Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.
If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.
The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.
Corporate Bonds
Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.
Credit Default Swaps
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).
The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.
Credit-Linked Trust Certificates
Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.
Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.
Delayed Funding Loans and Revolving Credit Facilities
Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.
Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Loan Participations and Assignments.”
Derivative Instruments
Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.
The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.
The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from many (but not all) derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. More generally, a Fund’s use of derivatives can affect the amount, timing, and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.
Options on Securities, Swap Agreements and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.
An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)
Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.
If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.
Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.
A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
Futures Contracts and Options on Futures Contracts. Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund also may use options on futures contracts (“futures options”). A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.
Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.
Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.
When selling a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.
When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis).

Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.
The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and other considerations also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.
Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of certain of these instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates when distributed by the Fund to shareholders) than if the Fund had not used such instruments. See also “Foreign Currency Transactions” below for special tax considerations related to foreign currency-related derivatives.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.
The requirements for qualification as a RIC under the Code or other tax considerations may limit the extent to which a Fund may enter into swap transactions.
Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.
Emerging Market Securities
An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
Equity Securities
To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.
Equity-Linked Securities
Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.
Event-Linked Bonds
Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.
Exchange-Traded Funds
Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
Financial Services Companies
The Funds may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.
Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest.
The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.
In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.
Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.
Foreign (Non-U.S.) Securities
Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.
American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.
Some securities of corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They are often “growth” companies or “start-up” companies. For U.S. federal income tax purposes, a PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least fifty percent (50%). Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Code Section 954.
Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income or gains from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.”
Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.
Foreign Currency Transactions
Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.
A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with a Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:
Lock In. When the Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that a Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.
Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
Tax Consequences of Hedging. Under applicable tax law, a Fund’s currency hedging activities may result in the application of, among other special tax provisions, the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing, and/or character of taxable dividends paid by a Fund, including whether dividends paid by a Fund are classified as capital gains or ordinary income. In addition, a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned, and will likely produce a difference between the Fund’s book income and its taxable income. See “Taxation” below for more information.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWSSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLSSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPSSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
High Yield Securities (“Junk Bonds”)
Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities. A Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser it would be advantageous to do so.
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements (including at times when it may not be advantageous to do so). The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
Illiquid Securities
Each Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Adviser may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).
Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.
Industrial Development and Pollution Control Bonds
Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Inflation-Indexed Bonds
Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Initial Public Offerings
Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.
Loan Participations and Assignments
Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.
A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.
Money Market Instruments
Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.
Moral Obligation Securities
Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Mortgage Dollar Rolls
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid.”
Mortgage-Related and Other Asset-Backed Securities
Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. See “—Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “—Collateralized Mortgage Obligations (“CMOs”).”
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). In the case of privately issued mortgage-related securities, each Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.
FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.
CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.
Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.
Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARS”).
Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.
CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
Consistent with a Fund’s investment objectives and policies, the Adviser also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Municipal Bonds
Each Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from U.S. federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax-exempt to shareholders of that Fund.
Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor). Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
Municipal Lease Obligations
The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.
Other Investment Companies
Each Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission (the “SEC”). Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a the Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.
As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.
Participation on Creditors Committees
A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.
Preferred Stock
Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.
Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.
Real Estate Securities and Related Derivatives
Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.
Rights and Warrants
A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.
Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
Rule 144A Securities
Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.
Short Sales
Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan.
When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.
Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.
In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.
A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.
Short-Term Municipal Obligations
Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.
Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.
Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.
Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.
Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
Sovereign Debt
Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A Fund’s investments in foreign currency-denominated debt obligations and any related hedging transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, a Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes. See “Taxation” below for more information.
Stocks of Micro, Small and Medium Capitalization Companies
Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.
Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.
Structured Notes and Other Hybrid Instruments
“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index (es) or other asset(s).

Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.
Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
U.S. Government Securities
U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.
Variable and Floating Rate Securities
Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates. These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
When-Issued, Delayed Delivery and Forward Commitment Transactions
A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.
When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.
Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities
Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.
INVESTMENT RESTRICTIONS
The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Funds’ investment objectives and policies are not fundamental, and may be changed without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.
Each Fund may not:
1.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

3.	Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

4.	Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

5.	Concentrate more than 25% of the value of its assets in any one industry.

6.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

7.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.
Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Adviser will post the Funds’ portfolio holdings information on the Funds’ website at www.esgmanagers.com. The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month. The Adviser generally will post this information on the Funds’ website within

30 days after the end of the month. The Adviser will also post to the website within 45 days after the end of each calendar quarter the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”). In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website. The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Adviser will post this information on the Funds’ website generally within 10 business days after a month’s end. Such information will remain accessible on the website until the information is filed with the SEC as part of the Funds’ Form N-CSRs or Form N-Qs, as applicable.
Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Funds’ Forms N-CSR and Forms N-Q will be available on the SEC’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on its website.
Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser and to Morningstar Associates. In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to a Fund’s (i) service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), and (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating.
Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.
The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
Americh Massena and Associates	Rating/Ranking	Quarterly	At least 30 days
Merrill Corp.	Printing	Periodically	At least 30 days
Bowne & Co.	Printing	Periodically	At least 30 days
PNC AOS	Mail House	Periodically	At least 30 days
Vestek	Data Provider	Daily	None
Thompson Financial	Rating/Ranking	Periodically	At least 30 days
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Glass Lewis	Proxy Services	Daily	None
State Street Bank and Trust Company	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days
Bloomberg	Rating/Ranking	Monthly	At least 30 days

Any separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Adviser may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. None of the Funds, the Adviser or its affiliates or Morningstar Associates or its affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information.
Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exemption is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.
MANAGEMENT OF THE FUNDS
The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Adviser, Morningstar Associates and the Sleeve Subadvisers serve as investment managers to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust (the “Management Contract”), an asset allocation subadvisory agreement between Morningstar Associates and the Adviser (the “Asset Allocation Agreement”), and subadvisory agreements between each Sleeve Subadviser and the Adviser (each, a “Subadvisory Contract”), respectively. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. Morningstar Associates allocates assets among the Sleeve Subadvisers and, with the Adviser, generally supervises the daily investment advisory services provided to the Funds by the Sleeve Subadvisers. In addition, the Adviser intends to manage one or more sleeves of each Fund’s portfolio itself, from time to time. Morningstar Associates may adjust the relative sizes of the sleeves from time to time.
OFFICERS/TRUSTEES
The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801.
Interested Trustees and Officers

	Position(s) Held With the	Principal Occupation(s)	Number of Funds in
	Trust; Term of Office(1);	During Past Five Years and	the Pax World Fund
	and Length of Time	Other Directorships Held by	Family Overseen by
Name and Age	Served	Trustee or Officer	Trustee
Laurence A. Shadek ([•])	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of H.G. Wellington (1986-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	13

	Position(s) Held With the	Principal Occupation(s)	Number of Funds in
	Trust; Term of Office(1);	During Past Five Years and	the Pax World Fund
	and Length of Time	Other Directorships Held by	Family Overseen by
Name and Age	Served	Trustee or Officer	Trustee
Joseph Keefe ([•])	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005-2006); President of New Circle Communications LLC (2000-2005); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of On Belay (2006-present), Americans for Campaign Reform (2003-present), Women Thrive Worldwide (2009 — present) and the Social Investment Forum (2000-2006).	13

John Boese ([•])	Chief Compliance Officer (since 2006)	Chief Compliance Officer of the Adviser (2006-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000—2006).	N/A

Maureen Conley ([•])	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser.	N/A

Alicia K. DuBois ([•])	Treasurer (since 2006)	Chief Financial Officer for the Adviser (2006-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)	N/A

Janet Lawton Spates ([•])	Assistant Treasurer (since 2006)	Vice President of Administration (2006-present), Treasurer (1998-2006) and Chief Financial Officer (2001-2006) of the Adviser; Treasurer or Assistant Treasurer of the Pax World Funds (1998-2006).	N/A

Disinterested Trustees

	Position(s) Held With the	Principal Occupation(s)	Number of Funds in
	Trust; Term of Office(1);	During Past Five Years and	the Pax World Fund
	and Length of Time	Other Directorships Held by	Family Overseen by
Name and Age	Served	Trustee or Officer	Trustee
Adrian P. Anderson ([•])(2)	Trustee (since 2007)	Chief Executive Officer of North Point Advisers, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	13

Carl H. Doerge, Jr. ([•])(2)	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY	13

Cynthia Hargadon ([•])(3)	Trustee (since 2006)	Managing Director of CRA Rogers Casey (2006-present); Senior Consultant of North Point Advisers, LLC (2003-2006); President of Potomac Asset Management, Inc. (2000-2002).	13

Louis F. Laucirica ([•])(2)	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present).	13

John L. Liechty ([•])(3)	Trustee (since 2009)	Principal, Integrated Investment Solutions (2009-present); President and CEO, MMA Praxis Mutual Funds (1997-2008).	13

Nancy S. Taylor ([•])(3)	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Minister and President, Massachusetts Conference, United Church of Christ (2001-2005); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	13

(1)	Trustees of the Funds hold office until a successor shall have been chosen and shall have qualified. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor shall have been chosen and shall have qualified.

(2)	Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on a quarterly basis.

(3)	Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on a quarterly basis.
* * * * *
None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.
Ownership of Shares in the Pax World Fund Family
The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and, on an aggregate basis, in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2010:

Aggressive
	Growth	Growth	Moderate	Conservative	Aggregate Across
	Portfolio	Portfolio	Portfolio	Portfolio	All Funds
Interested Trustees
Laurence A. Shadek	[•]	[•]	[•]	[•]	[•]
Joseph Keefe	[•]	[•]	[•]	[•]	[•]

Disinterested Trustees
Adrian P. Anderson	[•]	[•]	[•]	[•]	[•]
Carl H. Doerge, Jr.	[•]	[•]	[•]	[•]	[•]
Cynthia Hargadon	[•]	[•]	[•]	[•]	[•]
Louis F. Laucirica	[•]	[•]	[•]	[•]	[•]
John L. Liechty	[•]	[•]	[•]	[•]	[•]
Nancy S. Taylor	[•]	[•]	[•]	[•]	[•]
Compensation of Trustees
The Trust pays each disinterested trustee an annual retainer of $16,000 ($25,000 for the Chairman). In addition, the Trust currently pays each disinterested trustee a fee of $4,000 for attendance at each meeting of the Board of Trustees. Trustees are also reimbursed for their travel expenses for attending meetings of the Board of Trustees. In addition, the Trust pays $2,500 to each member of the Audit Committee for attendance at each Audit Committee meeting, and $2,500 to each member of the Nominating Committee for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trust for services performed as a trustee.

The following table sets forth compensation information relating to trustees of the Trust:

Aggregate
					Pension		Total
	Aggregate Compensation				Retirement		Compensation
					Benefits	Estimated	from the Funds
	Aggressive				Accrued as	Annual	and the Pax
	Growth	Growth	Moderate	Conservative	Part of Fund	Benefits Upon	World Fund
	Portfolio	Portfolio	Portfolio	Portfolio	Expenses	Retirement	Family(1)
Interested Trustees
Laurence A. Shadek	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Joseph Keefe	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Disinterested Trustees
Adrian P. Anderson	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Carl H. Doerge, Jr.	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Cynthia Hargadon	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Louis F. Laucirica	[•]	[•]	[•]	[•]	[•]	[•]	[•]
John L. Liechty	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Nancy S. Taylor	[•]	[•]	[•]	[•]	[•]	[•]	[•]

(1)	The total compensation paid to such persons by the 13 funds in the Pax World Fund Family for the fiscal year ended December 31, 2010.
PORTFOLIO MANAGERS
Other Accounts Managed
The following table summarizes information regarding other accounts managed by the co-portfolio managers of the Funds. The information is as of December 31, 2010, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Other
Registered
	Other Pooled		Other		Investment
	Vehicles		Accounts		Companies
	AUM ($		AUM $		AUM $
Portfolio Manager	million)		(million)		(million)
Christopher H. Brown	$	[•]	$	[•]	$ [•]
Anthony Trzcinka	$	[•]	$	[•]	$ [•]
Mary V. Austin	$	[•]	$	[•]	$ [•]
Jon Hale	$	[•]	$	[•]	$ [•]
Peter DiTeresa	$	[•]	$	[•]	$ [•]
The following table provides information regarding other accounts and assets managed for which the advisory fee is based on performance:

Other
Registered
	Other Pooled	Other	Investment
	Vehicles	Accounts	Companies
	AUM ($	AUM $	AUM $
Portfolio Manager	million)	(million)	(million)
Christopher H. Brown	None	None	None
Anthony Trzcinka	None	None	None
Mary V. Austin	None	None	None
Jon Hale	None	None	None
Peter DiTeresa	None	None	None
Ownership of Securities
The following table shows the dollar range of shares beneficially owned by the portfolio managers of the Funds as of the fiscal year ended December 31, 2010:

Aggressive
	Growth	Growth	Moderate	Conservative
Portfolio Manager	Portfolio	Portfolio	Portfolio	Portfolio
Christopher H. Brown	[•]	[•]	[•]	[•]
Anthony Trzcinka	[•]	[•]	[•]	[•]
Mary V. Austin	[•]	[•]	[•]	[•]
Jon Hale	[•]	[•]	[•]	[•]
Peter DiTeresa	[•]	[•]	[•]	[•]
Conflicts
In managing other portfolios, the Adviser, Morningstar Associates and the Sleeve Subadvisers may be subject to potential conflicts of interest. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of their compliance programs, the Adviser, Morningstar Associates and the Sleeve Subadvisers have adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Certain investment personnel of the Adviser, Morningstar Associates and the Sleeve Subadvisers manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.
Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.
In addition, the Adviser and each of the Sleeve Subadvisers have adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. While no portfolios under the Adviser’s or any Sleeve Subadviser’s management have performance fees, some portfolios may have higher fees than others or may compensate the Sleeve Subadviser at higher rates than they receive from the

Adviser with respect to the Funds. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While none of the Adviser, Morningstar Associates, or the Sleeve Subadvisers monitor the specific amount of time that a portfolio manager spends on a single portfolio, the Adviser, Morningstar Associates, and other Sleeve Subadviser personnel periodically review the performance of the portfolio managers as well as periodically assess whether each portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.
When Morningstar Associates and each of the Sleeve Subadvisers manage separate accounts, potential conflicts of interest may arise similar to those described above with respect to managing multiple portfolios. Investment personnel may manage separate accounts, including proprietary accounts or other pooled investment vehicles (“Other Accounts”) that may have substantially similar holdings to those of the Funds. Side-by-side management of these Other Accounts may give rise to conflicts of interest. Investment personnel may be buying or selling the same securities for the Funds and the Other Accounts from time to time. Other Accounts may have materially different (and potentially higher) fee arrangements. The management of Other Accounts may detract from the time and attention that investment personnel devote to the Funds. To address potential conflicts of interest, Morningstar Associates and each of the Sleeve Subadvisers have developed policies and procedures with respect to cross-trading, the allocation of investment opportunities and the aggregation and allocation of orders. It is possible, of course, that these policies and procedures may not always be adequate to protect the Funds from conflicts of interest. For example, the Other Accounts may direct the Sleeve Subadvisers to trade with a designated broker which may preclude aggregation and allocation of orders to buy or sell a security from time to time, potentially resulting in the Other Accounts trading in the same securities ahead of or after the Funds. In addition, some Sleeve Subadvisers may arrange for the Adviser to trade securities for their sleeves. This may also preclude aggregation of orders.
Compensation
The Adviser
The Adviser seeks to maintain highly competitive compensation programs designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of their investment professionals with that of their clients and overall firm results. Generally, each portfolio manager’s compensation consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the fund or funds he or she manages in comparison to Lipper peer group averages for the same asset class over the one-year period, and when relevant due to the portfolio manager’s tenure with the funds, three-, five- and ten-year periods. In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Adviser’s employees. Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Funds.
Morningstar Associates
All of the Morningstar Associates portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar Associates. The portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of Morningstar Associates, who may or may not account for the performance of the Funds in allocating that pool. The fee for consulting on the Funds accounts for a portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the Funds, there is an indirect relationship between the assets under management in the Funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the portfolio managers from a pool that is distributed at the discretion of the president of Morningstar Associates. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.
Access Capital Strategies
Access Capital team compensation (other than for Mr. Sand) is comprised of salary, performance bonus and profit sharing. The Advisor calibrates salaries by position and performance, and gears them to be competitive in the national marketplace. Investment professionals receive annual performance bonuses based on the performance of the portfolio style versus its respective benchmark and/or peer groups. The applicable benchmarks and Lipper peer group are: The Barclays Capital U.S. Securitized Index, Barclays Capital U.S. Aggregate Bond Index, and Lipper Mortgage Universe.
Investment professionals are also compensated on their performance versus subjective factors, including goal achievement, account responsibility, team responsibility, client focus, communications, attitude, and professionalism.
Finally, the team also participates in a transparent profit sharing arrangement which is intended to provide an equity-like participation in the long-term success of their business.
Ariel Investments
Ariel Investments’ compensation methodology for the other portfolio managers consists of:
Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel Investments, Inc. based on position responsibilities, years of service and contribution to long-term performance of the funds advised by Ariel Investments.
Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative and quantitative factors. In 2008, quantitative factors for Ariel Investments’ portfolio managers included the performance of the respective fund(s) managed by the portfolio manager relative to appropriate benchmarks and peer groups over a number of periods. Ariel Investments’ portfolio managers who also serve as industry analysts are measured on the performance of companies covered by that analyst, both those that are purchased for a fund and those that are not. The discretionary bonus will consist of cash and mutual fund shares purchased by Ariel Investments in the fund(s) managed by the portfolio manager. In addition, all members of Ariel Investments’ research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel Investments’ firm values.
Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in Ariel Investments, based on position responsibilities, years of service and contribution to long-term performance of the funds.
Additionally, as Vice Chairman and Director of Research responsible for the Adviser’s investment and research team, Mr. Bobrinskoy has the ability to earn an annual incentive that is given at the sole discretion of Mr. Rogers.
ClearBridge Advisors
Portfolio Manager Compensation. ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.
ClearBridge has incentive and deferred compensation plans (the “Compensation Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Compensation Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred compensation plans are designed to retain its investment professionals and reward long-term performance.
Incentive Compensation. Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3 and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).
The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).
The 1, 3 and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.
Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.
For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indexes.
Deferred Award. Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.
For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.
Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.
Community Capital Management, Inc.
Ms. VanScoy’s total compensation is based on the total net assets of the funds under management (up to $400 million), with any compensation for assets of the funds under management over $400 million at the discretion of Community Capital Management. Ms. VanScoy is paid an annual bonus that accounts for less that 10% of her total compensation and that is paid based on the overall profitability of Community Capital Management. Alyssa Greenspan and Michelle Rogers are paid fixed salaries, with annual bonuses that account for less than 10% of their total compensation and that are paid based on the overall profitability of Community Capital Management.
Everence Capital Management
Messrs. Bailey and King are compensated on the basis of a salary plus performance bonus. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of Everence Capital Management, as well as the Everence Capital Management’s parent, Everence Capital Management, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed), (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions), (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance), and (iv) Supervisory

Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization). The bonus for the funds is structured in a manner that balances the short term (one-year) and longer term (three-year and five-year) investment performance. Mr. Bailey’s and Mr. King’s bonus is weighted 33% for one-year performance (pre-tax), 33% for three-year performance (pre-tax), and 33% for five-year performance (pre-tax).
Everence Capital Management also contributes an amount equal to 6.5% of each portfolio manager’s salary to his Mennonite Retirement Trust (“MRT”) account, a defined contribution qualified plan. This contribution is made at the end of each month. In addition to the MRT contribution, Everence Capital Management offers a 401(k) plan to employees. Everence Capital Management matches 25 cents per dollar up to 6% of their personal contribution. This match is completed at the end of the year. There are no deferred compensation plans established for the portfolio managers. There is no asset growth-based incentive offered to these portfolio managers.
Miller/Howard Investments
The compensation package for investment professionals is comprised of basic salary and a benefit package plus profit sharing, equity ownership based on performance, position, length of service, and a demonstrated commitment to the health and growth of the firm.
Neuberger Berman Management
A portion of the compensation paid to each portfolio manager for management of Neuberger Berman Management is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the portfolio manager was a partner/principal of Neuberger Berman Management prior to Neuberger Berman Holdings Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman Management complex; and (iii) the total amount of assets for which the portfolio manager is responsible.
Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a portfolio manager receives, the aggregate fees collected on the accounts for which the portfolio manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.
In addition, portfolio managers who also manage hedge funds may receive a percentage of yearly pre-tax revenue generated from the management and incentive fees paid by hedge fund investors.
Neuberger Berman Management’s portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. Neuberger Berman Management believes that its portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.
In addition, there are additional stock and option award programs available.
Neuberger Berman Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.
Parnassus Investments

Method Used to Determine Compensation
Name of Portfolio	Form of	Source of	(Including Any Differences in Method
Managers	Compensation	Compensation	Between Account Types)
Jerome L. Dodson	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Jerome L. Dodson, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the funds or on the value of the assets held in the funds’ portfolios. Jerome L. Dodson may also earn income as majority owner in Parnassus Investments.

Todd C. Ahlsten	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the funds or on the value of the assets held in the funds’ portfolios. Todd C. Ahlsten may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Equity Income Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Todd C. Ahlsten receives profit sharing based on a percentage of his salary and ownership.
Portfolio 21 Investments
The portfolio managers’ and investment committee members’ compensation consists of a fixed salary, a bonus, and a retirement plan. A portfolio manager’s salary and bonus is not based on the performance of Portfolio 21 Investments or other managed accounts. Salary is determined by the position a portfolio manager holds, as well as his or her experience, education, merit, productivity and contribution to the management team. Regular salary surveys are conducted to ensure salaries are paid with the appropriate range in accordance with industry standards. Bonuses are determined by the profits of Portfolio 21 Investments for the fiscal year. The distributions of the bonuses to all employees are based on a wide range of factors as applied to each employee, including length of employment, position held and employee performance. The portfolio managers participate in a fixed retirement plan that is available to all employees of the firm.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
[[As of March 31, 2011, and to the knowledge of the Trust, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of any Fund, other than those persons set forth in the chart below:]]

Percentage of
Outstanding Shares
of Class Owned
Holder	Fund	Share Class	of Record
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]
CODE OF ETHICS
The Funds as well as each of the Adviser, Morningstar Associates and the Sleeve Subadvisers have adopted a Code of Ethics (each, a “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics of each such adviser or subadviser permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations. Each Code of Ethics varies from one another.
PROXY VOTING GUIDELINES
The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as part of Appendix A hereto. Each Sleeve Subadviser with prior ESG experience votes proxies under its own policies, while the Adviser may vote proxies relating to portfolio securities managed by certain Sleeve Subadvisers, including so-called “non-ESG” Sleeve Subadvisers, according to the Adviser’s proxy voting policies and procedures.
In the case of proxies voted by a Sleeve Subadviser pursuant to the Sleeve Subadviser’s proxy voting guidelines, the Adviser will request the Sleeve Subadviser to certify to the Adviser that the Sleeve Subadviser has voted the Fund’s proxies in accordance with the Sleeve Subadviser’s proxy voting guidelines and that such proxy votes were executed in a manner consistent with the Sleeve Subadvisor’s proxy voting policy, and to provide the Adviser with a report detailing any instances where the Sleeve Subadviser voted any proxies in a manner inconsistent with the Sleeve Subadviser’s proxy voting guidelines. The Adviser will then report to the Board on an annual basis regarding the Sleeve Subadviser certification and report to the Board any instance where the Sleeve Subadviser voted any proxies in a manner inconsistent with the Funds’ proxy voting guidelines.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 for which Sleeve Subadvisors have filed forms N-PX is available without charge, upon request, by telephoning ESG Managers Portfolios (toll-free) at 877-374-7678 or by visiting the ESG Managers Portfolios’ website at www.esgmanagers.com, and is available without charge by visiting the SEC’s web site at www.sec.gov.
INVESTMENT ADVISORY AND OTHER SERVICES
ADVISER
GENERAL
Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801 is the adviser to the Funds. The Adviser was incorporated in 1970 under the laws of the State of Delaware. As of December 31,

2010, the Adviser had approximately $[•] billion in assets under management. The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.
Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and members of his family. As a result, the Shadek family may be deemed to “control” the Adviser.
MANAGEMENT CONTRACT
Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.
Pursuant to the Management Contract, the Adviser has contracted to have overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination, replacement and compensation of Morningstar Associates and the Sleeve Subadvisers to manage the assets of each Fund; (iii) overseeing and monitoring the ongoing performance of Morningstar Associates and the Sleeve Subadvisers, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the Sleeve Subadvisers comply with the Fund’s investment objectives, policies and restrictions. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, each Fund will pay, on a monthly basis, an advisory fee to the Adviser (the “Advisory fee”) based on a percentage of each Fund’s average daily net assets, at an annual rate as follows:

Fund	Annual Rate of Advisory fee
Aggressive Growth	0.90%
Growth	0.85%
Moderate	0.80%
Conservative	0.75%
Under the Management Contract, any liability of the Adviser to the Trust and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its obligations or duties.
The Management Contract may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contract will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.
The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser.
* * * * *
The following table shows the amount of advisory fees paid to the Adviser by each Fund and the advisory fees reimbursed by the Adviser to each Fund for the fiscal years ended December 31, 2010 and 2009:

	Aggressive Growth	Growth	Moderate	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio
Year ended December 31, 2010	[•]	[•]	[•]	[•]
Advisory Fee Paid	[•]	[•]	[•]	[•]
Amount Reimbursed	[•]	[•]	[•]	[•]
Year ended December 31, 2009	[•]	[•]	[•]	[•]
Advisory Fee Paid	[•]	[•]	[•]	[•]
Amount Reimbursed	[•]	[•]	[•]	[•]
ASSET ALLOCATION AGREEMENT
Pursuant to the terms of the Asset Allocation Agreement between Morningstar Associates and the Adviser, Morningstar Associates, subject to the supervisions of the Board of Trustees of the Trust and the Adviser, is responsible for certain portfolio construction services for the Funds.
Pursuant to the Asset Allocation Agreement Morningstar Associates has contracted to have supervisory responsibility for: (i) the implementation of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to each Sleeve Subadviser and/or the Adviser, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of hiring, termination and replacement of Sleeve Subadvisers to manage the assets of each Fund, and (iv) overseeing and monitoring the ongoing performance of Sleeve Subadvisers of each Fund, including their compliance with the investment objectives, policies and restrictions of the relevant Fund. For its services under the Asset Allocation Agreement, Morningstar Associates receives from the Adviser a fee based on a percentage of the applicable Fund’s average daily net assets from the Adviser’s advisory fee (the “Lead Subadvisory fee”) at an annual rate as follows:

Fund	Annual Rate of Lead Subadvisory fee
Aggressive Growth	0.15%
Growth	0.15%
Moderate	0.15%
Conservative	0.15%
The Lead Subadvisory fee is accrued daily and paid monthly. Morningstar Associates, at its discretion, may voluntarily waive all or a portion of its Lead Subadvisory fee.
Under the Asset Allocation Agreement, any liability of Morningstar Associates to the Funds and/or its shareholders is limited to situations involving Morningstar Associates’ breach of fiduciary duty under the 1940 Act and other applicable laws and regulations with respect to receipt of compensation for its services or its willful misfeasance, bad faith or gross negligence or the reckless disregard of its obligations or duties.
The Asset Allocation Agreement may be terminated with respect to a Fund at any time on 60 days written notice by Morningstar Associates, the Adviser, by the Board of Trustees of the Trust on behalf of the relevant Fund or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contract will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

SUBADVISORY CONTRACTS
Pursuant to Subadvisory Contracts, the Sleeve Subadvisers manage the Funds’ portfolios of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Funds, the Adviser, and Morningstar Associates.
The Subadvisory Contracts are terminable without penalty by the Fund on sixty days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Board of Trustees who are not interested parties, or by the Sleeve Subadviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Subadvisory Contracts provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sleeve Subadviser, or of reckless disregard of its obligations or duties thereunder, the Sleeve Subadviser shall not be liable for any action or failure to act in accordance with its duties thereunder.
For their services under their respective Subadvisory Contracts, each Sleeve Subadviser receives from the Adviser a fee based on a percentage of the applicable sleeve’s average daily net assets from the Adviser’s advisory fee (the “Subadvisory fees”).
The Subadvisory fees are accrued daily and paid monthly. Each Sleeve Subadviser, at its discretion, may voluntarily waive all or a portion of its respective Subadvisory fee.
Investment advisory fees and operating expenses which are attributable to each class of the Fund will be allocated daily to each class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by ALPS Distributors, Inc. from its own resources which includes the shareholder servicing fees and past profits, or by the Adviser and/or Sleeve Subadvisers from their own resources, which includes the advisory or subadvisory fees and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by the Adviser. (See “Distribution and Shareholder Services” herein.)
DISTRIBUTOR
ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with the Trust. The Distributor has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.
CUSTODIAN
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (“State Street”), serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.
Pursuant to rules or other exemptions under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

TRANSFER AND DIVIDEND DISBURSING AGENT
PNC Global Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, fees for account set-up fees and a monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to Pax World, P.O. Box 9824, Providence, Rhode Island 02940-8024 or by telephoning Pax World (toll-free) at 888-374-8920, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[•] serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.
BROKERAGE ALLOCATION AND OTHER PRACTICES
BROKERAGE TRANSACTIONS
The Adviser or each of the Sleeve Subadvisers is responsible for decisions to buy and sell securities for each sleeve of each Fund for which they are responsible, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. From time to time, the Adviser may select and place transactions (and negotiate rates) for a sleeve advised by a Sleeve Subadviser. Investment decisions for the Funds and for the other investment advisory clients of the Adviser and the Sleeve Subadvisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sleeve Subadvisers. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Adviser or the Sleeve Subadvisers. The Adviser and/or the Sleeve Subadvisers may aggregate orders for the Funds with simultaneous transactions entered into on behalf of their other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sleeve Subadvisers’ opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION
The Adviser or each Sleeve Subadviser places orders for the purchase and sale of portfolio investments for their sleeve(s) with brokers or dealers selected by them in their discretion. In effecting purchases and sales of portfolio securities for each sleeve, the Adviser and each Sleeve Subadviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or a Sleeve Subadviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Adviser or a Sleeve Subadviser may select a broker-dealer that sells Fund shares to effect transactions for a sleeve, neither the Adviser nor any Sleeve Subadviser will consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions. It should be noted that because each Sleeve Subadviser independently selects brokers to effect purchases and sales for the sleeves it manages, different Sleeve Subadvisers may buy and sell the same security at the same time using different brokers, thereby causing the Funds to pay higher commissions.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Sleeve Subadvisers receive services from many broker-dealers with which the Adviser or the Sleeve Subadviser place the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or the Sleeve Subadvisers in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Adviser and the Sleeve Subadvisers receive such services even though the receipt of such services relieves the Adviser or the Sleeve Subadvisers from expenses they might otherwise bear.
In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Adviser or any Sleeve Subadviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or the Sleeve Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s or the Sleeve Subadviser’s overall responsibilities to the advisory accounts for which the Adviser or the Sleeve Subadviser exercise consistent discretion.
The Adviser or any Sleeve Subadviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Adviser or the Sleeve Subadviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.
Pursuant to rules of the SEC, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.
BROKERAGE COMMISSIONS
The following table shows the amount of brokerage commissions paid by each Fund for the fiscal years ended December 31, 2010 and 2009:

	Aggressive Growth	Growth	Moderate	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio
Year ended December 31, 2010	[•]	[•]	[•]	[•]
Year ended December 31, 2009	[•]	[•]	[•]	[•]

[[During 2010, [•] paid $[•] to [•] under “soft dollar” agreements, whereby that firm would provide research and brokerage services to [•] and the Adviser.]]

Type of Security
D=Debt
Fund	Broker Dealer	E=Equity	Amount
Aggressive Growth Portfolio	[•]	[•]	$[•]

Growth Portfolio	[•]	[•]	$[•]

Moderate Portfolio	[•]	[•]	$[•]

Conservative Portfolio	[•]	[•]	$[•]
CAPITAL STOCK AND OTHER SECURITIES
The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into six classes: Class A, Class C, Individual Investor Class, Institutional Class, Institutional Class and Class R shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.
PRICING OF FUND SHARES
As described in the Prospectus under the heading “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that the NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.
Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher distribution and/or service fees may be lower than NAV of the classes of shares with lower or no distribution and/or service fees as a result of the relative daily expense accruals that result from paying different distribution and/or service fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to the Adviser, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Adviser has, in turn, delegated various of these responsibilities to State Street, as the Funds’ custodian. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):
Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.
Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.
Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.
Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.
Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.
Fund securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.
Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.
For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

TAXATION
The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.
Taxation of the Funds. Each of the Funds intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, (a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.
In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, one hundred percent (100%) of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least ninety percent (90%) of its income from the passive income services defined in Code Section 7704(d), and (z) that derives less than ninety percent (90%) of its income from the qualifying income described in clause (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. Finally, for purposes of clause (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
If a Fund were to fail to meet the income diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of

certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise            to fail to qualify as a RIC accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and their net capital gain. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. To the extent a Fund determines to retain for investment any of its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight percent (98%) of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Fund so elects), plus any retained amount from the prior year, that Fund would be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Funds would be treated as having distributed any amount for which they are subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If the Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains.
If the Fund incurs net capital losses in taxable years beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.
See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.
Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net long-term capital gains in excess of net short-term capital losses that are properly reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to fifteen percent (15%) with a 0% rate applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to shareholders as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers.
For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. . The special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares.
A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
If the aggregate dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains over net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the seventy percent (70%) dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.
If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.
Tax-Exempt Dividends. Some of the Funds may invest in securities generating interest that is exempt from federal tax under the Code. RIC distributions designated as “exempt-interest dividends” are not generally subject to federal income tax, but may be subject to state and local taxes. At this time, the Funds do not expect to be eligible under applicable Code requirements to pay (or pass through) to shareholders exempt-interest dividends. Accordingly, any interest received by a Fund in respect of these securities will be taxable to Fund shareholders when distributed to them.
Certain Investments in REITs and Related Investments. The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Tax-Exempt Shareholders. Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.
Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, PIKs will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
In addition, debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
A Fund’s investment in the foregoing kinds of securities may require such Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities (including at times it may not be advantageous to do so), if necessary. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Investments in Other RICs. The Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.
If the Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report (generally on an IRS Form 1099) a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.
If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report (generally on an IRS Form 1099) its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.
Derivative Transactions and Related Transactions. If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts, forward contracts, and swap agreements, as well as any of its other hedging, short sale or similar transactions, it may be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, notional principal contract and short sale rules), the effect of which may be to accelerate income or gains to the Fund, defer losses to the Fund, cause adjustments in the holding periods of Fund securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or convert capital gain or loss into ordinary gain or loss. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.
Book-Tax Differences. Certain of a Fund’s derivative transactions and investments in certain foreign currency-denominated instruments, and any of its transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net-tax exempt income (if any), any distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to eliminate fund-level income tax.
Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, shareholders of the Growth or Aggressive Growth Portfolios may be entitled to claim a credit or deduction with respect to foreign taxes if more than fifty percent (50%) of such Fund’s assets at year end consists of the securities of foreign corporations. In such a case, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least fifteen (15) additional days during the thirty (30) day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. In addition, to the extent a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, foreign shareholders generally will be subject to increased U.S. federal income taxes without a corresponding benefit for the pass-through of these foreign taxes.
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
Passive Foreign Investment Companies. Equity investments by a Fund in certain PFICs, if any, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders.
However, a Fund may elect to avoid the imposition of that tax by making an election to mark such investments to market annually or to treat the PFIC as a “qualified electing fund” (“QEF”). The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by a Fund to avoid fund-level taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” A PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least fifty percent (50%). Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends, other distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is twenty-eight percent (28%) for amounts paid through 2012. The backup withholding rate will be thirty-one percent (31%) for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.
Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. A sale or exchange of Fund shares by a securities dealer may generate ordinary income if such Fund shares were not designated by such securities dealer as held for investment.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
Non-U.S. Shareholders. Generally, distributions to non-U.S. shareholders which are properly designated Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. In general, dividends other than

Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
Effective for taxable years of a Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). The exception to withholding for interest-related dividends does not apply to distributions to a foreign person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”), as described below. The Fund may report such part of its dividends as interest related and/or short-term capital gains dividends as are eligible, but is not required to do so.
In order to qualify for any exemptions from withholding described above or for lower withholding rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares in a Fund held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.
A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).
Special rules apply to distributions to certain foreign persons from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest (other than solely as a creditor) in U.S. real property or in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions, and thus do not expect these special tax rules to apply. Foreign persons should consult their tax advisers regarding the potential effect of these special rules on their investments in the Funds.
If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, falls within this requirement.
Other Reporting and Withholding Requirements. New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.
The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.
* * * * *
Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important U.S. federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.
DISTRIBUTION AND SHAREHOLDER SERVICES
As stated in the Prospectus under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty five hundredths of one percent (0.25%) or seventy five hundredths of one percent (0.75%) per annum of its average daily net assets with respect to the Fund’s Class A or Class C shares, respectively. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone and sales literature) for the fiscal year ended December 31, 2010 are set forth below:

	Aggressive Growth	Growth	Moderate	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio
Advertising	$ [•]	$ [•]	$ [•]	$ [•]
Printing	$ [•]	$ [•]	$ [•]	$ [•]
Postage	$ [•]	$ [•]	$ [•]	$ [•]
Sales	$ [•]	$ [•]	$ [•]	$ [•]
Financial firms that receive distribution and/or service fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.
In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.
The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary. In some cases, in addition to payments described above, the Adviser will make payments for special events such as a conference or seminar sponsored by one of such financial firms.
If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors. As of the date of this Statement of Additional Information, the Adviser has no arrangements with firms for the additional payments described above for distribution services and/or educational support.
The Adviser expects that firms may be added to this list from time to time. Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.
Pursuant to the terms of each Plan, the Board of Trustees of the Trust will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.
Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.
Each Plan was last continued on March [•], 2011 by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such Plan.
Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the “Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.
The Distribution Agreement was last continued on March [•], 2011 by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such Distribution Agreement.
The Funds have also adopted by vote of the Board of Trustees a Class C shareholder services plan (the “Services Plan”) at an in-person meeting of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, which votes were cast in person at a meeting called for the purpose of voting on such plan. The Services Plan provides that Class C shareholders of the Funds may pay up to twenty-five one hundredths of one percent (0.25%) per annum of Class C average daily net assets with respect to Class C shares to intermediaries that provide shareholder services to Class C shareholders. Such services may include record keeping, account maintenance, response to shareholder queries regarding account balances and other services agreed upon from time to time.
Sales Charges
Moving between share classes
Requests to “move” an investment between share classes (within the same Fund or between different Funds), generally will be processed as an exchange of the shares currently held for shares in the new class or Fund. Below is more information about how sales charges are handled for various scenarios.
Exchanging Class C shares for Class A shares — If a shareholder exchanges Class C shares for Class A shares, the shareholder is still responsible for paying any applicable Class C contingent deferred sales charges and/or Class A sales charges.
Moving between other share classes — To move an investment between share classes when the particular scenario is not described in this statement of additional information, please contact the Funds for more information.

Class A Purchases
Pursuant to a determination of eligibility by a vice president or more senior officer of the Adviser, or by his or her designee, Class A shares of the Funds may be sold at net asset value to:
(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the Funds managed by the Adviser, current or retired employees of the Adviser and the Sleeve Subadvisers, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)	currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

(5)	insurance company separate accounts;

(6)	accounts managed by subsidiaries of the Adviser or a Sleeve Subadviser;

(7)	The Adviser, the Sleeve Subadvisers and their affiliated companies;

(8)	an individual or entity with a substantial business relationship with the Adviser or a Sleeve Subadviser or its affiliates, or an individual or entity related or relating to such individual or entity;

(9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of the Adviser or a Sleeve Subadviser and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.
Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.
Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:
•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.
Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.
Sales charge reductions and waivers
Reducing your Class A sales charge
As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.
Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the Funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.
The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed.
You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.
The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.
When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.
Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.
Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, single-participant Keogh type plan, or a participant account of a 403(b) plan that is treated as an individual type plan for sales charge purposes;

•	SEP plans and SIMPLE IRA plans;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

•	endowments or foundations established and controlled by you or your immediate family.
Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes, or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the Funds.
Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

You may not purchase Class C shares if your combined holdings in the Funds cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).
If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the Funds.
Right of reinvestment — As described in the prospectus, certain transactions may be eligible for investment without a sales charge pursuant to the Funds’ right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.
CDSC waivers for Class A and C shares
As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.
In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):
•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•	Redemptions through a systematic withdrawal plan (“SWP”). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
For purposes of this paragraph, “account” means:
•	in the case of Class A shares, your investment in Class A shares of all the Funds; and

•	in the case of Class C shares, your investment in Class C shares of the particular Fund from which you are making the redemption.
CDSC waivers are allowed only in the cases listed here and in the prospectus.

Registration Statement
This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.
FINANCIAL STATEMENTS
The audited financial statements of the Funds for the fiscal year ended December 31, 2010 and the report thereon of [•] are incorporated herein by reference to the Funds’ annual report. The financial statements and financial highlights audited by [•] for the year ended December 31, 2010 incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon such report given on its authority as an expert in accounting and auditing. Copies of the annual report are available upon request by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World (toll-free) at 800- 767-1729, visiting Pax World’s web site at www.paxworld.com or visiting the Securities and Exchange Commission’s web site at www.sec.gov.

APPENDIX A
ESG MANAGERS PORTFOLIOS PROXY VOTING GUIDELINES
The Adviser

Type of Proposal	Proposal	Proxy Voting Guideline
1. DIRECTOR-RELATED ISSUES

Management Proposal	1a. Uncontested Election of Directors	Votes on individual director nominees are made on a case-by-case basis.

Management Proposal	1b. Contested Election of Directors	Votes in a contested election of directors are evaluated on a case-by-case basis.

Management Proposal	1c. Classified Board	Vote for proposals to declassify the board of directors. Vote against proposals to classify the board of directors.

Management Proposal	1d. Shareholder Ability to Remove Directors	Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Management Proposal	1e. Cumulative Voting	Vote against management proposals to eliminate cumulative voting.

Management Proposal	1f. Alter Size of the Board	Vote for proposals that seek to fix the size of the board.

Vote case-by-case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

2. AUDITORS

Management Proposal	2. Ratification of Auditors	Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or where non-audit fees exceed 25% of revenue received from that company.

Type of Proposal	Proposal	Proxy Voting Guideline
3. PROXY CONTEST DEFENSES / TAKEOVER DEFENSES

Management Proposal	3a. Shareholder Ability to Call Special Meeting	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Management Proposal	3b. Shareholder Ability to Act by Written Consent	Vote for proposals to allow or facilitate shareholder action by written consent. Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Management Proposal	3c. Poison Pills	Review on a case-by-case basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

Management Proposal	3d. Fair price Provisions	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Management Proposal	3e. Greenmail	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Management Proposal	3f. Unequal Voting Rights	Generally vote against dual class capitalization.

Management Proposal	3g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Type of Proposal	Proposal	Proxy Voting Guideline
Management Proposal	3h. Supermajority Shareholder Vote Requirement to Approve Mergers	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Management Proposal	3i. Director and Officer Liability Protection	Vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Management Proposal	3j. Director and Officer Indemnification	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner at the reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

4. MISC. GOVERNANCE PROVISIONS

Management Proposal	4a. Confidential Voting	Vote for management proposals to adopt confidential voting.

Management Proposal	4b. Bundled Proposals	Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Type of Proposal	Proposal	Proxy Voting Guideline
Management Proposal	4c. Adjourn Meeting if Votes are Insufficient	Vote for proposals to adjourn the meeting when votes are insufficient.

Management Proposal	4d. Other Business	Vote for other business proposals.

Management Proposal	4e. Changing Corporate Name	Vote for changing the corporate name.
5. CAPITAL STRUCTURE

Management Proposal	5a. Common Stock Authorization	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Management Proposal	5b. Stock Distributions: Splits and Dividends	Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in a excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

Management Proposal	5c. Reverse Stock Splits	Review on a case-by-case basis management proposals to implement a reverse stock split. We will generally vote for a reverse stock split if management provides a reasonable justification for the split.

Management Proposal	5d. Blank Check Preferred Authorization	Usually vote against proposals to create blank check preferred stock.

Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

Vote for requests to require shareholder approval for blank check authorizations.

Management Proposal	5e. Adjustments to Par Value of Common Stock	Vote for management proposals to reduce the par value of common stock.

Management Proposal	5f. Redemption Rights	Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Type of Proposal	Proposal	Proxy Voting Guideline
Management Proposal	5g. Debt Restructurings	Review on a case-by-case basis proposals regarding debt restructurings.

Management Proposal	5h. Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6. EXECUTIVE AND DIRECTOR COMPENSATION

Management Proposal	6a. Stock-Based Incentive Plans	Vote with respect to compensation plans should be determined on a case-by-case basis.

Management Proposal	6b. Approval of ‘Cash or Cash-and-Stock Bonus Plans	Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Management Proposal	6c. Employee Stock Purchase Plans	Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

Management Proposal	6d. Outside Director Stock Awards /Options in Lieu of Cash	Vote case-by-case on proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. MERGERS AND CORPORATE RESTRUCTURING

Management Proposal	7a. Mergers and Acquisitions	Vote on mergers and acquisitions are considered on a case-by-case basis.

Management Proposal	7b. Voting on State Takeover Statutes	Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions.)

Generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Type of Proposal	Proposal	Proxy Voting Guideline
Management Proposal	7c. Voting on Reincorporation Proposals	Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

Management Proposal	7d. Corporate Restructuring	Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Management Proposal	7e. Spin-offs	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Management Proposal	7f. Asset Sales	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Management Proposal	7g. Liquidations	Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Management Proposal	7h. Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.
8. MUTUAL FUND PROXIES

Management Proposal	8a. Mutual Fund — Election of Trustees	Votes on trustee nominees are made on a case-by-case basis.

Type of Proposal	Proposal	Proxy Voting Guideline
Management Proposal	8b. Mutual Fund — Investment Advisory Agreement	Votes on investment advisory agreements should be elevated on a case-by-case basis.

Management Proposal	8c. Mutual Fund — Fundamental Investment	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Management Proposal	8d. Mutual Fund — Distribution Agreements	Votes on distribution agreements should be evaluated on a case-by-case basis.

9. SHAREHOLDER PROPOSALS: CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

Shareholder Proposal	9a-1. Rotate Annual Meeting	Vote against shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

Shareholder Proposal	9b-1. Declassify Board of Directors	Vote for proposals to declassify the board the directors.

Shareholder Proposal	9b-2. Separate Chairman and CEO	Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Proposal	9b-3. Adopt Cumulative Voting	Vote case-by-case on shareholder proposals to permit cumulative voting.

Vote case-by-case on shareholder proposals to adopt cumulative voting at companies with no women or minority members on the board.

Shareholder Proposal	9b-4. Majority of Independent	Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

Shareholder Proposal	9b-5. Independent Committees	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Shareholder Proposal	9b-6. Adopt Director Term Limits	Vote against shareholder proposals to limit the tenure of outside directors.

Shareholder Proposal	9b-7. Implement Director Share Ownership Requirement	Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.

Vote case-by-case on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

Type of Proposal	Proposal	Proxy Voting Guideline
Shareholder Proposal	9c-1. Reduce Supermajority Vote Requirements	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Shareholder Proposal	9c-2. Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Shareholder Proposal	9c-3. Submit Poison Pill (Shareholder Rights Plan) to a Vote	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote case-by-case on proposals to amend an existing shareholder rights plan.

Shareholder Proposal	9c-4. Confidential Voting	Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contexts as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Shareholder Proposal	9c-5. Written Consent/Special Meeting	Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

Shareholder Proposal	9c-6. Elect Auditors/Ensure Auditor Independence	Vote for proposals that would allow shareholders to elect the auditors.

Shareholder Proposal	9c-7. Non-Partnership/Political Contributions	Vote for proposals calling for a company to disclose its political contributions.

Shareholder Proposal	9d-1. Increase Disclosure of Executive	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Type of Proposal	Proposal	Proxy Voting Guideline
Shareholder Proposal	9d-2. Limit Executive compensation	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Shareholder Proposal	9d-3. Prohibit/Require Shareholder Approval for Option Repricing	Vote for shareholder proposals seeking to limit repricing. Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Shareholder Proposal	9d-4. Severance Agreements/Golden Parachutes	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Shareholder Proposal	9d-5. Cash Balance Plans	Vote for shareholder proposals calling for non-discrimination in retirement benefits.

Shareholder Proposal	9d-6. Performance-Based Options/Indexed Options	Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

Shareholder Proposal	9d-7. Link Compensation to Non-Financial Factors	Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

Vote for shareholder proposals seeking to link executive pay to non-financial factors.

Shareholder Proposal	9c-1. Seek sale of company/assets	Vote on a case-by-case basis proposals that seek the sale of the company or company assets.

Shareholder Proposal	9c-2. Hire Adviser/maximize shareholder value	Vote on a case-by-case basis proposals that request the company hire an Adviser to maximize the shareholder value.

Shareholder Proposal	9c-3. Convert closed-end fund to open-end fund	Vote against shareholder proposals to convert a closed-end fund to an open-end fund.

10. SHAREHOLDER PROPOSALS: SOCIAL AND ENVIRONMENTAL PROPSALS

Shareholder Proposal	10a-1. Add Women and Minorities to Board	Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

Type of Proposal	Proposal	Proxy Voting Guideline
Shareholder Proposal	10a-2. Prepare Report/Promote EEOC-Related Activities	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Shareholder Proposal	10a-3. Report on Progress Toward Glass Ceiling Commission Recommendations	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling commission’s recommendations.

Shareholder Proposal	10a-4. Prohibit Discrimination on the Basis of Sexual Orientation	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Shareholder Proposal	10a-5. Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

Type of Proposal	Proposal	Proxy Voting Guideline
Shareholder Proposal	10b-1. Codes of Conduct and Vendor Standards	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and license compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the Company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Shareholder Proposal	10b-2. Prepare Report on Operations in Burma/Myanmar	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

Vote for shareholder proposals to pull out of Burma.

Shareholder Proposal	10b-3. Adopt/Report on MacBride Principles.	Vote for shareholder proposals to report on or to implement the MacBride Principles.

Shareholder Proposal	10b-4. Prepare Report on Operations in China	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China.
Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.

Shareholder Proposal	10b-5. Prepare Report on Maquiladoras	Vote for shareholder proposals to prepare reports on a company’s Maquiladora operations.

Shareholder Proposal	10b-6. Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company’s impact on indigenous communities.

Type of Proposal	Proposal	Proxy Voting Guideline
Shareholder Proposal	10c-1. Environmental Report (General)	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Shareholder Proposal	10c-2. Prepare Report on Global Warming/Greenhouse Gas Emissions	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming.

Vote for shareholder proposals calling for the reduction of greenhouse gas.

Shareholder Proposal	10c-3. Invest in Clean/Renewable Energy	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

Vote for shareholder proposals seeking increased investment in renewable energy sources.

Shareholder Proposal	10c-4. Drilling in the Arctic National Wildlife Refuge	Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactures from materials extracted from environmentally sensitive areas such as old growth forests.

Shareholder Proposal	10c-5. Adopt/implement CERES Principles	Vote for shareholder proposals to study or implement the CERES principles.

Shareholder Proposal	10c-6. Phase Out Chlorine-Based Chemicals	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

Vote for shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Shareholder Proposal	10c-7. Report/reduce Toxic Emissions and Assets Community Impact	Vote for shareholder proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.

Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Type of Proposal	Proposal	Proxy Voting Guideline
Shareholder Proposal	10c-8. Adopt a Comprehensive Recycling Policy	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Shareholder Proposal	10c-9. Nuclear Energy	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

Vote for shareholder proposals that ask the company to cease the production of nuclear power.

Shareholder Proposal	10d-1. Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Shareholder Proposal	10d-2. Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.

Shareholder Proposal	10d-3. Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements.

Vote for proposals that call for restrictions on foreign military sales.

Shareholder Proposal	10e-1. Phase-out or Label Products Containing Genetically Modified Organisms	Vote for shareholder proposals to label products that contain genetically modified organisms/

Vote case-by-case on shareholder proposals that ask the company to phase out the use of genetically modified organisms in their products.

Vote for shareholder proposals that ask the company to report on the use of genetically modified organisms in their products.

Type of Proposal	Proposal	Proxy Voting Guideline
Shareholder Proposal	10e-2. Tobacco-related Proposals	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

Vote for shareholder proposals that ask restaurants to adopt smoke-free policies.

Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

Vote for on proposals calling for tobacco companies to cease the production of tobacco products.

Shareholder Proposal	10e-3. Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Shareholder Proposal	10e-4. Disclosure on Credit in Developing Countries (LDCs)	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

Shareholder Proposal	10e-5. Forgive LDC Debt	Vote against shareholder proposals asking banks to forgive loans outright.

Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

Vote for proposals to restructure and extend the terms of non-performing loans.

Shareholder Proposal	10e-6. Adopt Policy / Report on Drug Pricing	Vote for shareholder proposals to prepare a report on drug pricing.

Vote for shareholder proposals to adopt a formal policy on drug pricing.

Type of Proposal	Proposal	Proxy Voting Guideline
Shareholder Proposal	10e-7. Adult Entertainment	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Shareholder Proposal	10e-8. Abortion/Right to Life Issues	Abstain on shareholder proposals that address right to life issues.

Shareholder Proposal	10e-9. Animal Testing (substitutes for)	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

Shareholder Proposal	10e-10. Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

Shareholder Proposal	10e-11. Control over Charitable Contributions	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.

Shareholder Proposal	10e-12. Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.
Sleeve Subadviser Proxy Voting Guidelines
Each Sleeve Subadviser votes proxies in the manner set forth in its policies and procedures submitted to the Adviser that are generally consistent with their ESG criteria and with the policy of the Adviser. The proxy voting guidelines of each Sleeve Subadviser other than Access Capital Strategies are included below. Because Access Capital Strategies ordinarily invests exclusively in debt securities, it does not maintain proxy voting guidelines.
Ariel Investments Proxy Voting Guidelines
1.	Approval and/or Amendments to Executive Compensation. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, we favor stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. We endorse the ISS methodology for the analysis of an executive compensation plan and thus generally vote our proxies per their recommendation. However, we reserve the right to evaluate individual plans on a case-by-case basis.

2.	Classified Board and/or Staggered Board. In general, we are not opposed to classified Boards.

3.	Withholding Board Authority. In general, we do not vote to withhold Board Authority to engage in a particular action. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

4.	Golden Parachutes. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders’ return, we are generally opposed to any proposal for this type of compensation.

5.	Poison Pills. In general, we oppose poison pills.

6.	Mergers/Reorganizations. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-run prospects for the company and whether the restructuring/merger is consistent with that long-run performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

7.	Northern Ireland. We vote in favor of any shareholder proposal that calls for the adoption or implementation of the MacBride principles.

8.	Environmental. Because a company’s environmental policies and record can have a substantial effect on financial performance, we favor resolutions asking for a report of current environmental practices.
ClearBridge Advisors Proxy Voting Guidelines
(1)	Election of Directors
A.	Voting on Director Nominees in Uncontested Elections.
1.	We withhold our vote from a director nominee who:
(a)	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

(b)	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

(c)	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

(d)	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

(e)	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.
2.	We vote for all other director nominees.
B.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:
•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance
C.	Majority of Independent Directors
1.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

2.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
D.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

F.	Director and Officer Indemnification and Liability Protection
1.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

G.	Director Qualifications
1.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2.	We vote against shareholder proposals requiring two candidates per board seat.
(2)	Proxy Contests
A.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

B.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.
(3)	Auditors
A.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

B.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

C.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

D.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

(4)	Proxy Contest Defenses
A.	Board Structure: Staggered vs. Annual Elections
1.	We vote against proposals to classify the board.

2.	We vote for proposals to repeal classified boards and to elect all directors annually.
B.	Shareholder Ability to Remove Directors
1.	We vote against proposals that provide that directors may be removed only for cause.

2.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.
C.	Cumulative Voting
1.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

2.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

3.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.
D.	Majority Voting
1.	We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.
E.	Shareholder Ability to Call Special Meetings
1.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote for proposals that remove restrictions on the right of shareholders to act independently of management.
F.	Shareholder Ability to Act by Written Consent
1.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.	We vote for proposals to allow or make easier shareholder action by written consent.
G.	Shareholder Ability to Alter the Size of the Board
1.	We vote for proposals that seek to fix the size of the board.

2.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.
H.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

I.	Amendment of By-Laws
1.	We vote against proposals giving the board exclusive authority to amend the by-laws.

2.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.
J.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:
•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).
(5)	Tender Offer Defenses
A.	Poison Pills
1.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

3.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.
B.	Fair Price Provisions

1.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C.	Greenmail
1.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D.	Unequal Voting Rights
1.	We vote against dual class exchange offers.

2.	We vote against dual class re-capitalization.
E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
1.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F.	Supermajority Shareholder Vote Requirement to Approve Mergers
1.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
G.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.
(6)	Miscellaneous Governance Provisions
A.	Confidential Voting
1.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

B.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

E.	Other Business

We vote for proposals that seek to bring forth other business matters.

F.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

G.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.
(7)	Capital Structure
A.	Common Stock Authorization
1.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

2.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:
a)	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

b)	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

3.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.
B.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.	Blank Check Preferred Stock
1.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

2.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

3.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.
E.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights
1.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:
a)	Size of the Company.

b)	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

c)	Percentage of the rights offering (rule of thumb less than 5%).
2.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

G.	Debt Restructuring
We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

H.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
J.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

L.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.
(8)	Executive and Director Compensation
In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
A.	OBRA-Related Compensation Proposals
1.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

2.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

3.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

4.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.
B.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

C.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

D.	Shareholder Proposals to Limit Executive and Director Pay
1.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

2.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:
•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

E.	Golden Parachutes
1.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.
F.	Golden Coffins
1.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

2.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.
G.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

H.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

I.	Stock Compensation Plans
1.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

2.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.
J.	Directors Retirement Plans
1.	We vote against retirement plans for non-employee directors.

2.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.
K.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation
L.	Shareholder Proposals Recording Executive and Director Pay
1.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2.	We vote against shareholder proposals requiring director fees be paid in stock only.

3.	We vote for shareholder proposals to put option repricing to a shareholder vote.

4.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

5.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
(9)	State/Country of Incorporation
A.	Voting on State Takeover Statutes
1.	We vote for proposals to opt out of state freeze-out provisions.

2.	We vote for proposals to opt out of state disgorgement provisions.
B.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

C.	Control Share Acquisition Provisions
1.	We vote against proposals to amend the charter to include control share acquisition provisions.

2.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	We vote for proposals to restore voting rights to the control shares.

4.	We vote for proposals to opt out of control share cashout statutes.
(10)	Mergers and Corporate Restructuring

A.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

B.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

H.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

I.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
(11)	Social and Environmental Issues
A.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:
1.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

2.	the percentage of sales, assets and earnings affected;

3.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4.	whether the issues presented should be dealt with through government or company-specific action;

5.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

7.	what other companies have done in response to the issue;

8.	whether the proposal itself is well framed and reasonable;

9.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

10.	whether the subject of the proposal is best left to the discretion of the board.
B.	Among the social and environmental issues to which we apply this analysis are the following:
1.	Energy and Environment

2.	Equal Employment Opportunity and Discrimination

3.	Product Integrity and Marketing

4.	Human Resources Issues
(12)	Miscellaneous
A.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

B.	Operational Items
1.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

2.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

4.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

5.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

6.	We vote against proposals to approve other business when it appears as voting item.
C.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:
•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting
We generally vote for these and similar routine management proposals.

D.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

E.	Stock (Scrip) Dividend Alternatives
1.	We vote for most stock (scrip) dividend proposals.

2.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in (1) through (12) above.
The voting policy guidelines set forth above may be changed from time to time by ClearBridge in its sole discretion.
Community Capital Management Proxy Voting Guidelines
To insure that the shareholder’s interests are voted upon correctly the Advisor shall follow these guidelines:
•	Routine Proposals

Routine proposals are those which do not change the structure, bylaws or operations of the corporation to the detriment of shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management.

•	Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. The Portfolio Manager (with assistance from the Chief Compliance Officer, as necessary) will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the Client.

•	Corporate Governance Proposals

The Advisor will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investments.
Everence Capital Management Summary of Proxy Voting Guidelines
MANAGEMENT PROPOSALS
1. Director-Related Issues
1a. Uncontested Election of Directors
Votes on individual director nominees are made on a case-by-case basis.
Votes should be withheld from directors who:
•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

•	implement or renew a dead-hand or modified dead-hand poison pill

•	Have adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own, but only at their outside directorships

•	are on the compensation committee when there is a negative correlation between chief executive pay and company performance, or for poor compensation practices including excessive perks and egregious employment contracts

•	have failed to address the issue(s) that resulted in any of the directors receiving more than 50 percent withhold votes out of those cast at the previous board election

•	ignore a shareholder proposal that is approved by a majority of the votes outstanding

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	have failed to act on takeover offers where the majority of the shareholders have tendered their shares

•	serve as members of the audit committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work OR if a company is found to have pulled auditor ratification from the ballot within the past year

•	are inside or affiliated directors and sit on the audit, compensation, or nominating committees

•	are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•	serve as a member of the nominating committee that has failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, votes will be withheld from the entire slate.

•	serve as a member of the compensation committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.

•	serve at a Russell 3000 company that exhibited sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

•	serve as a member of the compensation committee where a company has practiced options backdating, depending on the severity of the practices and the subsequent corrective action on the part of the board.
1b. Contested Election of Directors
•	Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:
•	long-term financial performance of the target company relative to its industry; management’s track record

•	background to the proxy contest;

•	qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	stock ownership positions

•	impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment
1c. Classified Board
•	Vote for proposals to declassify the board the directors.

•	Vote against proposals to classify the board of directors.
1d. Shareholder Ability to Remove Directors
•	Vote against proposals that provide that directors may be removed only for cause.
•	Vote for proposals to restore shareholder ability to remove directors with or without cause.
•	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote for proposals that permit shareholders to elect directors to fill board vacancies.
1e. Cumulative Voting
•	Vote against management proposals to eliminate cumulative voting.
1f. Alter Size of the Board
•	Vote for proposals that seek to fix the size of the board.
•	Vote case-by-case on proposals that seek to change the size or range of the board.
•	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
2. Ratification of Auditors
•	Vote for proposals to ratify auditors, unless the non-audit fees paid represent 25 percent or more of the total fees paid to the auditor or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
•	Withhold votes from members of the Audit Committee and/or the full board, if material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there is chronic internal control issues and an absence of established effective control mechanisms.
3. Proxy Contest Defenses/Tender Offer Defenses
3a. Shareholder Ability to Call Special Meeting
•	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
•	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
3b. Shareholder Ability to Act by Written Consent
•	Vote for proposals to allow or facilitate shareholder action by written consent.
•	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
3c. Poison Pills
•	Review on a case-by-case basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.
3d. Fair Price Provisions
•	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3e. Greenmail
•	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
3f. Unequal Voting Rights
•	Generally vote against dual class.
•	Vote for dual class recapitalizations when the structure is designed to protect economic interests of investors.
3g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
•	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
•	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
3h. Supermajority Shareholder Vote Requirement to Approve Mergers
•	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
•	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
3i. Director and Officer Liability Protection
•	Vote against proposals to limit or eliminate entirely director and officer liability for: (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.
3j. Director and Officer Indemnification
•	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
•	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

4. Miscellaneous Governance Provisions
4a. Confidential Voting
•	Vote for management proposals to adopt confidential voting.
4b. Bundled Proposals
•	Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
4c. Adjourn Meeting if Votes are Insufficient
•	Vote against proposals to adjourn the meeting when votes are insufficient.
4d. Changing Corporate Name
•	Vote for changing the corporate name.
4e. Other Business
•	Vote against other business proposals.
5. Capital Structure
5a. Common Stock Authorization
•	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
5b. Stock Distributions: Splits and Dividends
•	Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
5c. Reverse Stock Splits
•	We will review management proposals to implement a reverse stock split on a case-by-case basis.
•	We will generally vote for a reverse stock split if management provides a reasonable justification for the split and the company’s authorized shares are adjusted accordingly.
5d. Blank Check Preferred Authorization
•	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
•	Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
•	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.
•	Vote for requests to require shareholder approval for blank check authorizations.
5e. Adjustments to Par Value of Common Stock
•	Vote for management proposals to reduce the par value of common stock.
5f. Preemptive Rights
•	Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.
5g. Debt Restructurings
•	Review on a case-by-case basis proposals regarding debt restructurings.
5h. Share Repurchase Programs
•	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
6. Executive and Director Compensation
6a. Equity-Based Incentive Plans
•	Votes with respect to compensation plans should be determined on a case-by-case basis.
6b. Approval of Cash or Cash-and-Stock Bonus Plans
•	Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.
6c. Employee Stock Purchase Plans
•	Vote for qualified employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.
•	Vote against qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.
•	Vote for nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to 25 percent, and no discount on the stock price on the date of purchase.
•	Vote against nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.
6d. Outside Director Stock Awards / Options in Lieu of Cash
•	Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.
7. Mergers and Corporate Restructurings
7a. Mergers and Acquisitions
•	Votes on mergers and acquisitions are considered on a case-by-case basis.
•	Votes on Special Purpose Acquisition Corporation (SPAC) mergers and acquisitions are considered on a case-by-case basis.
7b. Voting on State Takeover Statutes
•	We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
•	We generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.
7c. Voting on Reincorporation Proposals
•	Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into “tax havens” will be given special consideration.
7d. Corporate Restructuring
•	Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
7e. Spin-offs
•	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
7f. Asset Sales
•	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7g. Liquidations
•	Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
7h. Appraisal Rights
•	Vote for proposals to restore, or provide shareholders with, rights of appraisal.
7i. Going Private Transactions
•	Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.
•	Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock)

•	Cash-out value

•	Whether the interests of continuing and cashed-out shareholders are balanced

•	The market reaction to public announcement of transaction
8. Mutual Fund Proxies
8a. Election of Trustees
•	Votes on trustee nominees are made on a case-by-case basis.
•	Votes should be withheld from directors who:
•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

•	implement or renew a dead-hand or modified dead-hand poison pill

•	ignore a shareholder proposal that is approved by a majority of the votes cast

•	have failed to act on takeover offers where the majority of the shareholders have tendered their shares
8b. Investment Advisory Agreement
•	Votes on investment advisory agreements should be evaluated on a case-by-case basis.
8c. Fundamental Investment
•	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

8d. Distribution Agreements
•	Votes on distribution agreements should be evaluated on a case-by-case basis.
SHAREHOLDER PROPOSALS
9. Corporate Governance and Executive Compensation
9a. Shareholder meetings/housekeeping issues
9a-1. Rotate Annual Meeting:
•	Vote for shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.
9b. Board-Related Issues
9b-1. Declassify Board of Directors:
•	Vote for proposals to declassify the board the directors.
9b-2. Separate Chairman and CEO:
•	Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.
9b-3. Adopt Cumulative Voting:
•	Vote for shareholder proposals to permit cumulative voting.
9b-4. Majority of Independent Directors:
•	Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.
•	Vote for shareholder proposals to strengthen the definition of independence for board directors.
9b-5. Independent Committees:
•	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
9b-6. Adopt Director Term Limits:
•	Vote against shareholder proposals to limit the tenure of outside directors.
9b-7. Implement Director Share Ownership Requirement:
•	Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.

•	Vote for shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.
9b-8.Majority Threshold Voting Requirement for Directors:
•	Generally vote for reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections) and it does not conflict with the state law where the company is incorporated.
•	Consider voting against the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
9b-9.Establishment of Board Committees:
•	In general, MMA evaluates shareholder proposals to establish a new standing board committee seeking a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself on a case-by-case basis.
9c. Shareholder Rights & Board Accountability
9c-1. Reduce Supermajority Vote Requirements:
•	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
•	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
9c-2. Remove Antitakeover Provisions:
•	Vote for shareholder proposals that seek to remove antitakeover provisions.
9c-3. Submit Poison Pill (Shareholder Rights Plan) to a Vote:
•	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
•	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
•	Vote case-by-case on proposals to amend an existing shareholder rights plan.
9c-4. Confidential Voting:
•	Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

9c-5. Written Consent/Special Meeting:
•	Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.
9c-6. Elect Auditors/ Ensure Auditor Independence:
•	Vote for proposals that would allow shareholders to elect the auditors.
•	Vote for proposals that ask a company to adopt a policy on auditor independence
•	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor
•	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
9c-7. Auditor Rotation:
•	Vote for shareholder proposals to rotate company’s auditor every five years or more. MMA believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.
9d. Compensation Issues
9d-1. Increase Disclosure of Executive Compensation:
•	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.
9d-2. Limit Executive Compensation:
•	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to he highest paid workers.
•	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.
9d-3. Prohibit/Require Shareholder Approval for Option Repricing:
•	Vote for shareholder proposals seeking to limit repricing.
•	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.
9d-4. Severance Agreements/ Golden Parachutes:
•	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

9d-5. Cash Balance Plans:
•	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
•	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.
9d-6. Performance-Based Options/Indexed Options:
•	Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.
9d-7. Link Compensation to Non-Financial Factors:
•	Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.
•	Vote for shareholder proposals seeking to link executive pay to non-financial factors.
9d-8. Expensing of Stock Options:
•	Vote for shareholder proposals asking companies to expense stock options.
9e. Strategic Issues
9e-1. Seek sale of company/assets:
•	We vote on a case-by-case basis proposals that seek the sale of the company or company assets.
9e-2. Hire advisor/maximize shareholder value:
•	We vote on a case-by-case basis proposals that request the company hire an advisor to maximize shareholder value.
9e-3. Convert closed-end fund to open-end fund:
•	Vote case-by-case on shareholder proposals to convert a closed-end fund to an open-end fund.
9e-4. Establish Board Committee
•	Vote on a case-by-case basis on shareholder proposals to establish a board committee charged with oversight of specific mechanisms and/or structures.
10. Social & Environmental Proposals
10a. Diversity and Equality
10a-1. Add Women and Minorities to Board:
•	Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

•	Vote for shareholder proposals asking for reports on board diversity.
•	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.
10a-2. Report on the Distribution of Stock Options by Gender and Race:
•	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.
10a-3. Prepare Report/Promote EEOC-Related Activities:
•	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
•	Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.
•	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
•	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.
10a-4. Report on Progress Toward Glass Ceiling Commission Recommendations:
•	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
•	Vote for shareholder proposals seeking to eliminate “glass ceiling” for women and minority employees.
10a-5. Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity:
•	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation and/or gender identity.
•	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation and/or gender identity.
•	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.
10a-6. Report on/Eliminate Use of Racial Stereotypes in Advertising:
•	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.
10b. Labor and Human Rights
10b-1. Codes of Conduct and Vendor Standards:
•	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

•	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
•	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).
•	Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.
•	Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.
•	Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.
•	Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.
10b-2. Prepare Report on Operations in Burma/Myanmar:
•	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
•	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
•	Vote shareholder proposals to pull out of Burma on a case-by-case basis.
10b-3. Adopt/Report on MacBride Principles:
•	Vote for shareholder proposals to report on or to implement the MacBride Principles.
10b-4. Prepare Report on Operations in China:
•	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
•	Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.
10b-5. Community Impact Assessment / Indigenous Peoples’ Rights:
•	Vote for shareholder proposals to prepare reports on a company’s environmental and health impact on communities.

10b-6. Report on Risks of Outsourcing:
•	Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.
10b-7. Report on the Impact of Health Pandemics on Company Operations
•	Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.
10b-8. Product Sales to Repressive Regimes:
•	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
•	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.
10b-9. Internet Privacy and Censorship
•	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet
•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information
•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet
•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company
•	The level of controversy or litigation related to the company’s international human rights policies and procedures
10b-10. Operations in High Risk Markets
•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption
•	Current disclosure of applicable risk assessment(s) and risk management procedures
•	Compliance with U.S. sanctions and laws
•	Consideration of other international policies, standards, and laws
•	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets
10b-11. Disclosure on Plant Closings:
•	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

10c. Environment
10c-1. Environmental/Sustainability Report:
•	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.
•	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
•	Vote for shareholder proposals to prepare a sustainability report.
10c-2. Climate Change/Greenhouse Gas Emissions:
•	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.
•	Vote for shareholder proposals calling for the reduction of greenhouse gas.
•	Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.
•	Vote for shareholder proposals requesting a report/goals on greenhouse gas emissions from company operations and/or products.
10c-3. Invest in Clean/Renewable Energy:
•	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
•	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.
10c-4. Energy Efficiency:
•	Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.
10c-5. Drilling in the Arctic National Wildlife Refuge:
•	Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.
•	Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.
10c-6. Adopt/Implement CERES Principles:
•	Vote for shareholder proposals to study or implement the CERES principles.

10c-7. Equator Principles:
•	Vote for shareholder proposals to study or implement the Equator Principles.
10c-8. Phase Out Chlorine-Based Chemicals:
•	Vote for shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.
•	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.
10c-9. Land Procurement and Development
•	Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and use that in corporate social and environmental factors.
10c-10. Report on the Sustainability of Concentrated Area Feeding Operations
•	Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.
10c-11. Adopt a Comprehensive Recycling Policy:
•	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
•	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.
10c-12. Facility Safety
•	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.
10c-13. Nuclear Energy:
•	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
•	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.
10c-14. Water Use:
•	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.
•	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.
10c-15. Kyoto Protocol Compliance
•	Vote for shareholder proposals asking companies to review and report on how companies will meet reduction targets of the Kyoto-compliant countries in which they operate.

10d. Health and Safety
10d-1. Toxic Materials
•	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
•	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
•	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.
10d-2. Product Safety
•	Generally vote for proposals requesting the company report on or adopt consumer product safety policies and initiatives.
•	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.
10d-3. Report on Handgun Safety Initiatives:
•	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.
•	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.
10d-4. Phase-out or Label Products Containing Genetically Engineered Ingredients:
•	Abstain on shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
•	Abstain on shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
•	Abstain on shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
•	Abstain on shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.
10d-5. Tobacco-related Proposals:
•	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
•	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
•	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

•	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

•	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

•	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

•	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

•	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.

•	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).
10d-6. Adopt Policy/Report on Drug Pricing:
•	Vote for shareholder proposals to prepare a report on drug pricing.

•	Vote for shareholder proposals to adopt a formal policy on drug pricing.

•	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.

•	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

•	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.
10d-7. Healthcare
•	Vote for shareholder proposals requesting a report on the implications of rising healthcare costs.
10d-8. Ride Safety
•	Vote for shareholder proposals to report on ride safety.
10e. Government and Military
10e-1. Prepare Report to Renounce Future Landmine Production:
•	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.
10e-2. Prepare Report on Foreign Military Sales:
•	Vote for shareholder proposals to report on foreign military sales or offset agreements.

•	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.
10e-3. Depleted Uranium/Nuclear Weapons:
•	Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium (DU) and nuclear weapons.
10e-4. Disclosure on Prior Government Service:
•	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.
10e-5. Adopt Ethical Criteria for Weapons Contracts:
•	Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.
10f. Animal Welfare
10f-1. Animal Rights:
•	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

•	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.

•	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

•	Vote for shareholder proposals to eliminate cruel product testing methods.

•	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate outsourcing animal testing to overseas laboratories.

•	Vote for shareholder proposals to publicly adopt or adhere to an animal welfare policy at both company and contracted laboratory levels.

•	Vote for shareholder proposals to evaluate, adopt or require suppliers to adopt CAK and/or CAS slaughter methods.
10g. Political and Charitable Giving
10g-1. Lobbying Efforts:
•	Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.

10g-2. Non-Partisanship/ Political Contributions:
•	Vote for proposals calling for a company to disclose its political and trade association contributions, unless the terms of the proposal are unduly restrictive
•	Vote for proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.
•	Vote against proposals calling for a company to refrain from making any political contributions.
10g-3. Control over Charitable Contributions:
•	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.
•	Vote against shareholder proposals requesting that companies prohibit charitable contributions.
10h. Consumer Lending and Economic Development
10h-1. Adopt Policy/Report on Predatory Lending Practices:
•	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
10h-2. Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt:
•	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

•	Vote against shareholder proposals asking banks to forgive loans outright.

•	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

•	Vote for proposals to restructure and extend the terms of non-performing loans.
10h-3. Community Investing:
•	Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.
10i. Miscellaneous
10i-1. Adult Entertainment:
•	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.
10i-2. Abortion/Right to Life Issues:
•	Abstain on shareholder proposals that address right to life issues.
10i-3. Coffee Crisis
•	Vote for shareholder proposals asking for reports on company policies related to the coffee crisis.

10i-4. Anti-Social Proposals
•	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

•	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.
10i-5. Violence and Adult Themes in Video Games
•	Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.
Miller/Howard Investments Proxy Voting Guidelines
Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.
Neuberger Berman Management Proxy Voting Guidelines
Environmental/Energy Issues

Reducing/eliminating toxic emissions and pollutants	We support
We review all calls to action on a case-by-case basis, assessing whether the wording of the proposal will result in effective progress or potentially place the company at a distinct competitive disadvantage. Generally, however, we support environmental proposals requesting that a company reduce or eliminate toxic wastes and/or emissions (greenhouse gases). Many of these toxic wastes have proven hazardous to human, animal and plant life. In addition, there may be an economic component that reinforces the desirability of eliminating toxic wastes and emissions. For example, government regulations already demand certain levels of compliance, with fees and further legal action imposed on violators.

Preservation of the natural environment	We support
All corporations have an impact on the environment; however, the policies and practices a company adopts can have a meaningful impact on reducing its environmental footprint and ensuring the sustainable use of natural resources. We advocate and support conservation of our natural resources. We support the goals of the Global Reporting Initiative (GRI) and of the CERES (Coalition of Environmentally Responsible Economies) Principles. We support shareholder resolutions requesting reports from companies concerning the use of natural resources, development plans in environmentally sensitive locations, sustainable forestry practices and biodiversity initiatives.

Climate change related initiatives	We support
The human contribution to climate change is increasingly supported by a scientific consensus on the link between greenhouse gases and global warming. We support greater disclosure on the financial risks associated with climate change and transparency on action plans to reduce overall impact. The likelihood that businesses will be affected by global climate change is fairly certain. However, the degree to which they are affected will be heavily dependent on a number of factors, the most obvious being the industry sectors within which they operate. All companies will have, to varying degrees, exposure to reputational and competitive issues relating to climate change that ultimately could have a financial impact. Transparency and standard corporate disclosure on the issue of climate change are paramount to investors seeking to analyze the risks.

Reporting on environmental hazards to community	We support
There are many substances that companies may use that pose environmental health hazards and safety risks to the surrounding communities. Shareholders have increasingly requested that companies make information available to the public to assess a facility’s potential impact on its neighbors.

Disclosure of environmental liabilities	We support
Shareholders often ask companies to prepare general reports concerning plans, programs and continued progress to improve their commitment to the environment. The GRI and CERES Principles are commonly used as guidelines. Frequently, shareholders also request greater and clearer disclosure than required by U.S. Securities and Exchange Commission regulations. The disclosure requests may, for example, be specific to greenhouse gases, hazardous wastes, or biosphere integrity, but they may also cover a wide range of issues, such as environmental compliance standards the company imposes on its suppliers and vendors.

Genetically modified agricultural products	Case-by- case
Widespread availability of genetically modified foods is already a reality: an estimated two-thirds of processed foods in American supermarkets are made with genetically altered corn, soy or other crops.(2) While such foods have positive qualities, there are ongoing safety and sustainability issues related to their use and impact. We approach our review of companies and their products on a case-by-case basis. We look at many factors and support disclosure of companies’ programs concerning research and testing and their policies on withholding or removing genetically modified food products that need further safety testing.
Workplace Issues

Human resources improvements	We support
A company’s most valuable asset is often its employees. Providing them with respect and good pay enhances productivity and encourages loyalty. Companies that invest in continuing education and training may also be able to limit the cost of hiring and training new employees. Companies with poor labor relations run the risk of being placed on worker-led boycott lists. We support shareholder proposals requesting that companies form committees to review the effects of plant closings and drastic downsizing on communities, worker morale, and the long-term effects on the company itself. On a case-by-case basis, we may investigate the benefits to a company of shareholder resolutions requesting that executive compensation be linked to employee satisfaction, as well as financial and/or other social criteria.

Equal employment opportunity	We support
Proponents of greater adherence to equal employment principles argue that the majority of future entrants to the workforce will be women and minorities. They further argue that companies without comprehensive equal employment opportunity programs will have a difficult time recruiting qualified employees. As a result, those companies could find themselves at a competitive disadvantage. We support proposals and requests for reports on a company’s equal employment opportunity practices, including hiring policies, initiatives to advance women and minorities into managerial positions, and reports regarding the existence of the “glass ceiling.”

(2)	“FDA Plans New Scrutiny In Areas Of Biotechnology,” The New York Times, 1/18/01.

Non-discrimination on sexual orientation issues	We support
We support shareholder proposals asking that the board adopt and implement a written policy barring discrimination based on sexual orientation. Proponents of such initiatives believe that this discrimination diminishes employee morale and reduces overall corporate productivity. As a result, a company may work in the best interests of shareholders by specifically banning discrimination based on sexual orientation. Proponents also argue that companies with formal commitments in this area have a competitive advantage over companies that have not enacted such policies because they can recruit and retain employees from a wider talent pool. Furthermore, companies have an interest in preventing discrimination and resolving complaints internally to avoid costly litigation or damage to reputations as an equal opportunity employer. Such litigation could have a severe economic impact on the company. Several cities have adopted, and other jurisdictions are considering adopting, legislation restricting business with companies that do not guarantee equal treatment for lesbian and gay employees. Non-compliance with these standards thereby limits a company’s competitive capabilities.

Seeking women and minorities for the board of directors	We support
Many companies have increased the percentage of women and minorities in managerial and executive positions. However, most companies still lack appropriate representation by women and people of color at the board of directors level. We support shareholder resolutions requesting reports on improving company search procedures for identifying women and minority candidates.
International Issues

Establishment of global standards for international operations policies	Case-by-case
Global companies face many important issues that are not respected equally in all countries, such as human rights, child labor and community development. Frequently, the question is asked: Is a country better off with the economic benefits arising from foreign direct investment, regardless of the use of unsavory labor practices, or is the foreign direct investment simply supporting a harmful regime and exacerbating human rights violations in order to make a profit? Establishing global standards could greatly aid efforts to eliminate abusive practices in such countries as Nigeria, the Sudan, China, Cameroon, Burma, Chad and the republics of the former Soviet Union. Shareholders for many global companies have requested reports on such topics as: vendor standards; use of forced, child or prison labor; and abuse of foreign workers’ rights. Shareholders have also made requests to divest business from countries known to have human rights violations, such as Burma. We review on a case-by-case basis shareholder resolutions for improved global standards for international operations policies, paying close attention to the specifics of effective measures for viable near- and long-term progress.

International fair labor standards	We support
There are a number of standards and guidelines that companies can implement to support safe and fair employment practices. We are interested in how companies govern their international operations and guidelines for vendor standards. The issues we examine include community development, environmental policies, health and safety policies, and fair employment practices. In general, we have been supportive of the implementation of the MacBride Principals (see next page) and Maquiladora Standards.

Reporting on military business	Case-by-case
Our general guidelines support proposals requesting reporting on military business. However, we review all issues on a case-by-case basis, making sure that specific proposals do not request the disclosure of sensitive, proprietary information. Shareholder proposals that we generally support often request a report of the company’s defense spending, sales to foreign countries, lobbying activities, technology transfers, military contracts, or the company’s involvement in the nuclear defense system.

World Health Organization (WHO) infant formula marketing code	We support
There is a growing consensus among nutrition researchers that substituting infant formula for breast milk poses increased health risks for children. WHO has established marketing guidelines for appropriate labeling for infant formula. We support shareholder requests urging companies that produce infant formula to endorse and adhere to the WHO marketing standards.

Implementation of the MacBride Principles	We support
Written by Nobel Laureate and Amnesty International founder Dr. Sean MacBride, the MacBride Principles propose several equal opportunity guidelines for corporations that operate in Northern Ireland. The drafting of these principles was prompted by widespread employment discrimination against Roman Catholics in Northern Ireland. The International Commission of Jurists has cited this as one of the major causes of conflict in the country. The MacBride Principles would prohibit employment discrimination against Roman Catholics. Proponents note that companies with unfair hiring practices may be targets of boycotts. In addition, state and municipal laws may limit contracts with companies that do not adopt the MacBride Principles. Ultimately, it is hoped that the MacBride Principles will help stabilize that region and allow further investment in Northern Ireland. We support shareholder requests that companies adopt and uphold the MacBride Principles.
Social Issues

Increasing relationships with minority or women-owned businesses.	We support
To complement the acceleration of equal opportunity initiatives within companies, shareholders are requesting reports and resolutions to increase the sourcing of goods and services from minority-owned and women-owned businesses. We support resolutions requiring disclosure of company goals for increasing their use of these vendors and suppliers.

Equal credit opportunity	We support
The federal government’s Equal Credit Opportunity Act prohibits lenders from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age, or because an applicant receives income from a public assistance program. We firmly support shareholder requests for reports concerning company lending practices in low or moderate income areas and requests concerning possible lending patterns to minority groups. We support proposals for remedying any lending discrimination by financial companies—such as banks, credit unions or insurance companies—or others, such as automobile companies.

Increased disclosure regarding political nonpartisanship	We support
Shareholders are increasingly concerned about undue manipulation of the political process exerted by corporations. Shareholders have submitted proposals requesting that companies do not dedicate resources to partisan political activities. They have also requested that companies cease any activities pressuring employees to contribute to or support partisan causes. Other proposals have requested that companies establish political contribution guidelines and reporting procedures.

Animal rights	We support
Animal rights activists have submitted numerous proposals protesting the use of animals in product testing. Proponents argue that certain companies have successfully used animal-free testing as a marketing advantage. They also contend that exploring alternative testing procedures could lead to more cost effective methods. They further note that negative publicity surrounding animal testing could lead to product boycotts. Some proponents object to animal testing for cosmetic and frivolous purposes, while others object to animal testing entirely. We support shareholder resolutions in favor of animal rights in most cases. However, we recognize that most medical products are required to undergo animal testing, in compliance with U.S. Food and Drug Administration regulations.

Anti- tobacco initiatives	We support
Neuberger Berman Socially Responsive Fund does not own companies involved in the production of tobacco. However, we are concerned about the promotion of tobacco products, particularly when targeted at children. We support resolutions asking for elimination of tobacco products from media targeted at children.
Corporate Governance Issues
I. BOARD OF DIRECTORS

Voting on director nominees in uncontested elections	Case-by-case
Votes on director nominees are made on a case-by-case basis. Among the factors we examine are: long-term corporate performance relative to a market index and peer group composition of the board and key board committees; the nominee’s attendance at meetings; the nominee’s investment in the company; whether a retired CEO sits on the board; and whether the chairman is also serving as CEO. We also examine the diversity of the board to determine if sufficient efforts were made to include women and minority candidates. In cases of significant votes and when information is readily available, we also review: corporate governance provisions and takeover activity; board decisions regarding executive pay; director compensation; the number of other board seats held by nominee; interlocking directorships and independence of directors.

Allowing chairman and CEO positions to be held by the same person	Case-by-case
We vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Establishing a majority of independent directors on the board	We support
We vote for shareholder proposals requesting a majority of independent directors on the board. We support shareholder proposals that request the board’s audit, compensation and/or nominating committees include independent directors exclusively.

Stock ownership requirements for directors	We oppose
We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board. We believe this imposes an unnecessary financial limitation on the qualifications for independent directors.

Term of office limitations	We oppose
We vote against shareholder proposals to limit the tenure of outside directors. The limitation of tenure can unduly risk the effectiveness of outside directors and increase management control of the board.

Director and officer indemnification and liability protection	Case-by-case
Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care. We also vote against indemnification proposals that would expand coverage beyond just legal expenses to acts such as negligence that are more serious violations of fiduciary obligations than mere carelessness. We support only those proposals that provide such expanded coverage in cases where a director’s or an officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Corporate charitable contributions	Case-by-case
We vote case-by-case on shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions. We support shareholder proposals requesting more information regarding corporate charitable contributions.
II. PROXY CONTESTS

Voting for director nominees in contested elections	Case-by-case
Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); board diversity (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
III. AUDITORS

Ratifying auditors	We support
In most cases, we support proposals to ratify auditors. However, if an auditor has a financial interest in or association with the company, and is therefore not independent, we will oppose the ratification if the potential financial conflict of interest is substantial enough to potentially compromise the objectivity of the audit function. We will also oppose ratification if there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
IV. PROXY CONTEST DEFENSES

Staggered terms for board structure	We oppose
In their efforts to exercise greater control over the board of directors, management will frequently introduce proposals to stagger or classify board terms. Because this harms a board’s accountability to shareholders, we oppose proposals to classify the board. In keeping with this policy, we support shareholder proposals to repeal classified boards and to elect all directors annually.

Shareholder ability to remove or replace directors	We support
We vote for proposals giving shareholders the ability to remove directors with or without cause. We vote against proposals that provide that directors may be removed only for cause. We vote for proposals that permit shareholders to elect directors to fill board vacancies. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Eliminating cumulative voting	We support
Cumulative voting, whereby shareholders can cast all of their votes for a single nominee, is a practice meant to facilitate the representation of minority viewpoints on the board of directors. The policy is not equitable and often gives a disproportionate voice to small, dissident blocks of shareholders in the running of a company. We support proposals to eliminate cumulative voting. We oppose proposals to permit cumulative voting.

Shareholder ability to call special meetings	We support
As an important part of the checks and balances on corporate management, we oppose any proposals to restrict or prohibit shareholder ability to call special meetings. To that effect, we will support proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder ability to act by written consent	We support
We vote for proposals that allow or make easier shareholder action by written consent. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder ability to alter board size	We support
On occasion, management may try to manipulate the number of board members to increase their control over the board. We vote against proposals that give management the ability to alter the size of the board without shareholder approval. We vote for proposals that seek to fix the size of the board.
V. TENDER OFFER DEFENSES

Poison pills	Case-by-case
In general we vote against management proposals to ratify a poison pill. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Fair price provisions	We support
We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Anti-greenmail amendments	We support
In some instances of unwanted takeover bids, management may feel it is convenient simply to buy out the minority shares held by the unwanted suitor at a higher-than-market price. These “greenmail” actions by a company’s management may be convenient for management, but they are not in the shareholders’ best interest. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. However, we review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Unequal voting rights	We oppose
We vote against dual class exchange offers. We vote against dual class recapitalizations.

Supermajority shareholder vote requirement to amend the charter or bylaws	We oppose
Amendments to a company’s charter or bylaws typically require approval by a simple majority (more than 50%). Management may propose a bylaw requiring excessively high “supermajority” votes—often between 67% — 75%, but sometimes as high as 90%. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. We support shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority shareholder vote requirement to approve mergers	We oppose
We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
VI. CAPITAL STRUCTURE

Common stock authorization	Case-by-case
We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue. We apply a series of quantitative criteria to determine our decision.

Reverse stock splits	Case-by-case
We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

Blank check preferred authorization	Case-by-case
We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. In addition, we review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote against the requested increase.

Shareholder proposals regarding blank check preferred stock	We support
In most instances, we vote for shareholder proposals to have blank check preferred stock placements submitted for shareholder ratification. However, we oppose shareholder ratification requests of shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Adjust par value of common stock	We support
We vote for management proposals to reduce the par value of common stock.

Preemptive rights	Case-by-case
On a case-by-case basis, we review proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt restructurings	Case-by-case
On a case-by-case basis, we review proposals to increase common and/or preferred shares or proposals to issue shares as part of a debt restructuring plan. There are four primary issues upon which we base our decision: 1) How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? 2) Will the transaction result in a change in control of the company? 3) Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring? 4) Are there signs of self-dealing or other abuses?

Share repurchase programs	We support
We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VII. EXECUTIVE AND DIRECTOR COMPENSATION
In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth through a high payout sensitivity to increases in shareholder value.

Cash bonus plans for executives	Case-by-case
We review all resolutions and amendments to cash bonus plans for executives on a case-by-case basis, making sure they are in compliance with federal laws, including Section 162(m) of the Omnibus Budget Reconciliation Act of 1993 (OBRA).
For example, we vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive. We vote for amendments to add performance goals to existing compensation plans. On a case-by-case basis, we evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m). We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder proposals concerning executive and director pay	Case-by-case
When shareholder proposals seek additional disclosure of executive and director pay information, we vote for such proposals. However, we review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. In reviewing these proposals we will analyze the company’s stock price, past compensation practices, peer group practices, and workforce reductions.

Golden and tin parachutes	Case-by-case
As part of efforts to discourage takeover bids, managements may draft employment agreements that include exorbitant top executive pay packages. These packages may be disadvantageous to shareholders. We vote for shareholder proposals that would require golden and tin parachutes to be submitted for shareholder ratification. We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Shareholder approval of employee stock ownership plans (ESOPs)	We support
In most cases, we vote for proposals that request shareholder approval in order to implement an ESOP or to increase the authorized shares for existing ESOPs. However, in cases where the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 10% of outstanding shares), we vote against such proposals.

401(k) employee benefit plans	We support
We vote for proposals to implement a 401(k) savings plan for employees.
VIII. STATE OF INCORPORATION

State takeover statutes	Case-by-case
We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Reincorporation proposals	Case-by-case
We examine on a case-by-case basis proposals to change a company’s state of incorporation. We will generally vote against these proposals if the reincorporation is to a state that allows more antitakeover devices.
IX. MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and acquisitions	Case-by-case
On a case-by-case basis, we consider votes on mergers and acquisitions. Our review takes into account a variety of factors, including: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; changes in corporate governance and their impact on shareholder rights; and the acquiring company’s history of equal opportunity employment, social issues and environmental issues.

Corporate restructuring	Case-by-case
On a case-by-case basis, we review corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, asset sales, and liquidations. In the case of spin-offs, we examine the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives before determining our vote. With votes concerning asset sales, we will first consider the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies. We determine our votes on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Shareholder appraisal rights	We support
We vote for proposals that provide shareholders with rights of appraisal. We also support proposals that restore appraisal rights that were previously rescinded.
X. MISCELLANEOUS GOVERNANCE PROVISIONS

Confidential voting	We support
Confidential voting is critical in allowing shareholders to vote freely and without being unduly influenced by any voting bloc. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. We will also support management proposals to adopt confidential voting.

Equal access	We support
We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled proposals	Case-by-case
We review on a case-by-case basis bundled or “conditioned” proxy proposals. When a number of proposals are conditioned upon each other, we examine the benefits and costs of the packaged items. If the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

Shareholder advisory committees	Case-by-case
We review on a case-by-case basis proposals to establish a shareholder advisory committee. In cases where there are already a sufficient number of independent, outside directors, the interests of shareholders are usually adequately represented, and a shareholder advisory committee shouldn’t be necessary. However, our case-by-case review may uncover extenuating circumstances that warrant further representation of shareholder viewpoints.
Parnassus Investments Proxy Voting Guidelines
Social and Corporate Responsibility
Environment
•	We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.
Labor Issues
•	We will vote for proposals that show respect for a company’s workers.

•	We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.
Charitable Giving
•	We will vote for resolutions to report on and to increase charitable giving.
Diversity
•	We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.
Animal Welfare
•	We will generally vote for resolutions seeking information on a company’s animal testing, resolutions that request management to develop viable alternatives to animal testing and resolutions calling for consumer products companies to reduce their use of animals in testing.
Community Relations
•	We will vote for resolutions that make the company a good corporate citizen and show sensitivity to the communities where it operates.

Ethical Business Practices
•	In general, we will vote for resolutions that ensure that a company follows ethical business practices.
Corporate Governance
Election of Directors
We support Boards of Directors that reflect independence, concern for shareholders’ interests and diversity.
•	We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.
•	We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•	We will vote for increased diversity, including qualified women and ethnic minorities, on Boards.

•	We will vote case-by-case on proposals that seek to change the size or range of the Board.
Independent Accountants
•	Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.
Reincorporation
•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote against resolutions to allow U.S.-based corporations to reincorporate overseas.
Shareholder Rights
Cumulative Voting
•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.
Confidential Voting
•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.
Dual Classes of Stock
•	To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings
•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.
Equal Access to Proxies
•	The Funds will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.
Compensation
Executive Compensation
•	We will vote on limits to executive compensation on a case-by-case basis.
•	We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.
Severance Packages
•	We will vote against severance that exceeds 2.5 times annual salary and bonus.
•	We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.
Stock Options
•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.
Changes in Capital Structure
Increase Authorized Common Stock
•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.
Reverse Stock Split
•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase
•	We will vote for management proposals to institute open-market share repurchase plans.
Issuance of Preferred Stock
•	We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.
Pre-emptive Rights
•	We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.
Mergers, Acquisitions and Other Corporate Restructurings
•	We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.
Anti-takeover Provisions
•	We will vote against staggered boards which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.
•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.
•	We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.
Conflicts of Interest
•	Parnassus Investments is the investment adviser only for mutual funds — not any other entities — so there would normally be no conflicts of interest between the Funds’ shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds’ independent Trustees.
Portfolio 21 Investments Proxy Voting Guidelines
     Environmental Resolutions
     Bioaccumulative Pollutants —Vote in support of eliminating these substances.
     CERES Principles —Vote in favor of proposals to adopt CERES principles.
     Chlorine Bleach —Vote in favor of eliminating Chlorine Bleach in paper and pulp.
     Genetically Engineered Foods — Vote in favor of resolutions calling for the phase out of GE foods; labeling of GE foods; and reports on the financial and environmental costs, benefits and risks associated with GE foods.

     PVC Medical Products — Vote in favor of phasing out or reducing the use of PVC in medical products.
     Reporting — Generally, vote in favor of resolutions that call for special reporting of environmental issues, thereby increasing transparency.
     Renewable Energy Sources —Vote in favor of resolutions that call for increased use and development of renewable energy resources and energy efficiency.
     Smoke Free Environment —Vote in favor of resolutions for a smoke-free workplace.
     Social Resolutions
     Board Diversity —Vote in favor of resolutions calling for increased representation of women and minorities.
     China Principles — Vote in favor of resolutions calling for the adoption of these principles.
     Compensation Disclosure — Vote in favor of resolutions that support disclosure of compensation levels for executives and members of the board of directors, as transparency is imperative for fully informed decision making.
     Drug availability in developing countries — Generally, vote in support of attempts to make drug treatment for HIV/AIDS/TB/Malaria available in developing areas.
     Equal Opportunity/Diversity — Vote in support of resolutions that promote equality, tolerance, and diversity.
     International Labor Organization — Vote in support of proposals for the adoption of ILO principles and implementation of ILO monitoring.
     McBride Principles — Vote in favor of resolutions that support the adoption of the McBride Principles.
     Pharmaceutical Pricing Restraint — Vote in favor of resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.
     Political Contributions — Vote in favor of resolutions calling for the development and reporting of political contribution guidelines and activities.
     Reporting — Generally, vote in favor of resolutions that call for special reporting of social issues, thereby increasing transparency.
     Weapons Manufacturing — Vote in support of efforts to reduce or end weapons manufacturing.
     Corporate Governance Resolutions
     Auditors: Vote in support of independent auditors. Oppose auditors who engage in any amount of consulting (including tax consulting) work in addition to auditing. Vote in support of resolutions that separate auditing from consulting and vote in favor of resolutions designed to limit the amount of non-audit services obtained from the auditor.
     Board of Directors (BOD): Election — Support diverse boards. Vote for BODs that are comprised of at least one-third women and/or minorities. If less than one-third, vote only for the diverse candidates. If the BOD has no women/minorities, vote to withhold all nominees.
     Board of Directors: Voting — Vote against cumulative voting. Support simple majority voting.
     Board of Directors: Classified Boards — Oppose proposals for staggered and classified BODs. Support resolutions to abolish staggered terms.
     Board of Directors: Democratic Elections — Recognizing that the current election process does not provide truly democratic elections, there is a need for reform in this area. However, current resolutions calling for multiple candidates for each director position do not provide a reasonable process for improving elections (such as how to attract multiple qualified independent candidates, addressing costs involved, and process standardization). As a result, votes will be cast against these proposals until a reasonable process is defined.
     Board of Directors: Number of Directors — Oppose efforts to reduce the size of boards, absent extraordinary circumstances.
Board of Directors: Term Limits — Vote against term limits for independent BOD members as such limits can inhibit maintaining board independence and provide management with undue power.
     Board of Directors: Independent Board of Directors — Vote in favor of resolutions for increased independence of BOD.
     Board of Directors: Independent Chair — Vote in favor of resolutions that separate Board Chair and CEO positions.
     Compensation: Indexed Options — Support resolutions to tie stock compensation to performance of the company relative to peer group performance.
     Compensation: Reasonable Compensation of Board of Directors and Management — Oppose executive compensation plans that compensate outside directors in excess of $100,000 per year. Oppose executive compensation plans that compensate chief executive officers in excess of $5,000,000 per year.
     Compensation: Stock Options / Stock Incentive Plans — With the goal of encouraging employee ownership of the business upon which their livelihood depends, vote in support of stock options and stock incentive plans where excessive compensation is not a concern. Support resolutions calling for companies to expense options. Support stock ownership at all levels, not just for top executives.
     Compensation: Executive Severance Pay (Golden Parachutes) — Vote to restrict or eliminate “golden parachute” severance packages. Vote to support resolutions to require shareholder approval of executive severance packages.
     Poison Pills — Vote in favor of resolutions to require shareholder approval of poison pills before they can be implemented.
     Voting — Vote in support of voting confidentiality; vote against supermajority voting; and vote in support of decreasing vote percentages where supermajority voting is in existence.
     Restructuring Plans — Vote in favor of requiring shareholder approval for company restructuring plans.

PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	Articles of Incorporation. Agreement and Declaration of Trust of Registrant dated May 25, 2006. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(b)	By-Laws. Bylaws of Registrant. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(c)	Instruments Defining Rights of Securities Holders. Incorporated by reference to the following sections of the Agreement and Declaration of Trust listed above as Exhibit 23(a): Article III, Section 6, part (e); Article III, Sections 7-9; and Article V, Sections 1-6.

(d)	Investment Advisory Contracts.
(1)	Amended and Restated Management Contract between Registrant and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s registration statement on Form N-1A.

(2)	Investment Advisory Contract between Registrant and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No.60 to the Registrant’s registration statement on Form N-1A.

(3)	Form of Sub-Advisory Contract among Registrant, Pax World Management Corp. and Impax Asset Management Ltd. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.

(4)	Asset Allocation Sub-Advisory Agreement between Morningstar Associates, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(5)	Sub-Advisory Agreement between Access Capital Strategies, a division of Voyageur Asset Management Inc., and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(6)	Sub-Advisory Agreement between Ariel Investments, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(7)	Sub-Advisory Agreement between ClearBridge Advisors, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(8)	Sub-Advisory Agreement between Community Capital Management and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(9)	Sub-Advisory Agreement between Miller Howard Investments and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(10)	Sub-Advisory Agreement between Mennonite Mutual Aid and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(11)	Sub-Advisory Agreement between Neuberger Berman Management, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(12)	Sub-Advisory Agreement between Portfolio 21 Investments, Inc. and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(13)	Non-Discretionary or Discretionary Sub-Advisory Agreement between Parnassus Investments and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.
(e)	Underwriting Contracts. Distribution Agreement between Registrant and ALPS Distributors, Inc. Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s registration statement on Form N-1A.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements. Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(h)	Other Material Contracts.
(1)	Form of Amended and Restated Transfer Agency Services Agreement between Registrant and PFPC, Inc. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(2)	Form of Indemnification Agreement. Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s registration statement on Form N-1A.
(i)	Legal Opinion.
(1)	Opinion of Ropes & Gray, LLP. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.

(2)	Opinion of Ropes & Gray, LLP. Incorporated by reference to Post-Effective Amendment No.60 to the Registrant’s registration statement on Form N-1A.
(j)	Other Opinions.
(1)	Consent of independent registered public accounting firm. To be filed by amendment.

(2)	Opinion of Tate Weller LLP, independent registered public accounting firm. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.
(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan.

(1)	Distribution and Service Plan for Individual Investor Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(2)	Distribution and Service Plan for R Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(3)	Distribution Plan for Class A Shares. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(4)	Distribution Plan for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(5)	Shareholder Services Plan for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.
(n)	Rule 18f-3 Plan. Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(p)	Code of Ethics.
(1)	Joint Code of Ethics of Registrant and the Adviser. Incorporated by reference to Post-Effective Amendment No.50 to the Registrant’s registration statement on Form N-1A.

(2)	Code of Ethics of the Distributor. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A..

(3)	Code of Ethics for Morningstar Family of Registered Investment Advisors. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(4)	Code of Ethics for Voyageur Asset Management Inc. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(5)	Code of Ethics for Ariel Investment Trust, Ariel Investments, LLC and Ariel Distributors, LLC. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(6)	Code of Ethics for ClearBridge Advisors. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(7)	Code of Ethics for Community Capital Management. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(8)	Code of Ethics for Miller Howard Investments, Inc. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(9)	Code of Ethics for MMA Capital Management. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(10)	Code of Ethics for Neuberger Berman Management, LLC. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(11)	Code of Ethics for Portfolio 21 Investments, Inc. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(12)	Code of Ethics of Parnassus Funds, Parnassus Income Funds, Parnassus Investments and Parnassus Funds Distributor. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(13)	Code of Ethics for Impax Asset Management Ltd. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.
Item 29. Persons Controlled by or Under Common Control with the Registrant
     Pax World Funds Trust II (Massachusetts)
Item 30. Indemnification
     Article Five of the Bylaws of Registrant (“Article Five”) provides that the Registrant shall indemnify each of its trustees and officers, and each person who serves at the Registrant’s request as a director, officer, or trustee of another organization in which the Registrant has any interest as a shareholder, creditor, or otherwise, and the heirs, executors and administrators of each of them (“Covered Persons”).
     The Registrant shall indemnify each Covered Person against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Covered Person, in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Covered Person is or was involved as a party or otherwise or with which the Covered Person is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been a Covered Person, except that:
(i) no Covered Person is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit, or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; and
(ii) no Covered Person is entitled to indemnification against any liability to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
     As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, if it is determined that a Covered Person has not acted in good faith in the reasonable belief that his or her actions were in the best interests of the Registrant or is liable to the Registrant and its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, the Registrant shall provide indemnification without regard for the conditions stated in sections (i) and (ii) in the preceding paragraph if: (a) approved, after notice that it involves such indemnification, by at least a majority of the trustees, who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (or who is exempted from being an “interested person” by rule, regulation, or order of the Securities and Exchange Commission), nor parties to the actions, suits, or other proceedings in question, (or another action, suit, or other proceeding on the same or similar grounds) is then or has been pending (“disinterested, non-party trustees”), acting on the matter (provided that a majority of the disinterested non-party trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that the Covered Person has acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office; or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that the Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect the Covered Person against any liability to the Registrant to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Registrant shall pay the expenses, including counsel fees (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), incurred by a Covered Person in respect of any action, suit, or proceeding against which the Covered Person may be entitled to indemnification under Article Five, from time to time in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Registrant amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under Article Five, if (i) the Covered Person has provided appropriate security for such undertaking, or (ii) the Registrant is insured against losses arising from any such advance payments, or (iii) either a majority of the disinterested, non-party trustees of Registrant acting on the matter (provided that a majority of the disinterested, non-party trustees then in office act on the matter), or independent legal counsel as expressed in a written opinion, determines, based on a review of readily-available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification under Article Five. For purposes of the determination or opinion referred to in this section (iii), the majority of disinterested non-party trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.
     Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to Registrant or its shareholders by reason of (a) not acting in good faith in the reasonable belief that such Covered Person’s action was in the best interests of Registrant or (b) to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
     Article Five also provides that its indemnification provisions are not exclusive and do not affect any other rights to which any Covered Person may be entitled. Nothing contained in Article Five affects any rights to indemnification to which personnel of the Registrant, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person.
     The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.
Item 31. Business and Other Connections of the Investment Adviser
     Information regarding the business and other connections of Pax World Management LLC and its directors and officers is listed in the Form ADV of Pax World Management LLC as currently on file with the Commission. (File No. 801-8517).
     Information regarding the business and other connections of Impax Asset Management Ltd. and its directors and officers is listed in the Form ADV of Impax Asset Management Ltd. as currently on file with the Commission. (File No. 801-67631).
     Information regarding the business and other connections of Morningstar Associates, LLC and its directors and officers is listed in the Form ADV of Morningstar Associates, LLC as currently on file with the Commission. (File No. 801-56896).
     Information regarding the business and other connections of Voyageur Asset Management Inc. and its directors and officers is listed in the Form ADV of Voyageur Asset Management Inc. as currently on file with the Commission. (File No. 801-20303).
     Information regarding the business and other connections of Ariel Investments, LLC and its directors and officers is listed in the Form ADV of Ariel Investments, LLC as currently on file with the Commission. (File No. 801-18767).

     Information regarding the business and other connections of ClearBridge Advisors, LLC and its directors and officers is listed in the Form ADV of ClearBridge Advisors, LLC as currently on file with the Commission. (File No. 801-64710).
     Information regarding the business and other connections of Community Capital Management and its directors and officers is listed in the Form ADV of Community Capital Management as currently on file with the Commission. (File No. 801-56201).
     Information regarding the business and other connections of Miller Howard Investments and its directors and officers is listed in the Form ADV of Miller Howard Investments as currently on file with the Commission. (File No. 801-28170).
     Information regarding the business and other connections of MMA Capital Management and its directors and officers is listed in the Form ADV of MMA Capital Management as currently on file with the Commission. (File No. 801-36323).
     Information regarding the business and other connections of Neuberger Berman Management, LLC and its directors and officers is listed in the Form ADV of Neuberger Berman Management, LLC as currently on file with the Commission. (File No. 801-8259).
     Information regarding the business and other connections of Portfolio 21 Investments, Inc. and its directors and officers is listed in the Form ADV of Portfolio 21 Investments, Inc. as currently on file with the Commission. (File No. 801-32066).
     Information regarding the business and other connections of Parnassus Investments and its directors and officers is listed in the Form ADV of Parnassus Investments as currently on file with the Commission. (File No. 801-22799).
Item 32. Principal Underwriters
(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name	Position(s) with Distributor
Thomas A. Carter	President and Director
Edmund J. Burke	Director
Jeremy O. May	Director
Spencer P. Hoffman	Director
John C. Donaldson	Chief Financial Officer
Diana M. Adams	Vice President, Controller and Treasurer
Tané T. Tyler	Vice President, General Counsel and Secretary
Brad Swenson	Vice President and Chief Compliance Officer
Robert J. Szydlowski	Vice President, Chief Technology Officer
Richard Hetzer	Executive Vice President
Kevin J. Ireland	Vice President, Director of Institutional Sales
Mark R. Kiniry	Vice President, National Sales Director-Investments

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(c)	Not applicable.
Item 33. Location of Accounts and Records
     The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by PNC Global Investment Servicing (US) Inc. and are located at 760 Moore Road, King of Prussia, PA 19406-1212. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the Registrant at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 and by State Street Bank and Trust Company at One Lincoln Street, Boston, MA 02111.
Item 34. Management Services
     Not applicable.
Item 35. Undertakings
     Not applicable

NOTICE
     A copy of the Agreement and Declaration of Trust of Pax World Funds Series Trust I (the “Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument has been executed on behalf of the Registrant by officers of the Registrant as officers and by trustees of the Registrant as trustees and not individually, and the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portsmouth, and State of New Hampshire on the 28th day of February, 2011.

PAX WORLD FUNDS SERIES TRUST I (Registrant)
By:	/s/ Joseph F. Keefe
Joseph F. Keefe, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Joseph F. Keefe

Joseph F. Keefe	Trustee, Chief Executive Officer (Principal Executive Officer)	February 28, 2011

/s/ Alicia K. DuBois

Alicia K. DuBois	Treasurer (Principal Financial and Accounting Officer)	February 28, 2011

Adrian P. Anderson*

Adrian P. Anderson	Trustee	February 28, 2011

Carl H. Doerge, Jr.*

Carl H. Doerge, Jr.	Trustee	February 28, 2011

Cynthia Hargadon*

Cynthia Hargadon	Trustee	February 28, 2011

Louis F. Laucirica*

Louis F. Laucirica	Trustee	February 28, 2011

John L. Liechty*

John L. Liechty	Trustee	February 28, 2011

Laurence A. Shadek*

Laurence A. Shadek	Trustee	February 28, 2011

Nancy S. Taylor*

Nancy S. Taylor	Trustee	February 28, 2011

*By:	/s/ Joseph F. Keefe
Joseph F. Keefe
As Attorney-in-Fact February 28, 2011